--------------------
                                     (LOGO)
                                    ARTISAN
                              --------------------
                                  SEMI-ANNUAL
                                     REPORT
                               DECEMBER 31, 2000
                              --------------------
                               INTERNATIONAL FUND
                                  MID CAP FUND
                                 SMALL CAP FUND
                              SMALL CAP VALUE FUND
                              --------------------


                                INVESTOR SHARES

                             INVESTMENT MANAGEMENT
                          PRACTICED WITH INTELLIGENCE
                           AND DISCIPLINE IS AN ART/R

---------------------------------------------------------TABLE OF CONTENTS------

TABLE OF CONTENTS

----------------------------------------
     LETTER FROM THE PRESIDENT
----------------------------------------
  2  LETTERS TO SHAREHOLDERS
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  2    Artisan International Fund
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  6    Artisan Mid Cap Fund
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 10    Artisan Small Cap Fund
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 14    Artisan Small Cap Value Fund
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 18  SCHEDULES OF INVESTMENTS
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 18    Artisan International Fund
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 23    Artisan Mid Cap Fund
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 27    Artisan Small Cap Fund
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 32    Artisan Small Cap Value Fund
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 38  STATEMENTS OF ASSETS & LIABILITIES
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 39  STATEMENTS OF OPERATIONS
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 40  STATEMENTS OF CHANGES IN NET ASSETS
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 42  FINANCIAL HIGHLIGHTS
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 44  NOTES TO FINANCIAL STATEMENTS
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 51  NOTES ON PORTFOLIO STATISTICS
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-----------------------------------------ANNOUNCING ARTISAN'S FIFTH FUND--------

INTRODUCING ARTISAN MID CAP VALUE FUND

Our fifth fund, Artisan Mid Cap Value Fund, will be managed by Marina T. Carlson, CFA, Lead Portfolio Manager, and Dean G. DuMonthier, CFA, Associate Portfolio Manager. Employing a value investing style, the Fund will seek maximum long-term growth by investing in medium-sized companies that the portfolio management team thinks are undervalued by the market.

The Fund will begin operations on March 28, 2001, at a price of $10.00 per share. If you would like to invest on this date and at this price, you may consider participating in the subscription offering beginning February 20, 2001, and closing with the launch of the Fund on March 28, 2001. Of course, you don't have to invest during the subscription period - we expect to begin accepting regular purchases on March 28th. To order Fund information and a prospectus, please return the attached postcard, call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM.

--------------------------------------------------------------------------------

ARTISANFUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information on any Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager(s), as of December 31, 2000. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD. Date of first use: 2/22/01.

                     800.344.1770  -  WWW.ARTISANFUNDS.COM

                                    (PHOTO)
                                MICHAEL C. ROOS
                                   President

"Despite these unsettling issues affecting the markets, the Artisan Funds performed well last year, as you'll review in the following pages.... As always, thank you for the trust and confidence you've shown in our investment teams by choosing the Artisan Funds as part of your investment portfolio."

Dear Fellow Shareholders,

During the last six months of 2000, investors appeared to have been preoccupied with the four "E's" (election, earnings, energy and the euro). Looking back, the seemingly never-ending presidential election along with the host of companies reporting poor earnings or issuing future earnings warnings, spurred volatility in the markets by deflating stock prices and dampening investor optimism. Turmoil in the Middle East and rising gas and oil prices pushed up the cost of energy for consumers and businesses alike, while the euro fell sharply, then rebounded at year-end, further adding to this challenging backdrop. Despite these unsettling issues affecting the markets, the Artisan Funds performed well last year, as you'll review in the following pages.

Two other significant changes at Artisan deserve mention - website enhancements and a new fund introduction:

First, based on your feedback, WWW.ARTISANFUNDS.COM now offers immediate, secure and easy-to-use access to information on your directly-held Artisan Funds account(s) 24 hours a day, 7 days a week. Along with viewing reports like this Semi-Annual Report even before you receive it in the mail, you can make many service requests online that previously had required a phone call with a customer service representative.

Shareholders should find registering for online account access to be quick and easy. Visit WWW.ARTISANFUNDS.COM - all you'll need to get started is your social security number or tax identifi-cation number and your account number. Try it today, and as always, please let us know what you think.

Second, we are pleased to announce our fifth mutual fund, Artisan Mid Cap Value Fund. The Fund will be managed by Marina Carlson, CFA, Lead Portfolio Manager, and Dean DuMonthier, CFA, Associate Portfolio Manager, and will commence operations on March 28, 2001 at an initial price of $10.00 per share.

All current Artisan shareholders are invited to participate in a subscription offering beginning February 20, 2001, and closing when the Fund begins operations. Of course, you don't have to invest during the subscription period - you may choose to invest after March 28th. To receive more complete information about the new Fund, as well as an investor kit, you can complete the attached postcard, call us at 800.344.1770 or simply click on WWW.ARTISANFUNDS.COM.

As always, thank you for the trust and confidence you've shown in our investment teams by choosing the Artisan Funds as part of your investment portfolio.

               Sincerely,

               /s/ Michael C. Roos

               Michael C. Roos
               President

A FEW HIGHLIGHTS TO NOTE

--------------------------------------------AVERAGE ANNUAL TOTAL RETURNS--------

                                                                         SINCE
                                                1-YEAR  3-YEAR 5-YEAR  INCEPTION
                                               ------- ------- -------  -------
ARTISAN INTERNATIONAL FUND(inception 12/28/95) -10.59%  28.92%  24.40%   24.31%
-------------------------------------------------------------------------------
ARTISAN MID CAP FUND(inception 6/27/97)         27.16   38.86     N/A    41.97
-------------------------------------------------------------------------------
ARTISAN SMALL CAP FUND(inception 3/28/95)       -1.40    0.55    6.89    11.28
-------------------------------------------------------------------------------
ARTISAN SMALL CAP VALUE FUND(inception 9/29/97) 20.83    9.54     N/A     9.77
-------------------------------------------------------------------------------
As of 12/31/00.
----------------------------------------------------WWW.ARTISANFUNDS.COM--------

WWW.ARTISANFUNDS.COM OFFERS ACCOUNT ACCESS

Artisan Funds now offers immediate, easy-to-use and secure access to information on your directly-held Artisan Funds account(s) 24 hours a day, 7 days a week. Now, when it's convenient for you - including nights and weekends - you can:

  - Check your account balance,              - Access tax information,
  - View recent account transactions,        - And much more.
  - Change your mailing address,

Registering for Artisan Account Access is quick and easy. Visit
WWW.ARTISANFUNDS.COM - you'll need your Social Security Number/TIN and account number to get started. Try it today!

---------------------------------------------------UPDATED EXPENSE RATIOS-------

                                  12/31/00<F1>        6/30/00<F2>
                               RATIO OF EXPENSES   RATIO OF EXPENSES
                                   TO AVERAGE          TO AVERAGE
                                   NET ASSETS          NET ASSETS
                                ----------------    ----------------
Artisan International Fund           1.26%               1.27%
--------------------------------------------------------------------
Artisan Mid Cap Fund                 1.31%               1.40%
--------------------------------------------------------------------
Artisan Small Cap Fund               1.34%               1.35%
--------------------------------------------------------------------
Artisan Small Cap Value Fund         1.18%               1.35%
--------------------------------------------------------------------

<F1> Annualized as of 12/31/00 (unaudited). A complete period-by-period table of the expense ratios for each fund is located on page 43.
<F2> For the fiscal year ended 6/30/00 (audited).

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, A FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in a Fund, when redeemed, may be worth more or less than their original cost.

ARTISAN INTERNATIONAL FUND: INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD.

ARTISAN MID CAP FUND: THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD.

ARTISAN SMALL CAP FUND AND ARTISAN SMALL CAP VALUE FUND: STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY. ARTISAN SMALL CAP FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. ARTISAN SMALL CAP VALUE FUND INVESTS IN VALUE STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD.

ALL OF THESE RISKS ARE DISCUSSED IN THE FUNDS' PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                                           800.344.1770  -  WWW.ARTISANFUNDS.COM

ARTISAN
INTERNATIONAL
FUND

--------INVESTMENT APPROACH-----------------------------------------------------
The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we try to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well positioned to capitalize on these themes. Important company criteria include sustainable growth, reasonable valuation, strong industry presence and effective management with a focus on shareholder value. We pick our stocks one at a time. As a result, we make no effort to mimic the composition of any index.

--------PERFORMANCE-------------------------------------------------------------
The second half of 2000 was a volatile period for international equities. Despite a December rally, Artisan International Fund declined 15.51% for the six-month period. For the same period, the Fund's performance benchmark, the Morgan Stanley EAFE Index (EAFE), fell 10.53%, while its peer group, the Lipper International Fund Index, lost 11.06%.

Artisan International Fund received a 5 STAR Overall Morningstar RatingTM and 5 STAR for the 3-year and 5-year periods. Ratings are as of 12/31/00 among International Equity Funds (3 years - 1293 funds and 5 years - 789 funds).<F1>

<F1> Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/00. The ratings are subject to change every month. The Overall Morningstar RatingTM is a weighted average of the fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. Morningstar ratings are calculated from the fund's 3-, 5- and 10-year (if applicable) returns in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receives 5 stars.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 12/31/00)

                                                      Lipper
                       Artisan                     International
                    International   EAFE Index      Fund Index
                        Fund
     12/95              10,000         10,000         10,000
                        10,000         10,000         10,025
                        10,910         10,289         10,467
                        12,080         10,451         10,894
                        12,220         10,438         10,902
     12/96              13,437         10,604         11,471
                        14,153         10,438         11,756
                        14,607         11,793         13,071
                        14,839         11,710         13,322
     12/97              13,902         10,793         12,303
                        16,714         12,380         14,128
                        18,131         12,512         14,248
                        14,716         10,733         12,000
     12/98              18,376         12,951         13,861
                        20,439         13,131         14,038
                        21,282         13,465         14,817
                        22,343         14,056         15,317
     12/99              33,313         16,443         19,105
                        39,181         16,426         19,223
                        35,254         15,775         18,319
                        31,338         14,503         16,975
     12/00              29,787         14,114         16,293



                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/00)
--------------------------------------------------------------------------------
                                                                   SINCE
FUND / INDEX                         1-YEAR         5-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund          -10.59%         24.40%         24.31%
--------------------------------------------------------------------------------
EAFE Index                          -14.17%         7.13%          7.13%
--------------------------------------------------------------------------------
Lipper International Fund Index     -14.72%         10.20%         10.22%
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in the Artisan International Fund on December 28, 1995 (the date the Fund began operations) with the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index and the Lipper International Fund Index. EAFE performance, when used in comparison to the Fund's inception date, is calculated starting 12/31/95. The EAFE Index is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds including Artisan International Fund. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

                                       02
                                      ---
                                      TWO

----------------------------------------------------------6 MONTH REVIEW--------

Even though value investing was favored over the Fund's growth style in 2000, the Fund outperformed both its benchmark, the EAFE Index, and its peer group, the Lipper International Fund Index, despite meaningful value stock holdings found in both indices. In addition, for the periods ended December 31, 2000, Artisan International Fund ranked #2 since inception, #2 for five years and #182 for one year, based on total return, out of 297,300 and 696 funds respectively, as tracked by Lipper Inc.

We believe the tone for the period was set after the first quarter as fundamentals began to deteriorate, pointing to a slowing of global economic growth and indicating that corporate earnings in many sectors might not meet expectations.

Profits generally came under increasing pressure as, in our opinion, the abundant supply of capital and robust demand for products was stifled by higher interest rates, higher raw material costs and adverse currency movements. Additionally, the market was forced to account for, among other things, high energy prices, currency volatility, a Middle East political crisis and prolonged uncertainty over the outcome of the U.S. presidential election. In many ways, the markets in 2000 paid for the perhaps unrealistic expectations of a "new economy" in the new millennium.

Throughout the period, we maintained an emphasis on financial firms (as we have since we started the Fund). In particular, we believe European financials are attractive because of the potential benefits offered from continued consolidation in the sector, especially across national borders. Also, throughout Europe we see a trend to establish personal savings for retirement. If these trends continue, the financial sector may experience very attractive growth. In particular, some of our best performers during the period capitalized on those trends, including Abbey National and Lloyds in the United Kingdom, which are engaged in merger negotiations; and the Bank of Ireland and Julius Baer, which we consider among the premier "asset gatherers" in Europe.
Canada's Clearnet Communications was bought out by Telus Corporation.

                                    (PHOTO)

                                 MARK L. YOCKEY
                               Portfolio Manager

"We believe European financials are attractive because of the potential benefits offered from continued consolidation in the sector, especially across national borders."

GOOD IDEAS THAT WORKED    %     GOOD IDEAS AT THE TIME                    %
                         ----                                           ----
Bank of Ireland......... 61.5%  Global Telesystems Group .............. -86.2%
Clearnet Communications. 58.4   UnitedGlobalCom, Inc. ................. -66.3
Abbey National PLC...... 44.3   Samsung Electronics ................... -60.9
Julius Baer Holding AG.. 37.3   NTL Delaware, Inc. .................... -55.2
Lloyds TSB Group PLC.... 13.9   Nippon Telegraph & Telephone Corp.(NTT) -41.8

For the six months ended December 31, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Our telecommunications holdings were under pressure throughout the period, and we continued to reduce the Fund's exposure to the sector - a strategy we began in the first quarter of 2000. We believe we now hold very well-positioned and integrated wireless companies, even though they were affected by worries about the growing competitive pressure in the industry. Global Telesystems and NTT suffered from the overall near-term malaise facing the telecom industry. Cable television holdings UnitedGlobalCom and NTL were pressured as investors expressed concerns about heavy capital spending needs and reduced earnings visibility. Samsung Electronics was stung by the uncertain near-termoutlook for semiconductors.


                                           800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       03
                                     ------
                                     THREE

PORTFOLIO STRATEGIES-----------------------------------------------------------

While the second half of 2000 was challenging, we believe that the positive long-term factors that could lead to sustainable growth in selected industries remain in place. As a result, the Fund continued to have a thematic focus on financials, telecommunications, media/advertising, outsourcing industries and restructuring situations. As a fully invested portfolio we will always be exposed to the short-term gyrations of the markets, but we remain committed to these longer-term issues. Most of our shifts in sector weights during the period were the result of stock-specific situations. Based on this focus, our regional allocation shifted somewhat, as our exposure to Europe increased to 72.9% of the Fund at year-end, compared to a 55.3% mid-year weighting. Also of note, our 14.9% Asia/Pacific weighting was nearly cut in half from 28.6% at June 30, 2000.

"While the second half of 2000 was challenging, we believe that the positive long-term factors that could lead to sustainable growth in selected industries remain in place."

Top 5 Country Allocations

United Kingdom......20.8%
Italy...............10.3%
Japan............... 9.8%
Germany..............9.2%
France.............. 7.3%

As of 12/31/00.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments," starting on page 18.

REGION ALLOCATION (Graphic of world map - with points in regions)

*As of 12/31/00.   **As of 6/30/00.

North America       5.8%*
North America       7.9%**

Europe             72.9%*
Europe             55.3%**

Asia/Pacific       14.9%*
Asia/Pacific       28.6%**

Latin America       2.6%*
Latin America       3.6%**

Portfolio equities as a percentage of Fund total net assets.

As mentioned previously, financials and media are two areas on which we focused throughout the period. We highlighted some of our thoughts about the attractiveness of European financials earlier in this letter. Although our focus on the media sector was unable to provide immediate benefits, we believe we were early in the cycle with these positions as European companies will be forced to develop pan-European brands as cross-country barriers continue to fall. In our opinion, concerns over slowdowns in near-term advertising spending may have kept many investors on the sidelines. In December, at least one announcement reminded investors of the sector's potential. U.K.' s Granada Compass, our largest holding, announced that it would "demerge" in February, separating off its catering and hotel businesses (Compass) to focus on its media assets (Granada). It happened as announced and it's a move we welcomed.

Key additions to the Fund included pharmaceutical/life science firm Novartis AG of Switzerland, consumer products giant Unilever NV of the Netherlands, and Spanish retailer Carrefour. We view each company as a leading worldwide player in its respective industry. Each exhibits what we consider to be attractive defensive growth characteristics that could be rewarded in a slower growth economy. Of note, Novartis indicated just before year-end that its earnings growth would be at the top end of expectations, and Carrefour continued its successful global expansion by opening its first superstore in Japan.

Also, in 2000, the U.S. dollar strengthened against virtually all major currencies. In our view, the momentum has turned and we may experience a recovery of the euro. At its October low, the euro was down almost 30% since its launch, but had regained nearly a third of that loss by year-end. If this gain continues, it could be a positive for Fund performance.

                                       04
                                      ----
                                      FOUR

                                                       PORTFOLIO CHARACTERISTICS

On December 31, 2000, total net assets in the Fund were $4.9 billion, of which $3.6 billion was in the Investor share class. For comparison, at December 31, 1999, Fund total net assets stood at $3.1 billion. At year-end, the Fund held 89 stocks located in 21 countries. The median market cap of our holdings was $8.7 billion, and our weighted average market cap was $29.7 billion. Based on 2001 estimates, our weighted average growth rate of 18.7% fell below our weighted average P/E ratio of 20.8X, as valuations, though down from mid-year, remained at slightly elevated levels. Our Top Ten Holdings comprised a bit more than a quarter of our portfolio, and only two names represented over 3% of assets. For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 51.

Top 5 Sectors

Financials.............. 33.2%
Consumer Discretionary.. 28.3%
Telecommunications....... 9.3%
Information Technology... 7.1%
Healthcare............... 5.7%

As of 12/31/00.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 22.

TOP 10 HOLDINGS

COMPANY NAME                     COUNTRY                           %
-----------------------------------------------------------------------
Granada Compass PLC              United Kingdom                   4.1%
-----------------------------------------------------------------------
Lloyds TSB Group PLC             United Kingdom                    3.1
-----------------------------------------------------------------------
Suez-Lyonnaise des Eaux S.A.     France                            2.9
-----------------------------------------------------------------------
UBS AG                           Switzerland                       2.6
-----------------------------------------------------------------------
Wolters Kluwer NV                Netherlands                       2.5
-----------------------------------------------------------------------
Carlton Communications PLC       United Kingdom                    2.5
-----------------------------------------------------------------------
Pharmacia Corporation            Sweden                            2.4
-----------------------------------------------------------------------
AT&T Canada, Inc.                Canada                            2.4
-----------------------------------------------------------------------
Promise Co., Ltd.                Japan                             2.1
-----------------------------------------------------------------------
Novartis AG                      Switzerland                       2.1
-----------------------------------------------------------------------
TOTAL                                                            26.7%

As a percentage of total net assets as of December 31, 2000. Portfolio holdings are subject to change.

With the last six months typified by increased volatility, and not necessarily a satisfying time to be a growth investor overseas, we feel the markets are over-reacting to near-term uncertainties. Frankly, while opportunities were not limitless a year ago, and growth may slow, we believe Europe continues to provide an attractive investing environment. In fact, Europe's Gross Domestic Product (GDP) growth exceeded that of the United States in the third quarter. On the flipside, Japan and most of Asia do not really appeal to us from a top-down investment perspective, although we do see selective opportunities on a stock-by-stock basis. And emerging markets, like those of Latin America, while not a focus of ours, may continue to provide improving relative performance in the absence of any major negative developments.

More importantly, positive changes around the world in terms of corporate governance where transparency becomes standard, the development of an equity culture where stocks become an asset class of choice for many, the development of common currencies to facilitate trade, and tax and pension reforms are continuing. Although we recognize that progress in these areas is sometimes slow to materialize, we believe that if they continue to emerge, they have the potential to provide attractive benefits to long-term investors.

/s/Mark Yockey

Effective July 1, 1997, the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

                                           800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       05
                                     -----
                                      FIVE

ARTISAN
MID CAP FUND

INVESTMENT APPROACH------------------------------------------------------------

Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of mid-sized companies - which the Fund broadly defines as market capitalizations between $600 million and $6 billion - that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary technology, an established brand name or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics including accelerating earnings, expanding profit margins and increasing market share - that are reasonably priced by the market.

PERFORMANCE---------------------------------------------------------------------

Despite a volatile market, Artisan Mid Cap Fund posted a positive return for the six months ended December 31, 2000, yet trailed its benchmark index, the S&P MidCap 400 Index, while soundly outperforming its peer group, the Lipper Mid-Cap Core Index. For the period the Fund was up 0.04% with its benchmark Index gaining 7.83%. Its peer group declined 3.98%.

The Fund ended the year up 27.16%, solidly outperforming both the benchmark index and peer group which were up 17.51% and 6.26%, respectively.

Artisan Mid Cap Fund received a 5 STAR Overall Morningstar Rating/TM and for the 3-year period ended December 31, 2000, out of 4,238 domestic equity funds.1

<F1>Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/00. The ratings are subject to change every month. The Overall Morningstar RatingTM is a weighted average of the fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. Morningstar ratings are calculated from the fund's 3-, 5- and 10-year (if applicable) returns in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment class receives 5 stars.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 12/31/00)


                      Artisan       S&P MidCap   Lipper Mid-Cap
                    Mid Cap Fund      400 Index   Core Fund Index

     6/97               10,000         10,000         10,000
                        12,550         11,572         11,539
     12/97              12,814         11,669         11,192
                        14,713         12,954         12,514
                        14,606         12,676         12,144
                        13,067         10,842          9,913
     12/98              17,090         13,899         12,063
                        17,161         13,012         11,485
                        19,839         14,854         12,958
                        19,601         13,607         12,122
     12/99              26,983         15,945         15,464
                        34,037         17,968         17,706
                        34,298         17,376         17,113
                        38,105         19,487         17,759
     12/00              3,4311         18,737         16,432


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/00)
 ------------------------------------------------------------------------------
                                                                 SINCE
 FUND / INDEX                    1-YEAR         3-YEAR         INCEPTION
 ------------------------------------------------------------------------------
 Artisan Mid Cap Fund             27.16%         38.86%         41.97%
 ------------------------------------------------------------------------------
 S&P MidCap 400 Index             17.51%         17.10%         19.54%
 ------------------------------------------------------------------------------
 Lipper Mid-Cap Core Fund Index    6.26%         13.65%         15.16%
 ------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Mid Cap Fund on June 27, 1997 (the date the Fund began operations) with the S&P MidCap 400 Index and the Lipper Mid-Cap Core Fund Index. The S&P MidCap 400 Index is an unmanaged, market-weighted index of 400 mid-cap companies. The Lipper Mid-Cap Core Fund Index reflects the net asset weighted return of the 30 largest mid-cap core funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

                                       06
                                      ----
                                      SIX

----------------------------------------------------------------6 MONTH REVIEW

The market volatility of the fourth quarter capped what we considered one of the more turbulent years on Wall Street. We would characterize each of the four quarters by its emotional state: euphoria, surprise, contentment, and panic. To us this analogy seems appropriate, as it appears the market was driven more by human emotion than logic throughout the year, and particularly in the second half. Directionally, the performance of the Fund followed a similar pattern with the fourth quarter taking a heavy toll on the progress we had made during the first three quarters.

We believe this emotional seesaw was sparked in part by the Federal Reserve's restrictive money supply posture that began in June 1999. Reacting to continuing strong economic growth and uncharacteristically low levels of unemployment, the Fed moved to tighten the money supply seeking to head off the possible development of inflation.

Throughout much of the year, we believe many investors adopted a posture of denial. They believed their holdings, particularly technology firms, were immune to the business cycle because they were convinced that strong demand for new digital technologies would allow the technology sector to withstand the headwind of higher interest rates.

However, during the final six months of 2000 as the economy slowed in response to the Fed's activity, earnings warnings, energy supply concerns, the extraordinary uncertainty following the U.S. presidential election and other factors appeared to erode their earlier unbounded confidence. Many investors bolted to the sidelines waiting for more information as a trying year for investing developed an even nastier edge. The result was a fairly broad and steep decline in share prices.

In our opinion, the Fund held up well on a relative basis throughout this period. And for the since inception and one-year periods ended December 31, 2000, Artisan Mid Cap Fund ranked #1 out of 84 and #9 out of 145 mid-cap core funds, respectively, based on total return as tracked by Lipper Inc.

Deregulation in energy markets aided Dynegy, Inc., Calpine Corporation and Kinder Morgan, Inc. The shift from analog to digital communications technology helped Veeco Instruments, Inc., and Sanmina Corporation, while Fiserv, Inc., and SunGard Data Systems, Inc., benefited from activity in the financial services market. Several of these holdings reached their target prices, as did WellPoint Health Networks, H&R Block, and Danaher Corp., and we sold or trimmed our positions.

                                    (PHOTO)
                               ANDREW C. STEPHENS
                               Portfolio Manager

"Throughout much of the year, we believe many investors adopted a posture of denial. They believed their holdings, particularly technology firms, were immune to the business cycle..."

GOOD IDEAS THAT WORKED               %     GOOD IDEAS AT THE TIME          %
                                  ------                                 ------
SunGard Data Systems, Inc......... 41.8%   Covad Communications
 ..................................          Group, Inc. ................ -72.2%
Kinder Morgan, Inc................ 41.7    FreeMarkets, Inc. ........... -37.0
Lincare Holdings, Inc............. 40.4    Viasystems Group, Inc. ...... -36.5
Mettler-Toledo International, Inc. 22.7    National Semiconductor
 ..................................          Corporation ................ -33.9
ACE Limited....................... 21.6    Exodus Communications, Inc. . -31.7

For the six months ended December 31, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Covad Communications suffered from the delays and stumbles facing DSL (digital subscriber line) providers as they attempt to rollout their services nationwide. FreeMarkets and Exodus suffered from the ongoing fallout in the dot.com world, while Viasystems stumbled alongside the telecommunications and networking industries it supports. National Semiconductor fell due to the uncertain near-term outlook for semiconductors.

                                           800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       07
                                     ------
                                     SEVEN

PORTFOLIO STRATEGIES

Throughout the period, our fundamental research - identifying franchise companies with reasonable valuations and accelerating profit cycles - pointed us toward companies that perhaps offer the portfolio higher growth potential than many investments we've made in the past. Our purchases included several former Nasdaq darlings that the market had discounted deeply, as much as 60-75% from recent highs, including McLeod USA, Inc., Kana Communications and CNET Networks, Inc.

Additionally, we found what we view as compelling opportunities in what are generally considered traditionally cyclical areas of the economy. Global over-capacity in some sectors led the market to discount some of these firms, while investors, focusing on the new economy, ignored others even as they provided solid growth. Because we believe the Federal Reserve will retreat from its tight money stance, these companies have the potential to be recognized for what we consider their true value. This group includes some former Fund holdings such as Smurfit-Stone Container Corp., Lear Corp. and Minerals Technology, Inc., and new holdings such as Gentex Corp., Zale Corporation and Rohm and Haas Co.

As these companies' share prices fell, many of our other investments traded up to very lofty valuations. The fear of the unknown has driven investors to look for safe, non-cyclical earnings growth. As an example, companies involved in healthcare, electric power, data processing, and regional banking, to name a few, moved up to increased valuations. While we felt this could go on for some time until investors felt more secure as they attempted to get out of the slowing earnings storm, we were compelled to reduce our positions in these areas of the market.

On December 31, 2000, the Fund remained broadly diversified by economic sector because we believe that participating across many sectors may help to create opportunity. Compared to our sector weightings at June 30, Technology remained the Fund's largest sector at the end of the period, with Basic Materials, Financials and Healthcare taking more prominence. In addition, we made significant reductions in our Capital Goods and Consumer Non-Cyclicals holdings.

"Throughout the period, our fundamental research - identifying franchise companies with reasonable valuations and accelerating profit cycles - pointed us toward companies that perhaps offer the portfolio higher growth potential than many investments we've made in the past."

SECTOR DIVERSIFICATION

SECTOR                6/30/00  12/31/00 SECTOR                 6/30/00 12/31/00
--------------------------------------------------------------------------------
Basic Materials       3.7%     5.3%     Real Estate Investment
                                         Trusts                   0.1% 0.0%<F1>
--------------------------------------------------------------------------------
Capital Goods         9.3      5.0      Services
--------------------------------------     Business Services      1.8      1.4
Conglomerates         0.0      0.0         Consumer Services      3.3      4.9
--------------------------------------------------------------------------------
Consumer Cyclical     3.2      4.7      Technology                30.8     28.1
--------------------------------------------------------------------------------
Consumer Non-Cyclical 2.4      0.0      Telecommunications        10.7     10.5
--------------------------------------------------------------------------------
Energy                7.2      5.6      Transportation            0.0      0.0
--------------------------------------------------------------------------------
Financial             8.3      9.6      Utilities                 7.5      8.0
--------------------------------------------------------------------------------
Healthcare            6.8      9.5      Other assets less
                                         liabilities              4.9      7.4
--------------------------------------------------------------------------------
                                        TOTAL                     100.0% 100.0%
--------------------------------------------------------------------------------

  As a percentage of total net assets as of June 30, 2000 and December 31, 2000, respectively.
<F1> Represents less than 0.1% of total net assets.

                                       08
                                     ------
                                     EIGHT

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On December 31, 2000, the portfolio held 65 stocks, and our Top Ten holdings represented 23.8% of assets. Our median market cap was $4.6 billion, up from $4.1 billion on June 30 and $2.7 billion on December 31, 1999. Based on our 2001 estimates, our stocks were selling at 14.9X weighted average earnings and their weighted average earnings growth rate was 12.3%. For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 51.

"Our research suggests that investors may have overreacted on the downside and are abandoning many interesting situations. However, in our view, these periods of uncertainty and sudden shifts can be rewarding for those willing to endure..."

TOP 10 HOLDINGS

COMPANY NAME                                             %
-----------------------------------------------------------
Citizens Communications Company                       3.1%
-----------------------------------------------------------
Kinder Morgan, Inc.                                   3.1
-----------------------------------------------------------
Western Wireless Corporation                          2.8
-----------------------------------------------------------
ACE Limited                                           2.5
-----------------------------------------------------------
HEALTHSOUTH Corporation                               2.2
-----------------------------------------------------------
Cadence Design Systems, Inc.                          2.1
-----------------------------------------------------------
Mettler-Toledo International, Inc.                    2.0
-----------------------------------------------------------
Tektronix, Inc.                                       2.0
-----------------------------------------------------------
UNUMProvident Corporation                             2.0
-----------------------------------------------------------
The St. Paul Companies, Inc.                          2.0
-----------------------------------------------------------
TOTAL                                                 23.8%

As a percentage of total net assets as of December 31, 2000. Portfolio holdings are subject to change.

Although quite uncomfortable for many investors, we believe the market's turmoil may provide a foundation for the development of what we view as a healthier investing environment. In our opinion, many investors may begin to reset their expectations if they accept the possibility of slower economic growth that could lead to what we would argue is a more realistic assessment of many equities. If this healing process moves forward smoothly, we may experience the development of realistic valuations that could provide attractive investing opportunities.

A risk that concerns us is that investors may overreact. As investors are forced to reexamine long-held beliefs regarding their favorite investments, emotion may lead them to replace their recently excessive optimism with an equally unproductive negative investment outlook.

We believe the economy may continue to slow and that the Federal Reserve may aggressively lower interest rates as a stimulus; that corporate earnings might continue to disappoint for two more quarters and that the market - uncomfortable with uncertainty - could continue its volatile ways. Our research suggests that investors may have overreacted on the downside and are abandoning many interesting situations. However, in our view, these periods of uncertainty and sudden shifts can be rewarding for those willing to endure the volatility.
For our part, we'll continue to pursue our fundamental strategy and seek to identify franchise companies at reasonable valuations with accelerating profit cycles. This strategy has served us very well, and we believe it can continue to yield attractive long-term returns.

/s/Andrew C. Stephens

  Effective July 1, 2000, the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

                                           800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       09
                                     -----
                                      NINE

ARTISAN
SMALL CAP FUND

INVESTMENT APPROACH
------------------------------------------------------------------------------
Artisan Small Cap Fund pursues long-term capital growth through a diversified portfolio of underfollowed, small growth companies. The Fund strives to identify those companies between $200 million and $1.5 billion in market capitalization with the greatest prospects for growth. Through intensive research on each potential investment, the Fund determines a company's "intrinsic value" - the price a strategic buyer would pay to own the entire company. In general, the Fund purchases stocks of those growth companies that are currently at a substantial discount to this intrinsic value. Due to the Fund's attention to stock valuations, this strategy is often characterized as "growth-at-a-reasonable-price."

PERFORMANCE
------------------------------------------------------------------------------
Small-cap growth stocks struggled as market volatility continued in the second half of 2000 and Artisan Small Cap Fund was unable to avoid the market's instability. The Fund declined 10.73% for the six months ended December 31, 2000, while its benchmark, the Russell 2000/R Index, lost 5.88%. The Fund's peer group, the Lipper Small-Cap Core Fund Index, fell 1.49% for the period.

However, for the calendar year ended December 31, 2000, Artisan Small Cap Fund fell 1.40%, while its benchmark Index dropped 3.02%. During 2000, the peer group rose 6.93%.

"Behind the period's uncertain, volatile market were a number of issues. Starting in the third quarter, the market reacted to rising energy prices, the euro's continuing decline and earnings disappointments, particularly by some rapidly growing companies."

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 12/31/00)

                                                      Lipper Small-Cap
                        Artisan         Russell       Core Fund
                        Small Cap Fund  2000 Index    Index

     3/95               10,050         10,000         10,004
                        11,520         10,961         10,706
                        12,650         12,044         11,873
     12/95              13,283         12,305         12,193
                        14,059         12,933         13,035
                        14,784         13,580         13,902
                        14,159         13,626         13,988
     12/96              14,857         14,335         14,474
                        14,149         13,593         13,682
                        16,459         15,797         16,002
                        18,626         18,148         18,684
     12/97              18,226         17,540         17,692
                        19,565         19,305         19,617
                        18,883         18,405         18,711
                        13,976         14,697         14,594
     12/98              15,770         17,094         17,048
                        13,891         16,167         15,609
                        15,671         18,681         17,991
                        15,530         17,500         17,223
     12/99              18,794         20,728         20,488
                        21,211         22,196         22,601
                        20,759         21,357         22,240
                        19,685         21,593         22,865
     12/00              18,531         20,101         21,908


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/00)
                                                                 SINCE
 FUND / INDEX                        1-YEAR         5-YEAR     INCEPTION
 ------------------------------------------------------------------------
 Artisan Small Cap Fund              -1.40%         6.89%        11.28%
 ------------------------------------------------------------------------
 Russell 2000 Index                  -3.02%         10.31%       12.86%
 ------------------------------------------------------------------------
 Lipper Small-Cap Core Fund Index     6.93%         12.43%       14.56%
 ------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Small Cap Fund on March 28, 1995 (the date the Fund began operations) with the Russell 2000 Index and the Lipper Small-Cap Core Fund Index. The Russell 2000 Index is an unmanaged, market-weighted index of about 2,000 small companies. The Lipper Small-Cap Core Fund Index reflects the net asset weighted return of the 30 largest small-cap core funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

                                       10
                                      ----
                                      TEN

                                                                  6 MONTH REVIEW

Behind the period's uncertain, volatile market were a number of issues. Starting in the third quarter, the market reacted to rising energy prices, the euro's continuing decline and earnings disappointments, particularly by some rapidly growing companies. We thought the portfolio held up well in October as our companies generally reported what we view as decent third quarter earnings and our prior portfolio adjustments, in our opinion, served us well.

The fourth quarter challenges involved tax-loss selling and turmoil in the Middle East in October, while November brought a rapidly slowing economy, more earnings disappointments and prolonged uncertainty over the presidential election. As the market continued to tumble in November, our stocks got pulled into the fray. In November we began to add selectively to some of our positions that were exhibiting volatility, believing that the risk/reward ratio might be becoming more favorable. With hindsight, some of these purchases were a bit premature, but we continue to believe that these holdings may offer attractive growth over time.

Technology holdings especially experienced a challenging environment throughout the six-month period as the market responded aggressively to a seemingly continuous parade of unfavorable earings reports. The Fund's technology holdings were not immune and concerns about their performance prompted us to reduce the portfolio's exposure to the sector.

In spite of the market turmoil, the portfolio marked a number of successes. Our largest gainer, Avocent, was formed this summer by a merger between longtime rivals Apex, Inc. and Cybex Computer Products Corporation. Prior to the merger, each firm controlled roughly 25% of the server switch market, but targeted different portions of the market-Cybex on distributors and dealers, Apex on original equipment manufacturers. Now, leveraging their resources, Avocent is clearly the dominant player in the network server switch market.

Other strong gainers included Barr Labs, which won a patent challenge against Lilly for generic Prozac; Caremark, which settled its lawsuits related to its former physician management business; and StanCorp Financial, which experienced a more profitable pricing environment in its disability insurance business.

                                    (PHOTO)
                               CARLENE M. ZIEGLER
                              Portfolio Co-Manager

                                    (PHOTO)
                               MARINA T. CARLSON
                              Portfolio Co-Manager

"...as investors have been forced to face the reality of slower profit growth, generally speaking, stock prices have corrected dramatically from their highs in the first quarter of 2000. We believe valuations are now much more realistic and attractive.."

GOOD IDEAS THAT WORKED             %   GOOD IDEAS AT THE TIME              %
                                ------                                   ------
Avocent Corp................... 101.2% Globix Corp....................   -69.9%
Caremark Rx, Inc............... 71.3   Motient Corp...................   -67.8
Apria Healthcare Group, Inc.... 55.9   Paradyne Networks, Inc.........   -63.3
StanCorp Financial Group, Inc.. 35.3   iGATE Capital Corp.............   -57.6
Barr Laboratories, Inc......... 32.5   Spanish Broadcasting System, Inc. -52.5

For the six months ended December 31, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Although several of our telecommunications services stocks, notably service providers to the wireless and data communications sector, were subject to considerable market pressure, we maintained a long-term approach. Holdings in the area, such as Motient Corporation, were discounted substantially; however, our faith in the long-term growth potential of these companies did not diminish and as their prices retreated, we took advantage of what we considered an attractive buying opportunity. Globix fell as the sentiment for basically anything dot.com-related worsened, while iGate Capital plummeted based on investor concerns about growth in the IT services industry.

                                           800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       11
                                    -------
                                     ELEVEN

PORTFOLIO STRATEGIES

"In November we began to add selectively to some of our positions that were exhibiting volatility, believing that the risk/reward ratio might be becoming more favorable..."

We based many of our most recent new purchases on several themes we believe have merit. We bought Apria Healthcare Group, Inc. and RehabCare Group, Inc. because we believe they may benefit if we experience a more sanguine Medicare reimbursement environment. Continuing in the healthcare arena, Packard BioScience Company was added to the portfolio because we consider this medical equipment company to have a franchise position in what we think is a growing market. Also becoming attractive were what we considered potentially high-growth technology companies such as Benchmark Electronics, Inc., DSP Group, Inc., Optimal Robotics Corp. and SonicWALL, Inc.

Among our sales were holdings that rose to our price objectives, including Clearnet Communications, Inc., a wireless communications services provider, Career Education Corporation, a for-profit post-secondary education provider, and Stericycle, Inc., a leader in the treatment of medical waste. Also sold after reaching their price targets were Atlantic Coast Airlines Holdings, Inc., a regional carrier that operates under the United Express banner, Barr Laboratories, Inc., a pharmaceutical developer and manufacturer, and Pharmaceutical Product Development, Inc., a product development services provider for the pharmaceutical industry.

Conversely, we sold a number of positions because we believed fundamentals were becoming unattractive. Included in this group were Com21, Inc., Steiner Leisure Limited, Modis Professional Services, Inc., ShopKo Stores, Inc., SonoSite, Inc., Spectrian Corporation, Structural Dynamics Research Corporation and Technology Solutions Company.

The Fund's holdings remained, in our opinion, broadly diversified by economic sector. While our largest commitments continued to be in services and technology, we attempted to have exposure to most market segments. In our view, our Top 10 Holdings (shown on page 13) are a reflection of our diversification efforts. Diversification and maintaining what we consider relatively small positions in our holdings are a result of our emphasis on picking stocks, not making top down judgments. This is how we believe we add the most value and may help, in our opinion, reduce portfolio volatility.

SECTOR DIVERSIFICATION

SECTOR               6/30/00 12/31/00    SECTOR               6/30/00 12/31/00
-------------------------------------------------------------------------------
Basic Materials        1.1%     3.8%    Real Estate Investment
                                         Trusts                  1.6%     2.0%
-------------------------------------------------------------------------------
Capital Goods          1.5      5.1     Services
--------------------------------------     Business Services     8.0      5.9
Conglomerates          0.0      0.0        Consumer Services     15.4     15.4
-------------------------------------------------------------------------------
Consumer Cyclical      0.0      0.0     Technology               27.5     18.5
-------------------------------------------------------------------------------
Consumer Non-Cyclical  3.6      5.5     Telecommunications       12.6     11.5
-------------------------------------------------------------------------------
Energy                 6.8      6.4     Transportation           1.9      2.1
-------------------------------------------------------------------------------
Financial              6.3      9.9     Utilities                1.8      1.4
-------------------------------------------------------------------------------
Healthcare             9.4      8.8     Other assets less
                                         liabilities             2.5      3.7
-------------------------------------------------------------------------------
                                        TOTAL                   100.0%   100.0%
-------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2000 and December 31, 2000, respectively.


                                       12
                                    --------
                                     TWELVE

----------------------------------------------------PORTFOLIO CHARACTERISTICS
At year-end, the Fund held 74 stocks. Our Top Ten holdings comprised 19.9% of net assets, and only five holdings represented over 2% of assets. Our median market capitalization was $795 million. Based on 2001 estimates, our portfolio's median P/E was 15.8X and its median growth rate was 19.6%. In other words, we owned these stocks at what we consider a significant discount to the growth rate of their underlying companies. In addition, the median price of our stocks was 67% of our estimate of their 2001 intrinsic value a ratio that, we believe, reflects our valuation discipline. For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 51.

"We are cautiously optimistic about the prospects for a small-cap rally in 2001. To that end, we've constructed the portfolio with what we regard as a group of high-quality growth companies that have the potential to participate nicely if the rally materializes."

TOP 10 HOLDINGS

COMPANY NAME                                                     %
---------------------------------------------------------------------
Community First Bankshares, Inc.                                 2.4%
---------------------------------------------------------------------
Duane Reade, Inc.                                                2.2
---------------------------------------------------------------------
Illuminet Holdings, Inc.                                         2.1
---------------------------------------------------------------------
F.Y.I. Inc.                                                      2.0
---------------------------------------------------------------------
HealthCare Financial Partners REIT, Inc. (144A Security)         2.0
---------------------------------------------------------------------
Apria Healthcare Group, Inc.                                     1.9
---------------------------------------------------------------------
Oshkosh Truck Corp.                                              1.9
---------------------------------------------------------------------
InterTAN, Inc.                                                   1.8
---------------------------------------------------------------------
Pride International, Inc.                                        1.8
---------------------------------------------------------------------
Insight Enterprises, Inc.                                        1.8
---------------------------------------------------------------------
TOTAL                                                            19.9%

As a percentage of total net assets as of December 31, 2000. Portfolio holdings are subject to change.

In early January, the Federal Reserve announced a surprise interest rate cut, responding to what it considered the early signs of a significant economic slowdown. We believe that there are several reasons why the emerging environment may not be as bleak as some are forecasting. First, as investors have been forced to face the reality of slower profit growth, generally speaking, stock prices have corrected dramatically from their highs in the first quarter of 2000. We believe valuations are now much more realistic and attractive. Second, prompt action by the Federal Reserve may mean the economy may be able to sidestep an out-and-out recession. And, third, in our view, small-cap stocks have historically provided attractive performance when credit is more readily available to help finance their growth.

We are cautiously optimistic about the prospects for a small-cap rally in 2001. To that end, we've constructed the portfolio with what we regard as a group of high-quality growth companies that have the potential to participate nicely if the rally materializes. Although early in the year we may experience a tug-of-war between disappointing earnings and positive earnings rate trends, we believe our companies have the potential to show good earnings growth over the next twelve months. Regardless of short-term events, we will continue searching for companies that offer above-average growth potential at what we view as a reasonable price, that can potentially sustain this growth in a predictable fashion and that are led by management teams committed to enhancing shareholder value.

/s/Carlene M. Ziegler
/s/Marina T. Carlson

                                           800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       13
                                   ---------
                                    THIRTEEN

ARTISAN
SMALL CAP VALUE
FUND

INVESTMENT APPROACH-----------------------------------------------------------

Artisan Small Cap Value Fund pursues long-term capital growth through a diversified portfolio of small company stocks that it believes are undervalued and offer an adequate margin of safety. The Fund invests chiefly in companies with a market capitalization of less than $1.5 billion. The management team looks for stocks that are significantly underpriced in the marketplace. From among these undervalued companies the management team tries to identify through in-depth analysis those firms that provide an additional margin of safety through financial strength and favorable economics.

PERFORMANCE--------------------------------------------------------------------

In small-cap circles, 2000 could be known as "the year of value stocks". Small-cap market turmoil that began in March and continued throughout the second half of 2000 resulted in small-cap value stocks delivering some of the best ever relative performance when compared to their growth stock counterparts.

"...2000 could be known as the 'year of value stocks'...resulting in small-cap value stocks delivering some of the best ever relative performance when compared to their growth stock counterparts."


         GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 12/31/00)


                      Artisan
                   Small Cap Value  Russell 2000 Lipper Small Cap   Russell 2000
                  Fund Value Index    Index      Value Fund Index   Value Index

     9/97                9,990         10,058         10,000         10,050
     12/97              10,310          9,721          9,840         10,219
                        11,220         10,699         10,724         1,1073
     6/98               11,370         10,200         10,252         10,673
                         90,78          8,145          8,243          8,765
     12/98               97,16          9,474          9,180          9,560
                         92,70          8,960          8,213          8,633
     6/99               11,258         10,353          9,715         10,063
                        10,790          9,699          8,978          9,275
     12/99              11,214         11,488          9,301          9,418
                        11,391         12,301          9,690          9,778
     6/00               11,733         11,836          9,817          9,968
                        12,517         11,967         10,492         1,0700
     12/00              13,550         11,141         10,860         11,567


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/00)
                                                             SINCE
 FUND / INDEX                        1-YEAR     3-YEAR     INCEPTION
 --------------------------------------------------------------------
 Artisan Small Cap Value Fund        20.83%       9.54%      9.77%
 --------------------------------------------------------------------
 Russell 2000 Index                  -3.02%       4.65%      3.37%
 --------------------------------------------------------------------
 Lipper Small-Cap Value Fund Index   16.76%       3.34%      2.56%
 --------------------------------------------------------------------
 Russell 2000 Value Index            22.83%       4.22%      4.57%
 --------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Small Cap Value Fund on September 29, 1997 (the date the Fund began operations) with the Russell 2000 Index, the Lipper Small-Cap Value Fund Index and the Russell 2000 Value Index. The Russell 2000 Index is an unmanaged, market-weighted index of about 2,000 small companies and serves as a proxy for the overall small-cap market. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Fund Index reflects the net asset weighted return of the 30 largest small-cap value funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

                                       14
                                   ---------
                                    FOURTEEN

-------------------------------------------------------------6 MONTH REVIEW

Throughout the last year or so, we've been attempting to accumulate shares of good quality businesses across an array of industries at undemanding valuations. As 2000 began, these were not popular investments and our growing exposure to them did not help our results. However, as the market shifted its investment focus more toward true investing fundamentals, the Fund benefited, and participated nicely in the small-cap value resurgence.

Artisan Small Cap Value Fund gained 15.49% for the six months ended December 31, 2000, roughly in line with its benchmark, the Russell 2000 Value Index, which rose 16.04%, but outperformed its peer group, the Lipper Small-Cap Value Fund Index, which gained 10.62% for the six-month period.

GOOD IDEAS THAT WORKED                  %    GOOD IDEAS AT THE TIME       %
                                      -----                             -----
White Mountains Insurance Group, Ltd. 78.4%  Guilford Mills, Inc.       -72.9%
Barrett Resources Corporation........ 63.9   Intermet Corp.              -46.2
Stewart Information Services.........        Modine Manufacturing
 Corporation......................... 50.8   Company                     -20.8
Footstar, Inc........................ 46.4   Fleetwood Enterprises, Inc. -16.8
Jacobs Engineering Group, Inc........ 39.0   Cleveland-Cliffs, Inc.      -13.5

For the six months ended December 31, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

(PHOTO)
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

                                    (PHOTO)
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

"...Throughout the last year or so, we've been attempting to accumulate shares of good quality businesses...at undemanding valuations...as the market shifted its investment focus more toward true investing fundamentals, the Fund benefited, and participated nicely in the small-cap value resurgence."

Our biggest gainer over the six-month period was insurance holding company White Mountains Insurance Group, our second largest holding. In the spring, White Mountains completed the sale of several subsidiaries and in September announced an agreement for a major acquisition. The market received these developments with enthusiasm.

Two other notable positive contributors to performance were Footstar, Inc. and Stewart Information Services Corporation. Footstar, one of the largest specialty footwear retailers in the United States, benefited from better than expected operating results from both its Athletic division and Meldisco division, which operates leased footwear departments in K-Mart stores. Stewart Information Services Corporation provides title insurance and related services and benefited, as did generally most of the title insurance sector, as the market looked forward to a possible lower interest rate environment that could spur home purchases and mortgage refinancing. Additionally, financials generally were strong performers as the market anticipated an end to the Federal Reserve's tight money policy. And the portfolio's energy holdings, mostly natural gas exploration and production companies, also rebounded at year-end when gas prices moved upward as supply issues surfaced.

Among our biggest disappointments were Guilford Mills, Intermet, and Modine Manufacturing. Guilford Mills saw its textile markets for apparel and autos deteriorate. Intermet, a manufacturer of steel castings for the automotive industry, is a turnaround in progress facing a number of operational difficulties that adversely affected earnings. Modine, which supplies heat exchange systems to auto, truck, and HVAC industries, suffered poor operating conditions in most of its end markets that dampened its earning outlook. Of the three, we believe Modine's business is financially strong, well situated in its markets and has some interesting technologies with longer-term potential.

                                           800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       15
                                    --------
                                    FIFTEEN

PORTFOLIO STRATEGIES-----------------------------------------------------------

"Until recently, technology stocks were well outside our valuation criteria, but the fourth quarter's substantial correction in that sector has now allowed us to consider their potential."

During the fourth quarter, we noted a pickup in the number of stocks hitting initial sell targets. As a result, our selling picked up a good bit during the quarter. The energy and finance sectors were both quite strong during the quarter, and we sold a number of holdings into that strength. Our view was that both sectors became fairly aggressively valued, and were increasingly unlikely to provide good returns in the near-term. While we think there is some merit in the long-term tight supply scenario in natural gas, we think that stock prices were capturing more and more of that outcome, and reflecting less and less of the risk that natural gas is a cyclical commodity. As a result, we were sellers.

Financial stocks streaked upwards, we believe in an attempt by market participants to be positioned for a Federal Reserve easing trend. We believe these top-down motivated buyers seem largely undiscriminating and insensitive to price. In general, we feel these stock prices were moving too high to provide for good long-term returns, and where we believed that to be true for our particular holdings, we were sellers.

Outside of these two general areas, several stocks entered our value ranges, like healthcare service provider Manor Care, Inc., and we took profits in these names where appropriate. We also sold some disappointing performers, like Guilford Mills and Midas. Midas, known for muffler installation and repair, had announced both lower earnings and a strategic shift that we did not consider wise.

On the buy side, we remain alert for the opportunity to add (at modest valuations) well-financed, profitable, industry leaders tarnished by disappointing earnings. While the rekindled interest in the small-cap value sector is making it slightly more challenging for us to find companies with the valuations we find attractive, some of our new additions range from Zale Corporation, a national jewelry retailer, to Kirby Corporation, a water transportation company. In addition, we're reviewing the technology rubble, focusing on semiconductor and semi-equipment companies. Until recently, technology stocks were well outside our valuation criteria, but the fourth quarter's substantial correction in that sector has now allowed us to consider their potential. Semiconductor equipment manufacturers LTX Corporation and Electroglas Inc. represent our first forays into this arena.

Our various buys and sells, along with market activity, resulted in the following sector breakdowns at year-end:

SECTOR DIVERSIFICATION

SECTOR             6/30/00 12/31/00   SECTOR                   6/30/00 12/31/00
--------------------------------------------------------------------------------
Basic Materials      16.8%    14.8%   Real Estate Investment Trusts 0.6%  0.8%
--------------------------------------------------------------------------------
Capital Goods        15.6     19.6    Services
------------------------------------     Business Services          1.5    0.2
Conglomerates        0.0      0.0        Consumer Services          6.7    8.0
--------------------------------------------------------------------------------
Consumer Cyclical    14.9     13.6    Technology                    4.1    4.3
--------------------------------------------------------------------------------
Consumer Non-
 Cyclical            0.8      0.7     Telecommunications            0.0    0.0
--------------------------------------------------------------------------------
Energy               10.4     7.0     Transportation                0.9    3.6
--------------------------------------------------------------------------------
Financial            19.5     16.2    Utilities                     1.2    1.2
--------------------------------------------------------------------------------
Healthcare           1.7      1.3     Other assets less liabilities 5.3    8.7
--------------------------------------------------------------------------------
                                      TOTAL                      100.0%  100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2000 and December 31, 2000, respectively.

                                       16
                                    --------
                                    SIXTEEN

                                                       PORTFOLIO CHARACTERISTICS

At year-end, the Fund held 85 stocks with a weighted average market cap of $697 million. Our Top Ten holdings comprised nearly a quarter of the portfolio. By our estimates, our stocks are selling at a median P/E ratio of 10.1X and have a median P/B ratio of 1.3X. We feel these statistics compare favorably both to our benchmark indices and to historic valuation ranges. For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 51.

"We are steadfast in our belief that our investment process and our focus on buying companies with strong financial positions and good businesses at undemanding valuations will reward us over time and through a variety of investing environments."

TOP 10 HOLDINGS

COMPANY NAME                                           %
-------------------------------------------------------------
Jacobs Engineering Group, Inc.                         2.7%
-------------------------------------------------------------
White Mountains Insurance Group, Ltd.                  2.5
-------------------------------------------------------------
Briggs & Stratton Corporation                          2.5
-------------------------------------------------------------
Genlyte Group, Inc.                                    2.5
-------------------------------------------------------------
BorgWarner, Inc.                                       2.4
-------------------------------------------------------------
EMCOR Group, Inc.                                      2.3
-------------------------------------------------------------
Mueller Industries, Inc.                               2.3
-------------------------------------------------------------
John Hancock Bank & Thrift Opportunity Fund            2.3
-------------------------------------------------------------
Lincoln Electric Holdings, Inc.                        2.2
-------------------------------------------------------------
vKaydon Corporation                                    2.2
-------------------------------------------------------------
TOTAL                                                23.9%

As a percentage of total net assets as of December 31, 2000. Portfolio holdings are subject to change.

In our view the economy may continue to weaken and earnings estimates may fall further, however, we believe expectations and reality may be near the bottom. We view energy costs as still crushing, but at least lightening up on the oil side. We believe the euro may have bottomed, and may rally. We look for a revival of leveraged buyouts, which may benefit our portfolio, if the financing environment becomes less restrictive. Unlike the first half of the year, takeovers were not a factor in the past six months.

We believe that the valuations of early 2000 that we considered outrageous are now confined to a fairly tight group of large-cap technology leaders. We consider the valuations in a large segment of cyclical industries as quite low, providing what we believe is an attractive margin of safety against continued tough operating conditions.

We are steadfast in our belief that our investment process and our focus on buying companies with strong financial positions and good businesses at undemanding valuations will reward us over time and through a variety of investing environments. We believe the Fund is very well positioned for a better economic climate and a more rational stock market.

We remain optimistic about the small-cap value segment of the market and our portfolio in particular. Thank you for your continued support.

/s/Scott C. Satterwhite
/s/James Kieffer

                                           800.344.1770  -  WWW.ARTISANFUNDS.COM

                                       17
                                   ----------
                                   SEVENTEEN

                                     ARTIX

                                    ARTISAN
                               INTERNATIONAL FUND
                                    (ARTIX)

Schedule of Investments - December 31, 2000 (Unaudited)
                                                    SHARES         MARKET
                                                     HELD           VALUE
                                                  =========      ===========
COMMON AND PREFERRED STOCKS - 96.1%

AUSTRALIA - 1.1%
 Commonwealth Bank of Australia - diversified
   financial services                              2,205,900    $37,927,003
 National Australia Bank Ltd. - diversified
   financial services                                921,963     14,777,629
                                                               ------------
                                                                 52,704,632
BELGIUM - 0.1%
 Dexia - municipal lending services                   26,112      4,722,391

BRAZIL - 0.7%
<F1>Celular CRT Participacoes S.A. -
    telecommunication services                    11,490,432      3,712,293
<F1>Petroleo Brasileiro S.A. (ADR) - oil, gas
    and petrochemical producer                     1,168,000     29,492,000
                                                               ------------
                                                                 33,204,293
CANADA - 5.8%
<F1>AT&T Canada, Inc.<F2> - telecommunication
    services                                       4,092,600    119,452,763
 CanWest Global Communications Corporation -
  television and cable broadcasting                1,539,798     12,213,288
<F1>Cognos, Inc.<F2> - computer software           1,791,400     33,700,712
<F1>Corus Entertainment, Inc. - Class B -
    multimedia                                     2,099,850     54,585,183
 Nortel Networks Corporation (ADR) -
    telecommunication equipment                    1,475,200     47,298,600
 Rogers Communications, Inc. - Class B - cable
   television                                      1,165,600     19,655,856
                                                               ------------
                                                                286,906,402
FINLAND - 0.8%
 Elisa Communications OYJ - telecommunication
  services                                           590,669     12,717,850
 Nokia Corporation (ADR) - telecommunication
   equipment                                         591,200     25,717,200
                                                               ------------
                                                                 38,435,050
FRANCE - 7.2%
 Club Mediterranee S.A. - recreational centers       327,308     27,937,400
 Lagardere S.C.A. - diversified operations           746,701     43,331,197
 Publicis S.A. - advertising services              1,979,827     66,907,464
 Schneider Electric S.A. - electrical machinery      934,289     68,165,988
 SPIR Communication (ADR) - publishing                17,082      1,154,078
 Suez-Lyonnaise des Eaux S.A. - building and
   construction                                      778,273    142,140,242
 Unilog S.A. - information technology services        53,984      4,308,732
                                                               ------------
                                                                353,945,101
GERMANY - 9.2%
<F1>Deutsche Post AG - transportation services       816,879     17,573,097
 Dresdner Bank AG - money center banks             2,180,150     95,090,597
 Ergo Versicherungsgruppe AG - multi-line
   insurance                                         349,950     59,148,534
<F1>KDG Investors, L.P.<F3> - cable television     7,200,000      7,200,000
 Muenchener Rueckver AG - reinsurance                264,400     94,606,352
 ProSieben Sat.1 Media AG - Preferred - television
   broadcaster                                     3,262,086     97,100,206
<F1>Software AG - computer software and services   1,063,012     82,508,568
                                                               ------------
                                                                453,227,354


                                       18
                                   ---------
                                    EIGHTEEN

                                     ARTIX

                            SCHEDULE OF INVESTMENTS

                                                    SHARES         MARKET
                                                     HELD          VALUE
                                                 ===========    ===========
HONG KONG - 1.3%
<F1>China Mobile (Hong Kong) Limited - cellular
   telecommunications                             11,348,600    $61,983,199

IRELAND - 1.8%
 Bank of Ireland - commercial bank                 8,131,900     81,550,901
<F1>Parthus Technologies PLC - semiconductors      3,020,100      7,586,807
                                                               ------------
                                                                 89,137,708
ITALY - 10.3%
 Assicurazioni Generali SPA - multi-line
   insurance                                       2,539,300    100,860,208
 Autogrill SPA - restaurants                       4,567,450     56,183,731
 Autostrade Concessioni e Construzioni
   Autostrade SPA-transportation services          4,401,100     29,135,054
 Banca Commerciale Italiana SPA - money
   center bank                                    10,982,900     75,284,465
 Gucci Group NV<F2> -  apparel manufacturer          588,200     52,055,700
 Ifil (Finanziaria di Partecipazioni) SPA -
   diversified operations                          5,111,450     42,236,923
 Rolo Banca 1473 SPA - commercial bank             4,034,900     78,427,542
 Unicredito Italiano SPA - commercial bank        14,098,300     73,737,333
                                                               ------------
                                                                507,920,956
JAPAN - 9.8%
 Asatsu-DK, Inc. - advertising agencies              885,800     21,308,170
 Banyu Pharmaceutical Co., Ltd. - pharmaceuticals  2,640,700     59,711,420
 Focus Systems Corporation - network software        327,300      3,063,427
 Honda Motor Co., Ltd. - automobile manufacturer 188,000 7,005,598 NEC Corporation - electronic manufacturer/information technology services 2,336,000 42,706,788 Nippon Telegraph & Telephone Corporation -
   integrated telephone services                      12,151     87,476,146
 Nippon Television Network Corporation -
   television broadcasting                            41,820     14,157,050
 Promise Co., Ltd. - consumer finance              1,469,200    104,098,321
 Takefuji Corporation - consumer finance             574,600     36,188,943
 Toho Co., Ltd. - motion pictures and services       180,500     24,883,485
 Tokyo Broadcasting System, Inc. - television
   broadcasting                                    2,699,000     79,798,985
                                                               ------------
                                                                480,398,333
KOREA - 1.0%
 Cheil Communications, Inc. - advertising agencies   293,600     14,389,881
<F1>Korea Telecom Freetel - cellular
   telecommunication services                        178,582      4,637,485
 SK Telecom Co., Ltd. (ADR) - cellular
   telecommunications services                     1,351,600     31,847,075
                                                               ------------
                                                                 50,874,441
LUXEMBOURG - 0.8%
 RTL Group - television and radio broadcasting       464,320     38,149,682

MEXICO - 1.9%
<F1>Seguros Comercial America - Class B -
   multi-line insurance                              927,500      2,295,840
 Telefonos De Mexico S.A. de C.V. (ADR) -
   telecommunication services                      1,111,400     50,106,800
<F1>Wal-Mart De Mexico - department stores        19,525,300     38,786,607
                                                               ------------
                                                                 91,189,247
NETHERLANDS - 7.2%
 Fortis (NL) NV - diversified financial
   services                                        2,906,200     94,420,670
<F1>PinkRoccade NV - information technology
   services                                          474,712     25,853,758
 Unilever NV - food and household products
   manufacturer                                    1,031,700     65,294,832
<F1>UnitedGlobalCom, Inc.<F2> - cable television   3,525,100     48,029,488
 Wolters Kluwer NV - publishing                    4,479,114    122,138,957
                                                               ------------
                                                                355,737,705

                                       19
                                   ---------
                                    NINETEEN

                                     ARTIX

SCHEDULE OF INVESTMENTS

                                                    SHARES         MARKET
                                                     HELD           VALUE
                                                  =========      ===========
NORWAY - 0.1%
 Radio P4 Hele Norge ASA - radio broadcasting      1,139,600     $7,124,241

SINGAPORE - 1.7%
 DBS Group Holdings Ltd. - money center bank       4,980,807     56,364,791
 Oversea-Chinese Banking Corporation Ltd. -
   money center bank                               3,957,750     29,477,468
                                                               ------------
                                                                 85,842,259
SPAIN - 3.3%
 Altadis, S.A. - tobacco                           4,459,288     69,089,961
 Banco Bilbao Vizcaya Argentaria, S.A. -
   money center bank                               2,680,083     39,888,067
 Centros Comerciales Carrefour, S.A. - retail
   hypermarkets                                    2,595,573     28,515,736
(1)Promotora de Informaciones, S.A. (Prisa) -
   multimedia                                      1,402,202     23,173,345
                                                               ------------
                                                                160,667,109
SWEDEN - 4.8%
 Pharmacia Corporation<F2> - pharmaceuticals       1,966,870    119,979,070
 Skandinaviska Enskilda Banken - commercial bank 3,316,600 36,542,685 Telefonaktiebolaget LM Ericsson AB -
   telecommunication equipment                     4,061,600     46,257,231
 Telefonaktiebolaget LM Ericsson AB (ADR) -
   telecommunication equipment                     2,762,800     30,908,825
                                                               ------------
                                                                233,687,811
SWITZERLAND - 6.4%
 Julius Baer Holding AG - Class B - commercial
   bank                                               15,614     85,444,000
 Novartis AG - pharmaceuticals                        57,249    101,189,700
 UBS AG - money center banks                         782,570    127,700,515
                                                               ------------
                                                                314,334,215
UNITED KINGDOM - 20.8%
 Abbey National PLC - mortgage banks               3,868,300     70,510,252
 BP Amoco PLC (ADR) - oil and petrochemical
   producer                                        1,650,100     78,998,537
 Carlton Communications PLC - television
   broadcaster                                    13,349,043    121,960,657
 Diageo PLC - food and beverage producer           7,926,100     88,889,246
 Granada Compass PLC - hospitality and media
   services                                       18,704,547    203,753,540
 Granada Media PLC - television producer          11,616,795     73,825,036
 Kingfisher PLC - retail department store          7,482,348     55,690,047
 Lloyds TSB Group PLC - money center bank         14,158,223    149,889,226
 Northern Rock PLC - mortgage bank                 4,103,344     26,506,360
<F1>NTL, Inc.<F2> - communication services         2,147,000     51,393,813
 Reuters Group PLC - news and information
   services                                        3,219,430     54,542,785
 Schroders PLC - asset management                    692,673     13,682,312
 Vodafone Group PLC - telecommunication services   8,232,274     30,158,818
                                                               ------------
                                                              1,019,800,629

                                                              -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $4,812,873,321)       4,719,992,758

WARRANTS - 0.1%

FRANCE - 0.1%
 Publicis SA, expires 3/02/2002 (Cost $0)          1,841,827      3,787,550

                                       20
                                    --------
                                     TWENTY

                                     ARTIX

                                                         SCHEDULE OF INVESTMENTS

PAR                                                MARKET
                                                   AMOUNT         VALUE
                                               ==============  ============
SHORT TERM INVESTMENTS - 7.3%
 Repurchase agreement with State Street
  Bank and Trust Company, 5.25%, dated 12/29/2000,
  due 1/2/2001, maturity value $358,773,162,
  collateralized by $110,745,926 market value U.S.
  Treasury Note, 6.625%, due 5/15/2007, and
  $255,031,335 market value U.S. Treasury Bond,
  7.875%, due 2/15/2021. (Cost $358,564,000)    $358,564,000   $358,564,000
                                                               ------------

TOTAL INVESTMENTS -  103.5% (Cost $5,171,437,321)             5,082,344,308

OTHER ASSETS LESS LIABILITIES - (3.5%)                        (171,518,106)
                                                               ------------

TOTAL NET ASSETS - 100.0%<F4>                                $4,910,826,202
                                                             ==============

<F1> Non-income producing security.
<F2> Principally traded in the United States.
<F3> Private investment partnership which is restricted as to resale. Valued at cost which approximates market. As of December 31, 2000 the Fund is obligated to make additional capital contributions in the aggregate amount of $2,800,000.
<F4> Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       21
                                  -----------
                                   TWENTY-ONE

                                     ARTIX

                                    ARTISAN
                               INTERNATIONAL FUND

Portfolio Diversification - December 31, 2000 (Unaudited)

                                                MARKET VALUE       PERCENTAGE
                                               =============       ==========
     Energy                                      $78,998,538           1.6%
     Industrials                                 114,874,139            2.4
     Consumer Discretionary                    1,390,829,174           28.3
     Consumer Staples                            251,789,775            5.1
     Healthcare                                  280,880,190            5.7
     Financials                                1,631,379,353           33.2
     Information Technology                      349,910,648            7.1
     Telecommunications
       (Equipment and Services)                  453,486,249            9.3
     Utilities                                   171,632,242            3.5
                                             ---------------      ---------
     TOTAL COMMON STOCKS, PREFERRED STOCKS
      AND WARRANTS                             4,723,780,308           96.2
     Total short-term investments                358,564,000            7.3
                                             ---------------      ---------
     TOTAL INVESTMENTS                         5,082,344,308          103.5
     OTHER ASSETS LESS LIABILITIES             (171,518,106)          (3.5)
                                             ---------------      ---------
     TOTAL NET ASSETS                         $4,910,826,202         100.0%
                                             ===============      =========

    The accompanying notes are an integral part of the financial statements.

                                       22
                                  -----------
                                   TWENTY-TWO

                                     ARTMX

                                    ARTISAN
                                  MID CAP FUND
                                    (ARTMX)

Schedule of Investments - December 31, 2000 (Unaudited)

                                                    SHARES         MARKET
                                                     HELD          VALUE
                                                    =======        ======
COMMON STOCKS - 92.6%

BASIC MATERIALS - 5.3%
 CHEMICAL MANUFACTURING - 1.4%
  Minerals Technologies, Inc. - synthetic
   and specialty mineral products                    329,500    $11,264,781

 CHEMICALS - PLASTICS & RUBBER - 0.8%
 Rohm & Haas Company - chemicals and materials
   for industrial applications                       173,500      6,300,219

 CONTAINERS & PACKAGING - 1.5%
<F1>Sealed-Air Corporation - specialty packaging     393,000     11,986,500

 PAPER & PAPER PRODUCTS - 1.6%
<F1>Smurfit-Stone Container Corporation -
    packaging products                               810,200     12,102,362

CAPITAL GOODS - 5.0%
 AEROSPACE & DEFENSE - 1.7%
  B.F. Goodrich Company - aerospace systems
   and component parts                               369,500     13,440,563

 Miscellaneous Capital Goods - 3.3%
<F1>Mettler-Toledo International, Inc. -
    precision weighing instruments                   294,000     15,986,250
<F1>SPX Corporation - diversified industrial and
    electrical products and services                  92,600     10,018,162
                                                               ------------
                                                                 26,004,412
CONSUMER CYCLICAL - 4.7%
 APPLIANCE & TOOL- 1.3%
  Danaher Corporation - industrial tools and
    process/environmental controls                   144,600      9,887,025

 AUDIO & VIDEO EQUIPMENT - 1.3%
  Harman International Industries, Inc. - high
    fidelity audio product manufacturer              274,300     10,011,950

 AUTO & TRUCK PARTS - 2.1%
<F1>Gentex Corporation - electro-optic technology
    for automobiles                                  464,600      8,653,175
<F1>Lear Corporation - independent
    automotive supplier                              319,000      7,915,188
                                                               ------------
                                                                 16,568,363
ENERGY - 5.6%
 OIL & GAS OPERATIONS - 2.2%
  Devon Energy Corporation - natural gas and
    exploration company                              154,200      9,401,574
  Dynegy, Inc. - independent power producer
    and energy marketer                              138,700      7,775,869
                                                               ------------
                                                                 17,177,443
 OIL WELL SERVICES & EQUIPMENT - 3.4%
<F1>Nabors Industries, Inc. - contract land
    drilling services                                191,700     11,339,055
<F1>Weatherford International, Inc. -
    diversified energy services                      316,600     14,959,350
                                                               ------------
                                                                 26,298,405

                                       23
                                 -------------
                                  TWENTY-THREE

                                     ARTMX

                            SCHEDULE OF INVESTMENTS

                                                      SHARES      MARKET
                                                       HELD       VALUE
                                                     =======     ========
FINANCIAL - 9.6%
 INSURANCE (ACCIDENT & HEALTH) - 2.0%
  UNUMProvident Corporation - insurance products     580,100    $15,590,187

 INSURANCE (PROPERTY & CASUALTY) - 4.5%
  ACE Limited - insurance and reinsurance
    products                                         453,800     19,258,138
  The St. Paul Companies, Inc. - insurance
    products                                         284,700     15,462,769
                                                               ------------
                                                                 34,720,907
 REGIONAL BANKS - 1.3%
  Comerica, Inc - regional bank                      173,500     10,301,563

 S&LS/SAVINGS BANKS - 1.8%
  Charter One Financial, Inc. - savings and loan     493,130     14,239,129

HEALTHCARE - 9.5%
 BIOTECHNOLOGY & DRUGS - 3.1%
<F1>Affymetrix, Inc. - DNA chip technology           145,500     10,830,656
<F1>CuraGen Corporation - genomics based drugs       156,700      4,279,869
<F1>Watson Pharmaceuticals, Inc. - branded
    and off-patent pharmaceutical products           182,600      9,346,837
                                                               ------------
                                                                 24,457,362
 HEALTHCARE FACILITIES - 5.4%
<F1>Health Management Associates, Inc. -
    healthcare services                              591,300     12,269,475
<F1>HEALTHSOUTH Corporation - outpatient
    surgery and rehabilitation services            1,048,000     17,095,500
<F1>Lincare Holdings, Inc. - respiratory
   therapy services                                  222,500     12,696,406
                                                               ------------
                                                                 42,061,381
 MEDICAL EQUIPMENT & SUPPLIES - 1.0%
  Stryker Corporation - medical equipment            150,000      7,588,500

REAL ESTATE INVESTMENT TRUSTS - 0.0%<F2>
  HealthCare Financial Partners REIT, Inc., 144A -
   healthcare-related real estate investments          9,160        128,240

SERVICES - 6.3%
 BROADCASTING & CABLE TV - 3.8%
<F1>Adelphia Communications Corporation - cable
    television operator                              192,200      9,922,325
<F1>Charter Communications, Inc. - cable
    television operator                              552,400     12,532,575
<F1>Univision Communications, Inc. -
    Spanish-language television broadcaster          168,700      6,906,156
                                                               ------------
                                                                 29,361,056
 RETAIL (SPECIALTY) - 1.1%
<F1>Zale Corporation - fine jewelry retailer         285,400      8,294,437

 SECURITY SYSTEMS & SERVICES - 1.4%
<F1>Sensormatic Electronics Corporation -
    integrated security products                     559,700     11,228,981

                                       24
                                 -------------
                                  TWENTY-FOUR

                                     ARTMX

                            SCHEDULE OF INVESTMENTS


                                                      SHARES      MARKET
                                                       HELD       VALUE
                                                     =======     ========
TECHNOLOGY - 28.1%
 COMPUTER HARDWARE - 1.2%
<F1>MIPS Technologies, Inc. - Class B -
    designer of high-performance processors          378,000     $9,633,094

 COMPUTER NETWORKS - 1.2%
<F1>Cabletron Systems, Inc. - Internet
    infrastructure products and services             626,900      9,442,681

 COMPUTER SERVICES - 5.7%
<F1>CNET Networks, Inc. - global media company       368,500      5,896,000
<F1>Exodus Communications, Inc. - web
    hosting services                                 553,900     11,078,000
<F1>Freemarkets, Inc. - online marketplace
    for industrial parts, commodities and services   511,400      9,716,600
<F1>NCR Corporation -  information technology
    hardware, software and consulting services       177,100      8,700,037
<F1>SunGard Data Systems, Inc. - recordkeeping
    software and systems for investment management   195,900      9,231,787
                                                               ------------
                                                                 44,622,424
 ELECTRONIC INSTRUMENTS & CONTROLS - 4.3%
<F1>Sanmina Corporation - integrated electronic
    manufacturing services                            81,000      6,206,625
<F1>SCI Systems, Inc. - integrated electronic
    manufacturing services                           453,400     11,958,425
<F1>Tektronix, Inc. - electronic measurement and
    video-conferencing products                      462,800     15,590,575
                                                               ------------
                                                                 33,755,625
 SCIENTIFIC & TECHNICAL INSTRUMENTS - 3.3%
<F1>Thermo Electron Corporation - precision
    measurement instruments                          397,400     11,822,650
<F1>Varian, Inc. - scientific instruments and
    vacuum technologies                              409,000     13,854,875
                                                               ------------
                                                                 25,677,525
 SEMICONDUCTORS - 4.8%
<F1>Integrated Device Technology, Inc. -
    semiconductor designer/manufacturer              279,800      9,268,375
<F1>National Semiconductor Corporation -
    semiconductor designer/manufacturer              475,700      9,573,462
<F1>Novellus Systems, Inc. - automated wafer
    fabrication systems                              145,500      5,228,906
<F1>Teradyne, Inc. - automated test systems          240,700      8,966,075
<F1>Vitesse Semiconductors Corporation - high
    performance integrated circuits                   77,500      4,286,719
                                                               ------------
                                                                 37,323,537
 SOFTWARE & PROGRAMMING - 7.6%
<F1>Cadence Design Systems, Inc. - electronic
    design automation provider                       587,700     16,161,750
<F1>Intuit, Inc. - accounting and personal
    finance software                                 268,700     10,596,856
<F1>Kana Communications, Inc. - enterprise
    relationship management software                 532,100      6,119,150
<F1>Peregrine Systems, Inc. - resource management
    applications                                     766,800     15,144,300
<F1>Retek, Inc. - web-based software for the
   retail industry                                   447,200     10,900,500
                                                               ------------
                                                                 58,922,556
TELECOMMUNICATIONS - 10.5%
 COMMUNICATION SERVICES - 7.5%
<F1>Citizens Communications Company - rural
    telecommunication services                     1,858,200     24,388,875
<F1>McLeod USA, Inc. - telecommunication services    845,100     11,937,038
<F1>Western Wireless Corporation -
    telecommunication services                       565,300     22,152,694
                                                               ------------
                                                                 58,478,607

                                       25
                                  ------------
                                  TWENTY-FIVE

                                     ARTMX

                            SCHEDULE OF INVESTMENTS

                                                     SHARES        MARKET
                                                      HELD          VALUE
                                                    =======      ==========
TELECOMMUNICATIONS (CONTINUED)
 COMMUNICATIONS EQUIPMENT - 3.0%
<F1>Polycom, Inc. - audio and video
    conferencing equipment                           373,700    $12,028,469
<F1>Viasystems Group, Inc. - circuit board
    manufacturer                                   1,431,500     11,899,344
                                                               ------------
                                                                 23,927,813
UTILITIES - 8.0%
 ELECTRIC UTILITIES - 3.1%
<F1>NRG Energy, Inc. - power generation facilities   371,900     10,343,469
<F1>Orion Power Holdings, Inc. - electric power
    generation facilities                            573,800     14,129,825
                                                               ------------
                                                                 24,473,294
 NATURAL GAS UTILITIES - 4.9%
  Keyspan Corporation - energy services              332,100     14,072,738
  Kinder Morgan, Inc. - energy services              466,600     24,350,688
                                                               ------------
                                                                 38,423,426

TOTAL COMMON STOCKS (Cost $689,801,342)                         723,694,348

WARRANTS - 0.0%
 HealthCare Financial Partners REIT, Inc.,
   expires 4/28/01 - (Cost $0)                         3,664              -

                                                     PAR
                                                    AMOUNT
                                                   ========
SHORT TERM INVESTMENTS - 7.7%
  REPURCHASE AGREEMENT WITH STATE STREET BANK
   AND TRUST COMPANY, 5.25%, DATED 12/29/2000,
   DUE 1/2/2001, MATURITY VALUE $60,168,078,
   COLLATERALIZED BY $61,344,531 MARKET VALUE
   U.S. TREASURY BOND, 12.00%, DUE 08/15/2013
   (COST $60,133,000)                            $60,133,000     60,133,000
                                                               ------------

TOTAL INVESTMENTS - 100.3% (COST $749,934,342)                  783,827,348

OTHER ASSETS LESS LIABILITIES - (0.3%)                          (1,989,456)
                                                               ------------

TOTAL NET ASSETS - 100.0%<F3>                                  $781,837,892
                                                               ============

<F1>Non-income producing security.
<F2>Represents less than 0.1% of total net assets.
<F3>Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       26
                                  -----------
                                   TWENTY-SIX

                                     ARTSX

                                    ARTISAN
                                 SMALL CAP FUND
                                    (ARTSX)

Schedule of Investments - December 31, 2000 (Unaudited)

                                                      SHARES        MARKET
                                                       HELD         VALUE
                                                      =======       ======
COMMON STOCKS - 96.3%

BASIC MATERIALS - 3.8%
 CHEMICAL MANUFACTURING - 2.6%
  Cambrex Corporation - specialty
    chemical manufacturer                             39,600     $1,791,900
  Crompton Corporation - specialty chemical
    manufacturer                                      71,100        746,550
  OM Group, Inc. - specialty chemical manufacturer    20,200      1,103,425
                                                                -----------
                                                                  3,641,875
 CONTAINERS & PACKAGING - 1.2%
  AptarGroup, Inc. - pumps, valves and closures
    for consumer packaging                            57,700      1,694,938

CAPITAL GOODS - 5.1%
 AEROSPACE & DEFENSE - 1.6%
<F1>Alliant Techsystems, Inc. - defense
    electronics systems                               32,650      2,179,388

 MISCELLANEOUS CAPITAL GOODS - 3.5%
  Roper Industries, Inc. - industrial controls
    and fluid handling equipment                      68,200      2,254,862
  Oshkosh Truck Corporation - specialty truck
    manufacturer                                      58,200      2,560,800
                                                                -----------
                                                                  4,815,662
CONSUMER NON-CYCLICAL - 5.5%
 CROPS - 1.8%
  Delta & Pine Land Company - cotton and soybean
    seed producer                                    117,200      2,453,875
 FOOD PROCESSING - 1.7%
 Sensient Technologies Corporation - food
    colorings and flavors                            104,400      2,375,100

 OFFICE SUPPLIES - 1.0%
<F1>Daisytek International Corporation - automation
    supply distributor                               198,700      1,366,062

 PERSONAL & HOUSEHOLD PRODUCTS - 1.0%
<F1>Playtex Products, Inc. - personal care products  143,600      1,382,150

ENERGY - 6.4%
 OIL & GAS OPERATIONS - 1.5%
<F1>Chieftain International, Inc. - oil and gas
    exploration                                       77,600      2,143,700

 OIL WELL SERVICES & EQUIPMENT - 4.9%
<F1>Global Industries, Ltd. - offshore oil and gas
    construction services                            150,000      2,053,125
<F1>Pride International, Inc. - oil and gas
    contract drilling services                       100,000      2,462,500
<F1>Varco International, Inc. - oil and gas
    technical services                               101,300      2,203,275
                                                                -----------
                                                                  6,718,900

                                       27
                                  TWENTY-SEVEN

                                     ARTSX
                            SCHEDULE OF INVESTMENTS

                                                      SHARES       MARKET
                                                       HELD        VALUE
                                                      ======       ======
FINANCIAL -  9.9%
 INSURANCE (LIFE) - 4.6%
  Presidential Life Corporation - fixed
    annuity writer                                   129,000     $1,926,937
  Reinsurance Group of America, Inc. - life
    reinsurance writer                                63,900      2,268,450
  StanCorp Financial Group, Inc. - group
    disability and life insurance                     45,900      2,191,725
                                                                -----------
                                                                  6,387,112
 INSURANCE (PROPERTY & CASUALTY) - 2.1%
  American Financial Group, Inc. - property and
    casualty insurance writer                         45,300      1,203,281
  Mutual Risk Management Ltd. - risk management
    service provider                                 108,430      1,646,781
                                                                -----------
                                                                  2,850,062
 REGIONAL BANKS - 3.2%
  Community First Bankshares, Inc. -
    North Dakota-based bank holding company          172,200      3,250,275
<F1>FirstFed Financial Corporation -
    California-based bank holding company             31,100      1,004,919
  Republic Bancorp, Inc. - Michigan-based
    bank holding company                              16,400        177,325
                                                                -----------
                                                                  4,432,519
HEALTHCARE - 8.8%
 BIOTECHNOLOGY & DRUGS - 3.0%
<F1>Caremark Rx, Inc. - pharmacy benefit services    155,800      2,113,037
<F1>Medicis Pharmaceutical Corporation -
    specialty pharmaceuticals for dermatology         35,000      2,069,375
                                                                -----------
                                                                  4,182,412
 HEALTHCARE FACILITIES - 4.6%
<F1>Apria Healthcare Group, Inc. -
    home healthcare services                          88,900      2,644,775
<F1>RehabCare Group, Inc. - medical
    rehabilitation services                           28,700      1,474,462
<F1>Renal Care Group, Inc. - dialysis services        81,400      2,232,141
                                                                -----------
                                                                  6,351,378
 MEDICAL EQUIPMENT & SUPPLIES - 1.2%
<F1>Haemonetics Corporation - blood
    processing systems                                53,500      1,651,813

REAL ESTATE INVESTMENT TRUSTS - 2.0%
  HealthCare Financial Partners REIT, Inc.,
    144A - healthcare-related real estate
    investments                                      199,320      2,790,480

SERVICES - 21.3%
 BROADCASTING & CABLE TV - 1.1%
<F1>Spanish Broadcasting System, Inc. -
    Spanish-language radio broadcaster               301,400      1,507,000

 BUSINESS SERVICES - 4.9%
<F1>ChoicePoint, Inc. - risk management
    services to the insurance industry                30,800      2,019,325
<F1>F.Y.I. Inc. - document management services        76,400      2,817,250
<F1>NCO Group, Inc. - accounts receivable management  63,900      1,940,962
                                                                -----------
                                                                  6,777,537
 PRINTING & PUBLISHING - 2.9%
<F1>Martha Stewart Living Omnimedia, Inc. -
    quality living distributor and merchandiser       91,500      1,835,719
  Penton Media, Inc. - trade publications and
    trade shows                                       82,500      2,217,188
                                                                -----------
                                                                  4,052,907

                                       28
                                 -------------
                                  TWENTY-EIGHT

                                     ARTSX

                            SCHEDULE OF INVESTMENTS

                                                     SHARES        MARKET
                                                      HELD          VALUE
                                                     =======       =======
SERVICES (CONTINUED)
 RESTAURANTS - 1.8%
  Morrison Management Specialists, Inc. -
    food service to healthcare institutions           69,600     $2,429,736

 RETAIL (APPAREL) - 1.5%
<F1>Men's Wearhouse, Inc. - men's fashion retailer    77,600      2,114,600

 RETAIL (CATALOG & MAIL ORDER) - 1.8%
<F1>Insight Enterprises, Inc. - direct sales of
    electronics and software                         136,900      2,455,644

 RETAIL (DEPARTMENT & DISCOUNT) - 1.2%
<F1>Linens 'n Things, Inc. - home
    furnishings retailer                              62,800      1,734,850

 RETAIL (DRUGS) - 2.2%
<F1>Duane Reade, Inc. - retail
    drugstore operator                                98,900      3,022,631

 RETAIL (SPECIALTY) - 1.1%
  Haverty Furniture Companies, Inc. - home
    furnishings retailer                             157,100      1,551,362

 Retail (Technology) - 1.8%
<F1>InterTAN, Inc. - consumer electronics retailer   214,300      2,491,238

 WASTE MANAGEMENT SERVICES - 1.0%
<F1>Waste Connections, Inc. - waste
    services provider                                 41,100      1,358,869

TECHNOLOGY - 18.5%
 COMPUTER NETWORKS - 0.8%
<F1>Globix Corporation - high-end
    Internet-solutions provider                      395,600      1,087,900

 COMPUTER PERIPHERALS - 1.2%
<F1>Avocent Corporation - switching systems
    for client/server computing                       62,400      1,684,800

 COMPUTER SERVICES - 1.1%
<F1>iGate Capital Corporation - information
    technology services                              541,800      1,557,675
 ELECTRONIC INSTRUMENTS & CONTROLS - 3.4%
<F1>Benchmark Electronics, Inc. - contract
    electronics manufacturer                          60,900      1,374,056
<F1>Littelfuse, Inc. - circuit protection devices     36,800      1,053,400
<F1>Rayovac Corporation - battery manufacturer       159,600      2,264,325
                                                                -----------
                                                                  4,691,781
 SCIENTIFIC & TECHNICAL INSTRUMENTS - 4.1%
<F1>Optimal Robotics Corporation - automated
    retail point-of-sale systems                      46,300      1,553,944
<F1>Packard BioScience Company - life science
    instrumentation                                  163,100      1,896,037
<F1>Veeco Instruments, Inc. - surface
    metrology systems                                 56,400      2,263,050
                                                                -----------
                                                                  5,713,031
 SEMICONDUCTORS - 3.6%
<F1>Actel Corporation - programmable logic devices
    for semiconductor manufacturing                   84,900      2,053,519
<F1>Cabot Microelectronics Corporation -
    chemicals for semi-conductor manufacturing        11,700        607,669
<F1>Photronics, Inc. - photomasks used in
    semiconductor manufacturing                       96,200      2,254,687
                                                                -----------
                                                                  4,915,875

                                       29
                                  ------------
                                  TWENTY-NINE

                                     ARTSX

                            SCHEDULE OF INVESTMENTS

                                                     SHARES         MARKET
                                                      HELD          VALUE
                                                    =======        =======
TECHNOLOGY (CONTINUED)
 SOFTWARE & PROGRAMMING - 4.3%
<F1>Aspect Communications Corporation -
    customer-based interaction software              151,900     $1,222,320
<F1>Progress Software Corporation - software
    application development tools                    109,700      1,583,794
<F1>SonicWALL, Inc. - Internet
    security products                                 44,700        726,375
<F1>Systems & Computer Technology Corporation -
    software-based information technology
    outsourcing                                      133,400      1,642,488
<F1>WatchGuard Technologies, Inc. - Internet
    security products                                 23,800        752,675
                                                                -----------
                                                                  5,927,652

TELECOMMUNICATIONS - 11.5%
 Communications Equipment - 5.6%
<F1>DMC Stratex Networks, Inc. - wireless
    broadband access products                        151,500      2,272,500
<F1>DSP Group, Inc. - digital signal
    processing cores                                  91,200      1,919,475
<F1>PC-Tel, Inc. - software-based
    connectivity solutions                           157,100      1,688,825
<F1>Tekelec - data network switching and
    diagnostic systems                                61,840      1,855,200
                                                                -----------
                                                                  7,736,000
 COMMUNICATION SERVICES - 5.9%
<F1>Alamosa PCS Holdings, Inc. - Sprint-branded
    wireless communications services provider        237,700      1,901,600
<F1>Commonwealth Telephone Enterprises, Inc. -
    independent local phone company                   61,300      2,145,500
<F1>Illuminet Holdings, Inc. - intelligent
    network services provider                        125,100      2,869,481
<F1>Motient Corporation - wireless
    communications services provider                 319,100      1,276,400
                                                                -----------
                                                                  8,192,981

TRANSPORTATION - 2.1%
 TRUCKING - 2.1%
<F1>Forward Air Corporation - air freight forwarder   22,700        846,994
  USFreightways Corporation - nationwide
    less-than-truckload carrier                       43,500      1,308,398
  Werner Enterprises, Inc. - nationwide
    truckload carrier                                 42,900        729,300
                                                                -----------
                                                                  2,884,692

UTILITIES - 1.4%
 NATURAL GAS UTILITIES - 1.4%
  Energen Corporation - gas distributor               59,300      1,908,719
                                                                -----------

                                                                -----------
TOTAL COMMON STOCKS (Cost $125,683,447)                         133,214,906

WARRANTS - 0.0%
  HealthCare Financial Partners REIT, Inc.,
    expires 4/28/01 (Cost $0)                         79,728              -

                                       30
                                    -------
                                     THIRTY

                                     ARTSX

                                                         SCHEDULE OF INVESTMENTS

                                                     PAR           MARKET
                                                    AMOUNT         VALUE
                                                    ======        =======
SHORT TERM INVESTMENTS - 3.5%
 Repurchase agreement with State Street
  Bank and Trust Company, 5.25%, dated 12/29/2000,
  due 1/2/2001, maturity value $4,849,827,
  collateralized by $4,948,962 market value
  U.S. Treasury Note, 6.625%, due 5/15/2007
  (Cost $4,847,000.)                              $4,847,000     $4,847,000
                                                                -----------

TOTAL INVESTMENTS - 99.8% (Cost $130,530,447)                   138,061,906

OTHER ASSETS LESS LIABILITIES - 0.2%                                217,344
                                                                -----------

TOTAL NET ASSETS - 100.0%<F2>                                  $138,279,250
                                                               ============


<F1>Non-income producing security.
<F2>Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       31
                                  -----------
                                   THIRTY-ONE

                                     ARTVX

ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - December 31, 2000 (Unaudited)

                                                     SHARES        MARKET
                                                      HELD          VALUE
                                                     ======        =======
COMMON STOCKS - 91.3%

BASIC MATERIALS - 14.8%
 CHEMICAL MANUFACTURING - 1.9%
<F1>American Pacific Corporation - specialty
    chemicals for aerospace and defense              193,100     $1,062,050
<F1>CFC International, Inc. - specialty
    chemical coatings                                100,100        462,962
  Minerals Technologies, Inc. - synthetic &
    specialty mineral products                       144,100      4,926,419
                                                                -----------
                                                                  6,451,431
 CONTAINERS & PACKAGING - 0.8%
  Greif Brothers Corporation, Class A - shipping
    containers and packaging manufacturer             93,200      2,656,200

 FABRICATED PLASTIC & RUBBER - 2.2%
  Carlisle Companies, Inc. - diversified
    manufacturer of durable products                 169,200      7,265,025

 IRON & STEEL - 2.9%
  AK Steel Holding Corporation - flat rolled
    carbon steel manufacturer                        496,200      4,341,750
  Intermet Corporation - iron and
    aluminum castings                                308,300      1,117,587
  Roanoke Electric Steel Corporation - fabricated
    steel products                                   207,900      2,156,963
  Schnitzer Steel Industries, Inc., Class A -
    steel scrap processor and minimill operation     172,000      2,236,000
                                                                -----------
                                                                  9,852,300
 METAL MINING - 1.6%
  Cleveland-Cliffs, Inc. - iron ore supplier         241,000      5,196,562

 MISCELLANEOUS FABRICATED PRODUCTS - 5.4%
  Kaydon Corporation - custom-engineered
    industrial products                              299,700      7,455,038
<F1>L.B. Foster Company, Class A - rail and
    construction supplies manufacturer               189,700        474,250
<F1>Mueller Industries, Inc. - plumbing
    products manufacturer                            288,100      7,724,681
<F1>Simpson Manufacturing Company, Inc. -
    building and construction products
    holding company                                   49,000      2,499,000
                                                                -----------
                                                                 18,152,969
CAPITAL GOODS - 19.6%
 AEROSPACE & DEFENSE - 1.3%
  Primex Technologies, Inc. - ordnance &
    aerospace contractor and manufacturer            133,700      4,261,687

 CONSTRUCTION (SUPPLIES & FIXTURES) - 0.1%
<F1>Insteel Industries, Inc. - steel wire
    products manufacturer                            163,000        295,437

 CONSTRUCTION (RAW MATERIALS) - 1.9%
  Centex Construction Products, Inc. - cement and
  gypsum wallboard manufacturer                      231,800      6,331,037


                                       32
                                  -----------
                                   THIRTY-TWO

                                     ARTVX

SCHEDULE OF INVESTMENTS

                                                      SHARES       MARKET
                                                       HELD        VALUE
                                                     =======       ======
CAPITAL GOODS (CONTINUED)
 CONSTRUCTION SERVICES - 5.0%
<F1>EMCOR Group, Inc. - mechanical and
    electrical contractor                            305,500     $7,790,250
<F1>Jacobs Engineering Group, Inc. - engineering
    and construction                                 195,800      9,043,513
                                                                -----------
                                                                 16,833,763
 MISCELLANEOUS CAPITAL GOODS - 10.2%
  Briggs & Stratton Corporation - manufacturer of
    air-cooled gasoline engines                      189,200      8,395,750
  Franklin Electric Company, Inc. - electric
    motor manufacturer                                34,400      2,356,400
  Lincoln Electric Holdings, Inc. - welding
    products                                         380,400      7,465,350
  Regal-Beloit Corporation - electrical equipment
    manufacturer                                     365,200      6,230,312
  Smith Investment Company - multi-industry holding
    company                                           16,000        448,000
  Tecumseh Products Company - pump, compressor and
    engine component manufacturer                    145,200      6,089,325
  Thomas Industries, Inc. - compressor and vacuum
    pump manufacturer                                122,600      2,850,450
  Twin Disc, Inc. - heavy-duty power transmission
    equipment manufacturer                            25,500        366,563
                                                                -----------
                                                                 34,202,150
 MOBILE HOMES & RVS - 1.1%
  Fleetwood Enterprises, Inc. - manufactured
    housing and recreational vehicle manufacturer    357,000      3,748,500

CONSUMER CYCLICAL - 13.6%
 APPAREL/ACCESSORIES - 2.8%
  Kellwood Company - apparel & soft goods
    manufacturer                                     317,200      6,700,850
  Velcro Industries, NV - manufacturer of Velcro
    brand fasteners                                  263,700      2,768,850
                                                                -----------
                                                                  9,469,700
 AUTO & TRUCK PARTS - 8.0%
  BorgWarner, Inc. - engineered automotive systems
    and components                                   201,200      8,048,000
  CLARCOR, Inc. - filtration products                353,800      7,319,238
  Modine Manufacturing Company - heat exchangers
    and systems manufacturer                         228,400      4,739,300
  Superior Industries International, Inc. -
    designer & manufacturer of motor vehicle parts   215,300      6,795,406
                                                                -----------
                                                                 26,901,944
 FOOTWEAR - 0.2%
<F1>R.G. Barry Corporation - specialized
   comfort footwear manufacturer                     198,500        471,437

 FURNITURE & FIXTURES - 1.5%
  Chromcraft Revington, Inc. - manufacturer
    of residential and commercial furniture           81,000        810,000
  Ethan Allen Interiors, Inc. -
    manufacturer/retailer of home furnishings         36,000      1,206,000
  Kimball International, Inc. - diversified
    furniture manufacturer                           206,000      2,987,000
                                                                -----------
                                                                  5,003,000
 RECREATIONAL PRODUCTS - 1.1%
  Arctic Cat, Inc. - snowmobile and all-terrain
    vehicle manufacturer                             321,600      3,738,600

CONSUMER NON-CYCLICAL - 0.7%
 FOOD PROCESSING - 0.5%
<F1>Ralcorp Holdings, Inc. - manufacturer of
    private label food products                      101,100      1,655,512

 TOBACCO - 0.2%
<F1>M&F Worldwide Corporation -
    flavorings producer                              146,700        568,463

                                       33
                                 -------------
                                  THIRTY-THREE

                                     ARTVX

SCHEDULE OF INVESTMENTS

                                                      SHARES       MARKET
                                                       HELD        VALUE
                                                     =======      =======
ENERGY - 7.0%
 OIL & GAS OPERATIONS - 7.0%
<F1>Barrett Resources Corporation - oil and
    natural gas exploration/production                19,800     $1,124,887
  Cabot Oil & Gas Corporation, Class A - natural
    gas exploration/production                       119,100      3,714,431
<F1>Forest Oil Corporation - oil and natural gas
    exploration/production                           190,508      7,024,982
<F1>Nuevo Energy Company - oil and natural gas
    exploration/production                           262,600      4,546,263
<F1>Prima Energy Corporation - oil and natural
    gas exploration/production                        29,775      1,042,125
<F1>Pure Resources, Inc. - oil and natural gas
    exploration/production                           137,689      2,788,202
  St. Mary Land & Exploration Company - oil
    and natural gas exploration/production            75,500      2,515,094
<F1>Tom Brown, Inc. - oil and natural
    gas exploration                                   21,700        713,388
                                                                -----------
                                                                 23,469,372

FINANCIAL - 16.2%
 CONSUMER FINANCIAL SERVICES - 2.5%
  White Mountains Insurance Group, Ltd. - insurance
    and mortgage banking                              26,600      8,485,400

 INSURANCE (LIFE) - 2.1%
  Annuity and Life RE (Holdings), Ltd. - life and
    annuity reinsurance                              112,500      3,592,969
  Scottish Annuity & Life Holdings, Ltd. - life and
    annuity reinsurance                              301,700      3,615,686
                                                                -----------
                                                                  7,208,655
 INSURANCE (MISCELLANEOUS) - 1.1%
  Hilb, Rogal & Hamilton Company -
    insurance broker                                  91,300      3,640,588

 INSURANCE (PROPERTY & CASUALTY) - 5.3%
<F1>Acceptance Insurance Companies, Inc. -
    crop insurance                                   124,200        652,050
<F1>Arch Capital Group, Ltd. - reinsurance
    products and services                            216,000      3,240,000
    IPC Holdings, Ltd. - catastrophe reinsurer       190,900      4,008,900
<F1>PICO Holdings, Inc. - property and
    casualty insurance                               236,400      2,940,225
  Stewart Information Services Corporation -
    property title insurer                           315,900      7,009,031
                                                                -----------
                                                                 17,850,206
 INVESTMENT SERVICES - 2.0%
  John Nuveen Company - investment
    management services                              118,400      6,808,000

 MISCELLANEOUS FINANCIAL SERVICES - 0.9%
  Capital Southwest Corporation - closed-end
    venture capital investment company                54,100      2,847,013

 S&LS/SAVINGS BANKS - 2.3%
  John Hancock Bank & Thrift Opportunity Fund -
    closed-end investment company                    860,900      7,640,488

HEALTHCARE - 1.3%
 HEALTHCARE FACILITIES - 1.3%
<F1>America Service Group, Inc. - managed
    healthcare services                               92,500      2,405,000
<F1>National Dentex Corporation - dental
    laboratory operator                              105,400      2,068,475
                                                                -----------
                                                                  4,473,475

                                       34
                                 -------------
                                  THIRTY-FOUR

                                     ARTVX

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------
                                                     SHARES         MARKET
                                                      HELD          VALUE
                                                     ======        =======
REAL ESTATE INVESTMENT TRUSTS - 0.8%
  American Land Lease, Inc. - manufactured
    housing communities                               85,500       $844,312
  First Washington Realty Trust, Inc. -
    supermarket-anchored shopping centers             52,500      1,355,156
  HealthCare Financial Partners REIT, Inc., 144A -
    healthcare-related real estate investments        31,405        439,670
                                                                -----------
                                                                  2,639,138
SERVICES - 8.2%
 ADVERTISING - 2.9%
<F1>ADVO, Inc. - direct mail marketing services      151,200      6,709,500
    Grey Global Group, Inc. - advertising agency       4,778      3,105,700
                                                                -----------
                                                                  9,815,200
 BUSINESS SERVICES - 0.1%
<F1>Craig Corporation, Class A Preference -
    movie theatres owner/operator                     81,200        203,000

 PRINTING & PUBLISHING - 0.7%
  Courier Corporation - book manufacturer             79,300      2,359,175

 RETAIL (APPAREL) - 1.9%
<F1>Footstar, Inc. - athletic and casual
    footwear retailer                                 74,000      3,663,000
<F1>Polo Ralph Lauren Corporation - premium
    apparel designer/manufacturer                    121,000      2,699,813
                                                                -----------
                                                                  6,362,813
 RETAIL (GROCERY) - 0.5%
<F1>Pathmark Stores, Inc. - regional
    supermarket company                               94,900      1,565,850

 RETAIL (SPECIALTY) - 2.0%
<F1>Zale Corporation - fine jewelry retailer         232,100      6,745,406

 WASTE MANAGEMENT SERVICES - 0.1%
  Sevenson Environmental Services, Inc. -
    hazardous waste remediation                       41,580        446,985

TECHNOLOGY - 4.3%
 ELECTRONIC INSTRUMENTS & CONTROLS - 3.3%
<F1>Genlyte Group, Inc. - commercial, industrial
    and residential lighting                         352,900      8,381,375
<F1>Powell Industries, Inc. - electrical
    equipment manufacturer                           209,500      2,671,125
                                                                -----------
                                                                 11,052,500
 SEMICONDUCTORS - 0.8%
<F1>Electroglas, Inc. - process management
    tool supplier                                     60,300        923,344
<F1>LTX Corporation - designer/manufacturer of
    automatic test equipment                         141,100      1,827,686
                                                                -----------
                                                                  2,751,030
 SOFTWARE & PROGRAMMING - 0.2%
  Timberline Software Corporation - computer
    software developer                               180,500        643,031

                                       35
                                  THIRTY-FIVE

                                     ARTVX

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                     SHARES         MARKET
                                                      HELD          VALUE
                                                     ======        =======
TRANSPORTATION - 3.6%
 MISCELLANEOUS TRANSPORTATION - 0.3%
<F1>Aviall, Inc. - aviation parts distributor        170,430       $862,802

 TRUCKING - 2.1%
  USFreightways Corporation - nationwide
    less-than-truckload carrier                      240,500      7,233,789

 WATER TRANSPORTATION - 1.2%
<F1>Kirby Corporation - marine transportation
    and diesel engine services                       187,400      3,935,400

UTILITIES - 1.2%
 NATURAL GAS UTILITIES - 1.2%
  UGI Corporation - distributor of natural gas,
    electricity and propane                          162,600      4,115,813
                                                                -----------

                                                                -----------
TOTAL COMMON STOCKS (Cost $274,972,374)                         306,210,846

WARRANTS - 0.0%
  HealthCare Financial Partners REIT, Inc.,
    expires 4/28/01 (Cost $0)                         12,562              -

                                                    PAR
                                                   AMOUNT
                                                  =======
SHORT TERM INVESTMENTS - 8.6%
 Repurchase agreement with State Street Bank
  and Trust Company, 5.25% dated 12/29/2000,
  due 1/2/2001, maturity value $28,762,769,
  collateralized by $29,321,594 market value
  U.S. Treasury Bond, 12.00%, due 8/15/2013
  (Cost $28,746,000)                             $28,746,000     28,746,000
                                                                -----------

TOTAL INVESTMENTS - 99.9% (Cost $303,718,374)                   334,956,846

OTHER ASSETS LESS LIABILITIES - 0.1%                                417,947
                                                                -----------

TOTAL NET ASSETS - 100.0%<F2>                                  $335,374,793
                                                               ============


<F1> Non-income producing security.
<F2> Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       36
                                  -----------
                                   THIRTY-SIX

                              FINANCIAL STATEMENTS

                                       37
                                 -------------
                                  THIRTY-SEVEN

ARTISAN FUNDS, INC.
Statements of Assets & Liabilities - December 31, 2000 (Unaudited)

                                             INTERNATIONAL            MID CAP            SMALL CAP             SMALL CAP
                                                 FUND                  FUND                 FUND              VALUE FUND
                                            ===============           =======            ==========          ============
ASSETS:
Investments in securities, at value         $5,082,344,308        $ 783,827,348        $138,061,906         $334,956,846
Cash                                                   589                  664                 486                  181
Receivable from investments sold                 9,082,111            6,932,092           2,306,875            6,004,857
Receivable from forward currency contracts     117,817,845                    -                   -                    -
Receivable from fund shares sold                52,231,339           24,177,134             780,055            1,043,825
Interest receivable                                156,872               26,308               2,121               12,576
Dividends receivable                             4,098,219              295,034              17,592              421,598
Organizational costs                                     -                8,508                   -               12,381
                                            --------------        -------------        ------------        -------------
TOTAL ASSETS                                 5,265,731,283          815,267,088         141,169,035          342,452,264

LIABILITIES:
Payable for investments purchased              180,631,579           29,163,420           1,880,997            6,911,873
Payable for forward currency contracts         117,612,569                    -                   -                    -
Payable for fund shares redeemed                54,049,079            4,071,323             901,722               47,898
Payable for organizational costs                         -                8,508                   -               12,381
Payable for operating expenses                   2,383,295              185,945             107,066              105,319
Other liabilities                                  228,559                    -                   -                    -
                                            --------------        -------------        ------------        -------------
TOTAL LIABILITIES                              354,905,081           33,429,196           2,889,785            7,077,471
                                            --------------        -------------        ------------        -------------
TOTAL NET ASSETS                            $4,910,826,202        $ 781,837,892        $138,279,250         $335,374,793
                                            ==============        =============        ============        =============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding          $5,232,115,058         $778,847,786       $ 140,776,624        $ 294,494,054
Net unrealized appreciation (depreciation)
 on investments and foreign currency
 related transactions                         (89,191,297)           33,893,006           7,531,459           31,238,472
Accumulated undistributed
 net investment income (loss)                  (9,408,282)          (1,115,587)           (681,769)              153,301
Accumulated undistributed net realized
 gains (losses) on investments and foreign
 currency related transactions               (222,689,277)         (29,787,313)         (9,347,064)            9,488,966
                                            --------------        -------------        ------------        -------------
                                            $4,910,826,202        $ 781,837,892        $138,279,250         $335,374,793
                                            ==============       ==============        ============         ============

SUPPLEMENTARY
INFORMATION:
Net assets
  Investor Shares                           $3,643,092,422        $ 675,183,072        $138,279,250         $335,374,793
  Institutional Shares                       1,267,733,780          106,654,820
Shares Outstanding
  Investor Shares                              166,357,990           25,392,585          11,084,449           28,663,202
  Institutional Shares                          57,675,579            4,007,600
Net asset value per share
  Investor Shares                                   $21.90               $26.59              $12.48               $11.70
  Institutional Shares                               21.98                26.61
Cost of securities held                     $5,171,437,321        $ 749,934,342        $130,530,447         $303,718,374


    The accompanying notes are an integral part of the financial statements.

                                       38
                                 -------------
                                  THIRTY-EIGHT

ARTISAN FUNDS, INC.
Statements of Operations - For the Six Months Ended December 31, 2000
(Unaudited)

                                           INTERNATIONAL            MID CAP             SMALL CAP              SMALL CAP
                                                FUND                 FUND                  FUND               VALUE FUND
                                            ============           ========              ========             ==========
INVESTMENT INCOME:
Interest                                   $6,575,494             $1,129,487             $205,630              $478,428
Dividends                              15,575,187<F1>                931,731              246,280             2,237,063
                                          -----------           ------------           ----------           -----------
TOTAL INVESTMENT INCOME                    22,150,681              2,061,218              451,910             2,715,491

EXPENSES:
Advisory fees                              22,525,011              2,479,353              848,754             1,455,881
Transfer agent fees
  Investor Shares                           3,883,197                408,557              126,697               143,622
  Institutional Shares                         19,617                  9,740
Shareholder communications
  Investor Shares                             380,498                 38,478               26,780                17,506
  Institutional Shares                          3,767                  1,187
Custodian fees                              1,681,542                 57,074               24,434                28,293
Accounting fees                                46,179                 28,233               21,325                21,054
Professional fees                              77,697                  8,729                9,785                 6,553
Registration fees
  Investor Shares                             151,958                107,392               57,542                25,690
  Institutional Shares                         79,708                 17,714
Directors' fees                                15,504                 10,332               10,332                10,332
Organizational costs                            3,660                  2,837                    -                 3,536
Other operating expenses                       91,314                  7,179                8,030                 7,439
                                          -----------           ------------           ----------           -----------
TOTAL OPERATING EXPENSES                   28,959,652              3,176,805            1,133,679             1,719,906
                                          -----------           ------------           ----------           -----------
NET INVESTMENT INCOME (LOSS)              (6,808,971)            (1,115,587)            (681,769)               995,585

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments                           (221,334,154)           (20,572,193)          (6,479,411)            15,287,771
  Foreign currency related transactions     (746,101)                      -                    -                     -
                                          -----------           ------------           ----------           -----------
                                        (222,080,255)           (20,572,193)          (6,479,411)            15,287,771
Net increase (decrease) in unrealized
  appreciation on:
  Investments                           (577,741,619)           (10,134,391)         (14,205,978)            27,020,852
  Foreign currency related transactions      (83,447)                      -                    -                     -
                                          -----------           ------------           ----------           -----------
                                        (577,825,066)           (10,134,391)         (14,205,978)            27,020,852
                                          -----------           ------------           ----------           -----------
NET GAIN (LOSS) ON INVESTMENTS          (799,905,321)           (30,706,584)         (20,685,389)            42,308,623
                                          -----------           ------------           ----------           -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS            $(806,714,292)          $(31,822,171)        $(21,367,158)           $43,304,208
                                       ==============         ==============        =============          ============
<F1> Net of foreign taxes withheld of $2,241,999.


    The accompanying notes are an integral part of the financial statements.

                                       39
                                  ------------
                                  THIRTY-NINE

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets

                                                         INTERNATIONAL FUND                             MID CAP FUND
                                                 ================================             ===========================
                                                   SIX MONTHS             YEAR                SIX MONTHS             YEAR
                                                     ENDED                ENDED                 ENDED               ENDED
                                                  12/31/00<F1>           6/30/00             12/31/00<F1>          6/30/00
                                                  ============         ==========            ============         =========
OPERATIONS:
Net investment income (loss)                     $(6,808,971)          $(1,607,467)          $(1,115,587)          $(841,183)
Net realized gain (loss) on:
  Investments                                   (221,334,154)           762,210,703          (20,572,193)          18,317,700
  Foreign currency related transactions             (746,101)           (3,264,458)                     -                   -
Net increase (decrease) in unrealized
  appreciation on:
  Investments                                   (577,741,619)           327,576,193          (10,134,391)          35,776,647
  Foreign currency related transactions              (83,447)                29,364                     -                   -
                                              ---------------       ---------------        --------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     (806,714,292)         1,084,944,335          (31,822,171)          53,253,164

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
  Investor Shares                                           -           (1,579,375)                     -                   -
  Institutional Shares                                      -           (1,166,198)                     -
Net realized gains on investment transactions:
  Investor Shares                               (479,303,684)          (36,202,670)          (19,248,166)         (2,623,181)
                                              ---------------       ---------------        --------------       -------------
  Institutional Shares                          (161,918,593)          (10,501,625)           (3,749,681)
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS        (641,222,277)          (49,449,868)          (22,997,847)         (2,623,181)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES          1,487,786,693         2,711,977,012           611,679,035         131,029,274
                                              ---------------       ---------------        --------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            39,850,124         3,747,471,479           556,859,017         181,659,257
Net assets, beginning of period                 4,870,976,078         1,123,504,599           224,978,875          43,319,618
                                              ---------------       ---------------        --------------       -------------
NET ASSETS, END OF PERIOD                      $4,910,826,202        $4,870,976,078         $ 781,837,892        $224,978,875
                                              ===============       ===============        ==============       =============


<F1> Unaudited

    The accompanying notes are an integral part of the financial statements.

                                       40
                                     ------
                                     FORTY

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                           SMALL CAP FUND                          SMALL CAP VALUE FUND
                                                 ===============================              ===========================
                                                   SIX MONTHS              YEAR              SIX MONTHS              YEAR
                                                     ENDED                 ENDED                ENDED               ENDED
                                                  12/31/00<F1>            6/30/00           12/31/00<F1>           6/30/00
                                                  ============          ==========          =============         =========
OPERATIONS:
Net investment income (loss)                       $(681,769)          $(1,371,194)            $995,585            $908,610
Net realized gain (loss) on investments           (6,479,411)            47,504,368          15,287,771          10,515,241
Net increase (decrease) in unrealized
  appreciation on investments                    (14,205,978)             2,030,693          27,020,852           1,889,663
                                                -------------         -------------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      (21,367,158)            48,163,867          43,304,208          13,313,514

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income                                       -                     -         (1,409,526)           (284,790)
Net realized gains on investment transactions     (8,100,421)                     -        (13,001,361)         (3,661,649)
                                                -------------         -------------        ------------        ------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS          (8,100,421)                     -        (14,410,887)         (3,946,439)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES           (17,645,913)          (37,327,000)          44,824,468         174,489,907
                                                -------------         -------------        ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (47,113,492)            10,836,867          73,717,789         183,856,982
Net assets, beginning of period                   185,392,742           174,555,875         261,657,004          77,800,022
                                                -------------         -------------        ------------        ------------
NET ASSETS, END OF PERIOD                        $138,279,250          $185,392,742       $ 335,374,793       $ 261,657,004
                                                =============         =============      ==============       =============


<F1> Unaudited

    The accompanying notes are an integral part of the financial statements.

                                       41
                                   ----------
                                   FORTY-ONE

ARTISAN FUNDS, INC.
Financial Highlights - For a share outstanding throughout each period


                                        NET ASSET         NET        NET REALIZED   TOTAL INCOME    DIVIDENDS    DISTRIBUTIONS
                          YEAR OR         VALUE        INVESTMENT   AND UNREALIZED  (LOSS) FROM      FROM NET       FROM NET
                           PERIOD       BEGINNING        INCOME     GAIN (LOSS) ON   INVESTMENT     INVESTMENT      REALIZED
                           ENDED        OF PERIOD        (LOSS)      INVESTMENTS     OPERATIONS       INCOME         GAINS
                     --------------------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
                     --------------------------------------------------------------------------------------------------------------
INVESTOR               12/31/00<F1>        $ 30.16   $ (0.04)<F2>       $ (4.67)       $ (4.71)          $   -       $ (3.55)
SHARES               --------------------------------------------------------------------------------------------------------------
                            6/30/00          18.67     (0.03)<F2>          12.08          12.05         (0.02)         (0.54)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/99          16.25       0.08<F2>           2.62           2.70         (0.04)         (0.24)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/98          14.48       0.06<F2>           3.04           3.10         (0.20)         (1.13)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/97          12.08           0.07           2.44           2.51         (0.02)         (0.09)
                     --------------------------------------------------------------------------------------------------------------
                        6/30/96<F5>          10.00           0.04           2.04           2.08              -              -

INSTITUTIONAL          12/31/00<F1>        $ 30.22   $ (0.02)<F2>       $ (4.67)       $ (4.69)          $   -       $ (3.55)
SHARES               --------------------------------------------------------------------------------------------------------------
                            6/30/00          18.70       0.03<F2>          12.09          12.12         (0.06)         (0.54)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/99          16.26       0.11<F2>           2.62           2.73         (0.05)         (0.24)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/98          14.48       0.09<F2>           3.04           3.13         (0.22)         (1.13)
ARTISAN MID CAP FUND
                     --------------------------------------------------------------------------------------------------------------
INVESTOR               12/31/00<F1>        $ 27.57   $ (0.06)<F2>     $ 0.11<F8>         $ 0.05          $   -       $ (1.03)
SHARES               --------------------------------------------------------------------------------------------------------------
                            6/30/00          16.67     (0.18)<F2>          11.91          11.73              -         (0.83)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/99          13.69     (0.16)<F2>           4.41           4.25              -         (1.27)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/98          10.00         (0.08)           4.56           4.48              -         (0.79)
                     --------------------------------------------------------------------------------------------------------------
                        6/30/97<F7>          10.00              -              -              -              -              -


INSTITUTIONAL          12/31/00<F1>        $ 27.57   $ (0.04)<F2>     $ 0.11<F8>         $ 0.07          $   -       $ (1.03)
SHARES               --------------------------------------------------------------------------------------------------------------


ARTISAN SMALL CAP FUND
                     --------------------------------------------------------------------------------------------------------------
                       12/31/00<F1>        $ 14.69   $ (0.06)<F2>       $ (1.49)       $ (1.55)           $  -      $  (0.66)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/00          11.09     (0.10)<F2>           3.70           3.60              -              -
                     --------------------------------------------------------------------------------------------------------------
                            6/30/99          14.66         (0.08)         (2.53)         (2.61)              -         (0.96)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/98          15.11         (0.10)           2.23           2.13              -         (2.58)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/97          14.67         (0.04)           1.55           1.51              -         (1.07)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/96          11.52         (0.07)           3.32           3.25              -         (0.10)

ARTISAN SMALL CAP VALUE FUND
                     --------------------------------------------------------------------------------------------------------------
                       12/31/00<F1>        $ 10.63     $ 0.04<F2>         $ 1.57         $ 1.61       $ (0.05)       $ (0.49)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/00          10.59       0.06<F2>           0.36           0.42         (0.03)         (0.35)
                     --------------------------------------------------------------------------------------------------------------
                            6/30/99          11.37         (0.03)     (0.21)<F8>         (0.24)              -         (0.54)
                     --------------------------------------------------------------------------------------------------------------
                        6/30/98<F9>          10.00         (0.03)           1.40           1.37              -              -


                                                                 42
                                                            -----------
                                                             FORTY-TWO



                                                                                                   RATIO OF NET
                                        NET ASSET                     NET ASSETS      RATIO OF      INVESTMENT
                                          VALUE                         END OF        EXPENSES    INCOME (LOSS)    PORTFOLIO
                           TOTAL           END           TOTAL          PERIOD       TO AVERAGE     TO AVERAGE      TURNOVER
                       DISTRIBUTIONS    OF PERIOD        RETURN       (MILLIONS)     NET ASSETS     NET ASSETS        RATE
                     --------------------------------------------------------------------------------------------------------------

ARTISAN INTERNATIONAL FUND
                     --------------------------------------------------------------------------------------------------------------
INVESTOR                   $ (3.55)        $ 21.90    (15.5%)<F3>       $3,643.1      1.26%<F4>    (0.33%)<F4>     33.14%<F3>
SHARES               --------------------------------------------------------------------------------------------------------------
                             (0.56)          30.16           65.6        3,734.8           1.27         (0.10)          99.02
                     --------------------------------------------------------------------------------------------------------------
                             (0.28)          18.67           17.4          943.9           1.38           0.59          79.41
                     --------------------------------------------------------------------------------------------------------------
                             (1.33)          16.25           24.1          414.5           1.45           0.37         109.42
                     --------------------------------------------------------------------------------------------------------------
                             (0.11)          14.48           20.9          449.2           1.61           1.07         103.66
                     --------------------------------------------------------------------------------------------------------------
                                  -          12.08       20.8<F3>           71.5       2.50<F4>       1.60<F4>      57.00<F3>


INSTITUTIONAL              $ (3.55)        $ 21.98    (15.4%)<F3>       $1,267.7      1.05%<F4>    (0.13%)<F4>     33.14%<F3>
SHARES               --------------------------------------------------------------------------------------------------------------
                             (0.60)          30.22           66.0        1,136.2           1.08           0.09          99.02
                     --------------------------------------------------------------------------------------------------------------
                             (0.29)          18.70           17.6          179.6           1.17           0.68          79.41
                     --------------------------------------------------------------------------------------------------------------
                             (1.35)          16.26           24.4           82.6           1.25           0.68         109.42


ARTISAN MID CAP FUND
                     --------------------------------------------------------------------------------------------------------------
INVESTOR                   $ (1.03)        $ 26.59       0.0%<F3>        $ 675.2      1.31%<F4>    (0.48%)<F4>    104.03%<F3>
SHARES               --------------------------------------------------------------------------------------------------------------
                             (0.83)          27.57           72.9          225.0           1.40         (0.79)         245.69
                     --------------------------------------------------------------------------------------------------------------
                             (1.27)          16.67           35.8           43.3       2.00<F6>     (1.13)<F6>         202.84
                     --------------------------------------------------------------------------------------------------------------
                             (0.79)          13.69           46.1           12.8       2.00<F6>     (0.77)<F6>         235.65
                     --------------------------------------------------------------------------------------------------------------
                                  -          10.00        0.0<F3>            1.8       0.00<F4>       0.00<F4>       0.00<F3>


INSTITUTIONAL              $ (1.03)        $ 26.61       0.1%<F3>        $ 106.7      1.12%<F4>    (0.31%)<F4>    104.03%<F3>
SHARES               --------------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                     --------------------------------------------------------------------------------------------------------------
                          $  (0.66)        $ 12.48    (10.7%)<F3>        $ 138.3      1.34%<F4>    (0.80%)<F4>     74.73%<F3>
                     --------------------------------------------------------------------------------------------------------------
                                  -          14.69           32.5          185.4           1.35         (0.79)         193.76
                     --------------------------------------------------------------------------------------------------------------
                             (0.96)          11.09         (17.0)          174.6           1.37         (0.67)         155.38
                     --------------------------------------------------------------------------------------------------------------
                             (2.58)          14.66           14.7          304.1           1.33         (0.74)         134.67
                     --------------------------------------------------------------------------------------------------------------
                             (1.07)          15.11           11.3          267.8           1.41         (0.73)          87.18
                     --------------------------------------------------------------------------------------------------------------
                             (0.10)          14.67           28.3          400.0           1.52         (0.75)         105.19

ARTISAN SMALL CAP VALUE FUND
                     --------------------------------------------------------------------------------------------------------------
                           $ (0.54)        $ 11.70      15.5%<F3>        $ 335.4      1.18%<F4>      0.68%<F4>     23.61%<F3>
                     --------------------------------------------------------------------------------------------------------------
                             (0.38)          10.63            4.2          261.7           1.35           0.60          38.19
                     --------------------------------------------------------------------------------------------------------------
                             (0.54)          10.59          (1.0)           77.8           1.66         (0.45)          49.29
                     --------------------------------------------------------------------------------------------------------------
                                  -          11.37       13.7<F3>           47.2       1.93<F4>     (0.50)<F4>      52.58<F3>


<F1> Unaudited.
<F2> Computed based on average shares outstanding.
<F3> Not annualized.
<F4> Annualized.
<F5> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.
<F6> The ratios of expenses to average net assets and net investment loss to average net assets exclude fees paid by the adviser. Absent fees paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.
<F7> For the period from commencement of operations (June 27, 1997) through June
     30, 1997.
<F8> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
<F9> For the period from commencement of operations (September 29, 1997) through
     June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

                                       43
                                  ------------
                                  FORTY-THREE

ARTISAN FUNDS, INC.
Notes to Financial Statements - December 31, 2000 (Unaudited)

(1)  ORGANIZATION:

     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series company comprised of five open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"): Artisan International Fund ("International Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), Artisan Mid Cap Value Fund ("Mid Cap Value Fund"), Artisan Small Cap Fund ("Small Cap Fund") and Artisan Small Cap Value Fund ("Small Cap Value Fund"). International Fund, Mid Cap Fund, Small Cap Fund and Small Cap Value Fund commenced operations on December 28, 1995, June 27, 1997, March 28, 1995 and September 29, 1997,
     respectively. Mid Cap Value Fund had not yet commenced operations at December 31, 2000.

     Each Fund offers shares of capital stock of the class designated Investor Shares. The International Fund and Mid Cap Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 1997 and July 1, 2000, respectively. On July 3, 2000, 2,232,499 Mid Cap Fund Investor Shares (with a net asset value of $61,550,008) were transferred to Mid Cap Fund Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses, and registration fees are allocated directly to that class.

     The International Fund Investor Shares, International Fund Institutional Shares, Mid Cap Fund Investor Shares, Mid Cap Fund Institutional Shares, Small Cap Fund Investor Shares and Small Cap Value Fund Investor Shares each have an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

          The Mid Cap Fund, Small Cap Fund and Small Cap Value Fund each own certain securities which are valued at a fair value as determined using procedures established by the Fund's Board of Directors, aggregating $128,240, $2,790,480 and $439,670, respectively, representing 0.02%, 2.02% and 0.12%, respectively, of the net assets of each of the Funds.

                                       44
                                  -----------
                                   FORTY-FOUR

-----------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)--------

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.
     (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

                                       45
                                  -----------
                                   FORTY-FIVE

--------NOTES TO FINANCIAL STATEMENTS (CONT.)-----------------------------------

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

               Average Daily Net Assets           Annual Rate
               ------------------------           ------------
               Less than $500 million                1.000%
               $500 million to $750 million          0.975%
               $750 million to $1 billion            0.950%
               Greater than $1 billion               0.925%

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer fee of $27,000, plus a fee of $1,000 for each in-person board meeting attended and $500 for each board meeting held by conference telephone and reimbursement of expenses related to their duties as a director of Artisan Funds.

(4)  ORGANIZATIONAL COSTS:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Funds over the same time period.

                                       46
                                   ----------
                                   FORTY-SIX

-----------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)--------

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the six months ended December 31, 2000.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 2000 were as follows:

Fund                       Security Purchases           Security Sales
-----                      ------------------           --------------
International Fund             $2,398,694,904           $1,522,926,527
Mid Cap Fund                    1,026,808,943              486,336,974
Small Cap Fund                    120,253,224              147,162,818
Small Cap Value Fund               81,082,515               64,402,216

                                       47
                                  ------------
                                  FORTY-SEVEN

--------NOTES TO FINANCIAL STATEMENTS (CONT.)-----------------------------------

(7)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:


                                                              INTERNATIONAL FUND                         MID CAP FUND
                                                  ======================================== =======================================
                                                      INVESTOR             INSTITUTIONAL        INVESTOR            INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 2000                     SHARES                 SHARES             SHARES                SHARES
============================================      ================       ================   ================      ================
Net asset value of shares transferred                                                         $(61,550,008)          $  61,550,008
Proceeds from shares issued                        $2,257,101,606            $397,786,452       707,686,322             53,173,186
Net asset value of shares issued in
  reinvestment of distributions                       454,155,692             156,791,262        18,694,317              3,697,765
Cost of shares redeemed                           (1,711,630,111)            (66,418,208)     (166,013,584)            (5,558,971)
                                                 ----------------        ----------------  ----------------       ----------------
Net increase (decrease) from fund share activities   $999,627,187            $488,159,506      $498,817,047           $112,861,988
                                                 ================        ================  ================       ================


                                                                                               SMALL CAP              SMALL CAP
SIX MONTHS ENDED DECEMBER 31, 2000                                                                FUND               VALUE FUND
============================================                                                ================      ================
Proceeds from shares issued                                                                   $  20,632,468          $  63,192,299
Net asset value of shares issued in
  reinvestment of distributions                                                                   7,968,832             14,078,411
Cost of shares redeemed                                                                        (46,247,213)           (32,446,242)
                                                                                           ----------------       ----------------
Net increase (decrease) from fund share activities                                          $  (17,645,913)          $  44,824,468
                                                                                           ================       ================

                                                              INTERNATIONAL FUND                         MID CAP FUND
                                                  ======================================== =======================================
                                                      INVESTOR             INSTITUTIONAL        INVESTOR            INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 2000                     SHARES                 SHARES             SHARES                SHARES
============================================      ================       ================   ================      ================
Shares transferred                                                                              (2,232,499)              2,232,499
Shares sold                                            89,080,392              15,382,149        24,787,669              1,853,554
Shares issued from reinvestment of distributions       20,928,834               7,202,171           669,088                132,252
Shares redeemed                                      (67,497,558)             (2,499,382)       (5,990,563)              (210,705)
                                                 ----------------        ----------------  ----------------       ----------------
Net increase (decrease) in capital shares              42,511,668              20,084,938        17,233,695              4,007,600
                                                 ================        ================  ================       ================



                                                                                               SMALL CAP              SMALL CAP
SIX MONTHS ENDED DECEMBER 31, 2000                                                                FUND               VALUE FUND
============================================                                                ================      ================
Shares sold                                                                                       1,496,254              5,702,071
Shares issued from reinvestment of distributions                                                    610,638              1,286,875
Shares redeemed                                                                                 (3,640,267)            (2,937,306)
                                                                                           ----------------       ----------------
Net increase (decrease) in capital shares                                                       (1,533,375)              4,051,640
                                                                                           ================       ================


                                       48
                                  ------------
                                  FORTY-EIGHT

-----------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)--------


                                                                                 INTERNATIONAL FUND
                                                                         ==================================
                                                                             INVESTOR        INSTITUTIONAL             MID CAP
FISCAL YEAR ENDED JUNE 30, 2000                                               SHARES             SHARES                 FUND
================================                                         ================  ================       ================
Proceeds from shares issued                                                $3,361,034,086     $ 732,197,055           $156,775,953
Net asset value of shares issued in
  reinvestment of distributions                                                35,772,431        11,657,657              2,587,556
Cost of shares redeemed                                                   (1,386,071,200)      (42,613,017)           (28,334,235)
                                                                         ----------------  ----------------       ----------------
Net increase (decrease) from fund share activities                         $2,010,735,317     $ 701,241,695           $131,029,274
                                                                         ================  ================       ================


                                                                                               SMALL CAP              SMALL CAP
FISCAL YEAR ENDED JUNE 30, 2000                                                                   FUND               VALUE FUND
                                                                                            ================      ================
Proceeds from shares issued                                                                 $    40,911,154          $ 224,777,188
Net asset value of shares issued in
  reinvestment of distributions                                                                           -              3,681,445
Cost of shares redeemed                                                                        (78,238,154)           (53,968,726)
                                                                                           ----------------       ----------------
Net increase (decrease) from fund share activities                                          $  (37,327,000)          $ 174,489,907
                                                                                           ================       ================


                                                                                 INTERNATIONAL FUND
                                                                         ==================================
                                                                             INVESTOR        INSTITUTIONAL             MID CAP
FISCAL YEAR ENDED JUNE 30, 2000                                               SHARES             SHARES                 FUND
================================                                         ================  ================       ================
Shares sold                                                                   121,721,356        28,963,140              6,614,713
Shares issued from reinvestment of distributions                                1,613,817           525,593                142,017
Shares redeemed                                                              (50,050,726)       (1,500,866)            (1,195,955)
                                                                         ----------------  ----------------       ----------------
Net increase (decrease) in capital shares                                      73,284,447        27,987,867              5,560,775
                                                                         ================  ================       ================


                                                                                               SMALL CAP              SMALL CAP
FISCAL YEAR ENDED JUNE 30, 2000                                                                   FUND               VALUE FUND
                                                                                            ================      ================
Shares sold                                                                                       3,079,071             22,250,750
Shares issued from reinvestment of distributions                                                          -                375,264
Shares redeemed                                                                                 (6,201,323)            (5,359,491)
                                                                                           ----------------       ----------------
Net increase (decrease) in capital shares                                                       (3,122,252)             17,266,523
                                                                                           ================       ================


                                       49
                                  -----------
                                   FORTY-NINE

--------NOTES TO FINANCIAL STATEMENTS (CONT.)-----------------------------------

(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                    Aggregate      Aggregate           Net
                                      Gross          Gross         Unrealized
                                   Unrealized     Unrealized      Appreciation/
                      Cost of     Appreciation   Depreciation    (Depreciation)
Fund                 Securities  on Investments on Investments   on Investments
---------------   --------------- ------------  --------------   --------------
International     $5,172,851,239   $477,712,858 $(568,219,789)  $(90,506,931)
Mid Cap              750,055,947     91,657,680   (57,886,279)     33,771,401
Small Cap            132,844,604     24,583,056   (19,365,754)      5,217,302
Small Cap Value      303,718,374     53,724,700   (22,486,228)     31,238,472

The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. Certain Funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from foreign currency related transactions for the International Fund of $4,230,832 from November 1, 1999 to June 30, 2000 are recognized for federal income tax purposes in fiscal 2001.


                                       50
                                     -----
                                     FIFTY

-------------------------------------------NOTES ON PORTFOLIO STATISTICS--------

The letters to shareholders included in this annual report include statistical information about the portfolios of each of the Artisan Funds. That information is as of December 31, 2000; it varies with changes in a Fund's portfolio investments.

DEFINITIONS

MARKET CAPITALIZATION is a company's total stock market value, calculated by multiplying the price of a single share by the total number of shares outstanding. You can find information about shares outstanding from the company's last quarterly report or any online quote service.

MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. An equal number of companies in the portfolio have a market capitalization higher than the median and an equal number have a market capitalization lower than the median.

WEIGHTED AVERAGE GROWTH RATE measures the estimated growth of earnings per share for each stock in a portfolio over the next 12 months divided by the reported earnings per share over the last 12 months, weighted by the security's market value within the portfolio.

WEIGHTED AVERAGE P/E RATIO measures the average of the ratios of portfolio stock prices divided by each stock's earnings per share, weighted by the security's market value within the portfolio.

MEDIAN P/B RATIO measures the median ratio of portfolio stock prices to each stock's book value of equity per share.

MEDIAN P/E RATIO measures the median ratio of portfolio stock prices to each stock's earnings per share.

INTRINSIC VALUE is our estimation of the price a strategic buyer would pay to own the entire company.

                                       51
                                   ----------
                                   FIFTY-ONE

(LOGO)   ARTISAN FUNDS
         P.O. BOX 8412
         BOSTON, MA 02266-8412
         800.344.1770
         WWW.ARTISANFUNDS.COM


2/22/01 - A1017


xxxxxx

                            ------------------------
                                     (LOGO)
                                    ARTISAN
                            ------------------------
                                  SEMI-ANNUAL
                                     REPORT
                               DECEMBER 31, 2000
                            ------------------------
                                    ARTISAN
                                 INTERNATIONAL
                                      FUND
                              Institutional Shares
                            ------------------------

-----------------------------------------------------------TABLE OF CONTENTS----

                                                               TABLE OF CONTENTS

-------------------------------------
  3   LETTER TO SHAREHOLDERS
-------------------------------------
  7   SCHEDULE OF INVESTMENTS
-------------------------------------
 12   STATEMENT OF ASSETS &
      LIABILITIES
-------------------------------------
 13   STATEMENT OF OPERATIONS
-------------------------------------
 14   STATEMENTS OF CHANGESIN
      NET ASSETS
-------------------------------------
 15   FINANCIAL HIGHLIGHTS
-------------------------------------
 16   NOTES TO
      FINANCIAL STATEMENTS
-------------------------------------
 20   NOTES ON PORTFOLIO STATISTICS
-------------------------------------

--------------------------------------------------------------------------------
ARTISANFUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan International Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager, as of December 31, 2000. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD. Date of first use: 2/28/01.

                                  800.399.1770

ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES

----INVESTMENT APPROACH---------------------------------------------------------

The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we try to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well positioned to capitalize on these themes. Important company criteria include sustainable growth, reasonable valuation, strong industry presence and effective management with a focus on shareholder value. We pick our stocks one at a time. As a result, we make no effort to mimic the composition of any index.

----PERFORMANCE-----------------------------------------------------------------

The second half of 2000 was a volatile period for international equities. Despite a December rally, Artisan International Fund declined 15.40% for the six-month period. For the same period, the Fund's performance benchmark, the Morgan Stanley EAFE Index (EAFE), fell 10.53%, while its peer group, the Lipper International Fund Index, lost 11.06%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 12/31/00)

                                                      Lipper
                       Artisan                     International
                    International   EAFE Index      Fund Index
                        Fund
     12/95              10,000         10,000         10,000
                        10,000         10,000         10,025
                        10,910         10,289         10,467
                        12,080         10,451         10,894
                        12,220         10,438         10,902
     12/96              13,437         10,604         11,471
                        14,153         10,438         11,756
                        14,607         11,793         13,071
                        14,839         11,710         13,322
     12/97              13,902         10,793         12,303
                        16,714         12,380         14,128
                        18,131         12,512         14,248
                        14,716         10,733         12,000
     12/98              18,376         12,951         13,861
                        20,439         13,131         14,038
                        21,282         13,465         14,817
                        22,343         14,056         15,317
     12/99              33,313         16,443         19,105
                        39,181         16,426         19,223
                        35,254         15,775         18,319
                        31,338         14,503         16,975
     12/00              29,787         14,114         16,293


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/00)
--------------------------------------------------------------------------------
                                                                    SINCE
FUND / INDEX                          1-YEAR         5-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund -
  Institutional Shares                -10.39%         24.58%         24.49%
--------------------------------------------------------------------------------
EAFE Index                            -14.17%          7.13%          7.13%
--------------------------------------------------------------------------------
Lipper International Fund Index       -14.72%         10.20%         10.22%
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in the Artisan International Fund on December 28, 1995 (the date the Fund began operations) to June 30, 1997, and in the Institutional Shares from July 1, 1997 to December 31, 2000 with the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index and the Lipper International Fund Index. EAFE performance, when used in comparison to the Fund's inception date, is calculated starting 12/31/95. The EAFE Index is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds including Artisan International Fund. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

--------------------------------------------------------------6 MONTH REVIEW----

Even though value investing was favored over the Fund's growth style in 2000, the Fund outperformed both its benchmark, the EAFE Index, and its peer group, the Lipper International Fund Index, despite meaningful value stock holdings found in both indices.

We believe the tone for the period was set after the first quarter as fundamentals began to deteriorate, pointing to a slowing of global economic growth and indicating that corporate earnings in many sectors might not meet expectations.

Profits generally came under increasing pressure as, in our opinion, the abundant supply of capital and robust demand for products was stifled by higher interest rates, higher raw material costs and adverse currency movements. Additionally, the market was forced to account for, among other things, high energy prices, currency volatility, a Middle East political crisis and prolonged uncertainty over the outcome of the U.S. presidential election. In many ways, the markets in 2000 paid for the perhaps unrealistic expectations of a "new economy" in the new millennium.

Throughout the period, we maintained an emphasis on financial firms (as we have since we started the Fund). In particular, we believe European financials are attractive because of the potential benefits offered from continued consolidation in the sector, especially across national borders. Also, throughout Europe we see a trend to establish personal savings for retirement. If these trends continue, the financial sector may experience very attractive growth. In particular, some of our best performers during the period capitalized on those trends, including Abbey National and Lloyds in the United Kingdom, which are engaged in merger negotiations; and the Bank of Ireland and Julius Baer, which we consider among the premier "asset gatherers" in Europe.

Canada's Clearnet Communications was bought out by Telus Corporation.

                                    (PHOTO)
                                 MARK L. YOCKEY
                               Portfolio Manager

"We believe European financials are attractive because of the potential benefits offered from continued consolidation in the sector, especially across national borders."

Canada's Clearnet Communications was bought out by Telus Corporation.

GOOD IDEAS THAT WORKED     %    GOOD IDEAS AT THE TIME                     %
                         -----                                           -----
Bank of Ireland          61.5%  Global Telesystems Group .............. -86.2%
Clearnet Communications   58.4  UnitedGlobalCom, Inc. .................. -66.3
Abbey National PLC        44.3  Samsung Electronics .................... -60.9
Julius Baer Holding AG    37.3  NTL Delaware, Inc. ..................... -55.2
Lloyds TSB Group PLC      13.9  Nippon Telegraph & Telephone Corp.(NTT)  -41.8

For the six months ended December 31, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Our telecommunications holdings were under pressure throughout the period, and we continued to reduce the Fund's exposure to the sector - a strategy we began in the first quarter of 2000. We believe we now hold very well-positioned and integrated wireless companies, even though they were affected by worries about the growing competitive pressure in the industry. Global Telesystems and NTT suffered from the overall near-term malaise facing the telecom industry. Cable television holdings UnitedGlobalCom and NTL were pressured as investors expressed concerns about heavy capital spending needs and reduced earnings visibility. Samsung Electronics was stung by the uncertain near-term outlook for semiconductors.

                                  800.399.1770

----PORTFOLIO STRATEGIES--------------------------------------------------------

While the second half of 2000 was challenging, we believe that the positive long-term factors that could lead to sustainable growth in selected industries remain in place. As a result, the Fund continued to have a thematic focus on financials, telecommunications, media/advertising, outsourcing industries and restructuring situations. As a fully invested portfolio we will always be exposed to the short-term gyrations of the markets, but we remain committed to these longer-term issues. Most of our shifts in sector weights during the period were the result of stock-specific situations. Based on this focus, our regional allocation shifted somewhat, as our exposure to Europe increased to 72.9% of the Fund at year-end, compared to a 55.3% mid-year weighting. Also of note, our 14.9% Asia/Pacific weighting was nearly cut in half from 28.6% at June 30, 2000.

REGION ALLOCATION

As of 12/31/00                          As of 6/30/00
---------------------------             ---------------------------
North America         5.8%              North America         7.9%
Europe               72.9%              Europe               55.3%
Asia/Pacific         14.9%              Asia/Pacific         28.6%
Latin America         2.6%              Latin America         3.6%

Portfolio equities as a percentage of Fund total net assets.

"While the second half of 2000 was challenging, we believe that the positive long-term factors that could lead to sustainable growth in selected industries remain in place."

Top 5 Country Allocations

United Kingdom......20.8%

Italy...............10.3%

Japan............... 9.8%

Germany..............9.2%

France.............. 7.3%

As of 12/31/00.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments," starting on page 7.

As mentioned previously, financials and media are two areas on which we focused throughout the period. We highlighted some of our thoughts about the attractiveness of European financials earlier in this letter. Although our focus on the media sector was unable to provide immediate benefits, we believe we were early in the cycle with these positions as European companies will be forced to develop pan-European brands as cross-country barriers continue to fall. In our opinion, concerns over slowdowns in near-term advertising spending may have kept many investors on the sidelines. In December, at least one announcement reminded investors of the sector's potential. U.K.' s Granada Compass, our largest holding, announced that it would "demerge" in February, separating off its catering and hotel businesses (Compass) to focus on its media assets (Granada). It happened as announced and it's a move we welcomed.

Key additions to the Fund included pharmaceutical/life science firm Novartis AG of Switzerland, consumer products giant Unilever NV of the Netherlands, and Spanish retailer Carrefour. We view each company as a leading worldwide player in its respective industry. Each exhibits what we consider to be attractive defensive growth characteristics that could be rewarded in a slower growth economy. Of note, Novartis indicated just before year-end that its earnings growth would be at the top end of expectations, and Carrefour continued its successful global expansion by opening its first superstore in Japan.

Also, in 2000, the U.S. dollar strengthened against virtually all major currencies. In our view, the momentum has turned and we may experience a recovery of the euro. At its October low, the euro was down almost 30% since its launch, but had regained nearly a third of that loss by year-end. If this gain continues, it could be a positive for Fund performance.

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On December 31, 2000, total net assets in the Fund were $4.9 billion, of which $1.3 billion was in the Institutional share class. For comparison, at December 31, 1999, Fund total net assets stood at $3.1 billion. At year-end, the Fund held 89 stocks located in 21 countries. The median market cap of our holdings was $8.7 billion, and our weighted average market cap was $29.7 billion. Based on 2001 estimates, our weighted average growth rate of 18.7% fell below our weighted average P/E ratio of 20.8X, as valuations, though down from mid-year, remained at slightly elevated levels. Our Top Ten Holdings comprised a bit more than a quarter of our portfolio, and only two names represented over 3% of assets. For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 20.

Top 5 Sectors

Financials.............. 33.2%

Consumer Discretionary.. 28.3%

Telecommunications....... 9.3%

Information Technology... 7.1%

Healthcare............... 5.7%

As of 12/31/00.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 11.

TOP 10 HOLDINGS

COMPANY NAME                       COUNTRY                       %
----------------------------------------------------------------------
Granada Compass PLC                United Kingdom               4.1%
----------------------------------------------------------------------
Lloyds TSB Group PLC               United Kingdom               3.1
----------------------------------------------------------------------
Suez-Lyonnaise des Eaux S.A.       France                       2.9
----------------------------------------------------------------------
UBS AG                             Switzerland                  2.6
----------------------------------------------------------------------
Wolters Kluwer NV                  Netherlands                  2.5
----------------------------------------------------------------------
Carlton Communications PLC         United Kingdom               2.5
----------------------------------------------------------------------
Pharmacia Corporation              Sweden                       2.4
----------------------------------------------------------------------
AT&T Canada, Inc.                  Canada                       2.4
----------------------------------------------------------------------
Promise Co., Ltd.                  Japan                        2.1
----------------------------------------------------------------------
Novartis AG                        Switzerland                  2.1
----------------------------------------------------------------------
TOTAL                                                          26.7%

As a percentage of total net assets as of December 31, 2000. Portfolio holdings are subject to change.

With the last six months typified by increased volatility, and not necessarily a satisfying time to be a growth investor overseas, we feel the markets are over-reacting to near-term uncertainties. Frankly, while opportunities were not limitless a year ago, and growth may slow, we believe Europe continues to provide an attractive investing environment. In fact, Europe's Gross Domestic Product (GDP) growth exceeded that of the United States in the third quarter. On the flipside, Japan and most of Asia do not really appeal to us from a top-down investment perspective, although we do see selective opportunities on a stock-by-stock basis. And emerging markets, like those of Latin America, while not a focus of ours, may continue to provide improving relative performance in the absence of any major negative developments.

More importantly, positive changes around the world in terms of corporate governance where transparency becomes standard, the development of an equity culture where stocks become an asset class of choice for many, the development of common currencies to facilitate trade, and tax and pension reforms are continuing. Although we recognize that progress in these areas is sometimes slow to materialize, we believe that if they continue to emerge, they have the potential to provide attractive benefits to long-term investors.

/s/ Mark L. Yockey

The Fund's Institutional Shares were first offered July 1, 1997 to institutional investors meeting certain minimum investment requirements. A report on the investor class is available under separate cover. Performance data herein relates to the Investor Shares prior to July 1, 1997 and to the Institutional Shares beginning July 1, 1997.

                                  800.399.1770

ARTISAN
INTERNATIONAL FUND
Schedule of Investments - December 31, 2000 (Unaudited)

                                                      SHARES          MARKET
                                                       HELD           VALUE
                                                    ==========      ==========
COMMON AND PREFERRED STOCKS - 96.1%

AUSTRALIA - 1.1%
  Commonwealth Bank of Australia -
    diversified financial services                   2,205,900    $37,927,003
  National Australia Bank Ltd. -
    diversified financial services                     921,963     14,777,629
                                                                  -----------
                                                                   52,704,632

BELGIUM - 0.1%
  Dexia - municipal lending services                    26,112      4,722,391

BRAZIL - 0.7%
  <F1>Celular CRT Participacoes S.A. -
    telecommunication services                      11,490,432      3,712,293
  <F1>Petroleo Brasileiro S.A. (ADR) - oil, gas
    and petrochemical producer                       1,168,000     29,492,000
                                                                  -----------
                                                                   33,204,293

CANADA - 5.8%
  <F1>AT&T Canada, Inc.<F2> -
    telecommunication services                       4,092,600    119,452,763
  CanWest Global Communications Corporation -
    television and cable broadcasting                1,539,798     12,213,288
  <F1>Cognos, Inc.<F2> - computer software           1,791,400     33,700,712
  <F1>Corus Entertainment, Inc. - Class B -
    multimedia                                       2,099,850     54,585,183
  Nortel Networks Corporation (ADR) -
    telecommunication equipment                      1,475,200     47,298,600
  Rogers Communications, Inc. - Class B -
    cable television                                 1,165,600     19,655,856
                                                                  -----------
                                                                  286,906,402

FINLAND - 0.8%
  Elisa Communications OYJ -
    telecommunication services                         590,669     12,717,850
  Nokia Corporation (ADR) -
    telecommunication equipment                        591,200     25,717,200
                                                                  -----------
                                                                   38,435,050

FRANCE - 7.2%
  Club Mediterranee S.A. - recreational centers        327,308     27,937,400
  Lagardere S.C.A. - diversified operations            746,701     43,331,197
  Publicis S.A. - advertising services               1,979,827     66,907,464
  Schneider Electric S.A. - electrical machinery       934,289     68,165,988
  SPIR Communication (ADR) - publishing                 17,082      1,154,078
  Suez-Lyonnaise des Eaux S.A. -
    building and construction                          778,273    142,140,242
  Unilog S.A. - information technology services         53,984      4,308,732
                                                                  -----------
                                                                  353,945,101

GERMANY - 9.2%
  <F1>Deutsche Post AG - transportation services       816,879     17,573,097
  Dresdner Bank AG - money center banks              2,180,150     95,090,597
  Ergo Versicherungsgruppe AG - multi-line insurance   349,950     59,148,534
  <F1>KDG Investors, L.P.<F3> - cable television     7,200,000      7,200,000
  Muenchener Rueckver AG - reinsurance                 264,400     94,606,352
  ProSieben Sat.1 Media AG - Preferred -
    television broadcaster                           3,262,086     97,100,206
  <F1>Software AG - computer software and services   1,063,012     82,508,568
                                                                  -----------
                                                                  453,227,354
                                       7

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                      SHARES          MARKET
                                                       HELD           VALUE
                                                    ==========      ==========
HONG KONG - 1.3%
  <F1>China Mobile (Hong Kong) Limited -
    cellular telecommunications                     11,348,600    $61,983,199

IRELAND - 1.8%
  Bank of Ireland - commercial bank                  8,131,900     81,550,901
  <F1>Parthus Technologies PLC - semiconductors      3,020,100      7,586,807
                                                                  -----------
                                                                   89,137,708

ITALY - 10.3%
  Assicurazioni Generali SPA - multi-line insurance  2,539,300    100,860,208
  Autogrill SPA - restaurants                        4,567,450     56,183,731
  Autostrade Concessioni e Construzioni
    Autostrade SPA - transportation services         4,401,100     29,135,054
  Banca Commerciale Italiana SPA -
    money center bank                               10,982,900     75,284,465
  Gucci Group NV<F2> -  apparel manufacturer           588,200     52,055,700
  Ifil (Finanziaria di Partecipazioni) SPA -
    diversified operations                           5,111,450     42,236,923
  Rolo Banca 1473 SPA - commercial bank              4,034,900     78,427,542
  Unicredito Italiano SPA - commercial bank         14,098,300     73,737,333
                                                                  -----------
                                                                  507,920,956

JAPAN - 9.8%
  Asatsu-DK, Inc. - advertising agencies               885,800     21,308,170
  Banyu Pharmaceutical Co., Ltd. - pharmaceuticals   2,640,700     59,711,420
  Focus Systems Corporation - network software         327,300      3,063,427
  Honda Motor Co., Ltd. - automobile manufacturer 188,000 7,005,598 NEC Corporation - electronic manufacturer/information technology services 2,336,000 42,706,788 Nippon Telegraph & Telephone Corporation -
    integrated telephone services                       12,151     87,476,146
  Nippon Television Network Corporation -
    television broadcasting                             41,820     14,157,050
  Promise Co., Ltd. - consumer finance               1,469,200    104,098,321
  Takefuji Corporation - consumer finance              574,600     36,188,943
  Toho Co., Ltd. - motion pictures and services        180,500     24,883,485
  Tokyo Broadcasting System, Inc. -
    television broadcasting                          2,699,000     79,798,985
                                                                  -----------
                                                                  480,398,333

KOREA - 1.0%
  Cheil Communications, Inc. - advertising agencies    293,600     14,389,881
  <F1>Korea Telecom Freetel - cellular
    telecommunication services                         178,582      4,637,485
  SK Telecom Co., Ltd. (ADR) - cellular
    telecommunications services                      1,351,600     31,847,075
                                                                  -----------
                                                                   50,874,441
LUXEMBOURG - 0.8%
  RTL Group - television and radio broadcasting        464,320     38,149,682

MEXICO - 1.9%
  <F1>Seguros Comercial America - Class B -
    multi-line insurance                               927,500      2,295,840
  Telefonos De Mexico S.A. de C.V. (ADR) -
    telecommunication services                       1,111,400     50,106,800
  <F1>Wal-Mart De Mexico - department stores        19,525,300     38,786,607
                                                                  -----------
                                                                   91,189,247

NETHERLANDS - 7.2%
  Fortis (NL) NV - diversified financial services    2,906,200     94,420,670
  <F1>PinkRoccade NV - information
    technology services                                474,712     25,853,758
  Unilever NV - food and household
    products manufacturer                            1,031,700     65,294,832
  <F1>UnitedGlobalCom, Inc.<F2> - cable television   3,525,100     48,029,488
  Wolters Kluwer NV - publishing                     4,479,114    122,138,957
                                                                  -----------
                                                                  355,737,705

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                      SHARES          MARKET
                                                       HELD           VALUE
                                                    ==========      ==========
NORWAY - 0.1%
  Radio P4 Hele Norge ASA - radio broadcasting       1,139,600     $7,124,241


SINGAPORE - 1.7%
  DBS Group Holdings Ltd. - money center bank        4,980,807     56,364,791
  Oversea-Chinese Banking Corporation Ltd. -
    money center bank                                3,957,750     29,477,468
                                                                  -----------
                                                                   85,842,259
SPAIN - 3.3%
  Altadis, S.A. - tobacco                            4,459,288     69,089,961
  Banco Bilbao Vizcaya Argentaria, S.A. -
    money center bank                                2,680,083     39,888,067
  Centros Comerciales Carrefour, S.A. -
    retail hypermarkets                              2,595,573     28,515,736
  <F1>Promotora de Informaciones, S.A. (Prisa) -
    multimedia                                       1,402,202     23,173,345
                                                                  -----------
                                                                  160,667,109

SWEDEN - 4.8%
  Pharmacia Corporation<F2> - pharmaceuticals        1,966,870    119,979,070
  Skandinaviska Enskilda Banken - commercial bank 3,316,600 36,542,685 Telefonaktiebolaget LM Ericsson AB -
    telecommunication equipment                      4,061,600     46,257,231
  Telefonaktiebolaget LM Ericsson AB (ADR) -
    telecommunication equipment                      2,762,800     30,908,825
                                                                  -----------
                                                                  233,687,811

SWITZERLAND - 6.4%
  Julius Baer Holding AG - Class B - commercial bank    15,614     85,444,000
  Novartis AG - pharmaceuticals                         57,249    101,189,700
  UBS AG - money center banks                          782,570    127,700,515
                                                                  -----------
                                                                  314,334,215

UNITED KINGDOM - 20.8%
  Abbey National PLC - mortgage banks                3,868,300     70,510,252
  BP Amoco PLC (ADR) - oil and
    petrochemical producer                           1,650,100     78,998,537
  Carlton Communications PLC -
    television broadcaster                          13,349,043    121,960,657
  Diageo PLC - food and beverage producer            7,926,100     88,889,246
  Granada Compass PLC - hospitality and
    media services                                  18,704,547    203,753,540
  Granada Media PLC - television producer           11,616,795     73,825,036
  Kingfisher PLC - retail department store           7,482,348     55,690,047
  Lloyds TSB Group PLC - money center bank          14,158,223    149,889,226
  Northern Rock PLC - mortgage bank                  4,103,344     26,506,360
<F1>NTL, Inc.<F2> - communication services           2,147,000     51,393,813
  Reuters Group PLC - news and information services  3,219,430     54,542,785
  Schroders PLC - asset management                     692,673     13,682,312
  Vodafone Group PLC - telecommunication services    8,232,274     30,158,818
                                                                -------------
                                                                1,019,800,629

                                                                -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $4,812,873,321)         4,719,992,758

WARRANTS - 0.1%

FRANCE - 0.1%
  Publicis SA, expires 3/02/2002 (Cost $0)           1,841,827      3,787,550

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                        PAR           MARKET
                                                      AMOUNT          VALUE
                                                    ==========      ==========
SHORT TERM INVESTMENTS - 7.3%
  Repurchase agreement with State Street
   Bank and Trust Company, 5.25%, dated 12/29/2000,
   due 1/2/2001, maturity value $358,773,162,
   collateralized by $110,745,926 market value U.S.
   Treasury Note, 6.625%, due 5/15/2007, and
   $255,031,335 market value U.S. Treasury Bond,
   7.875%, due 2/15/2021. (Cost $358,564,000)     $358,564,000   $358,564,000
                                                                 ------------

TOTAL INVESTMENTS -  103.5% (Cost $5,171,437,321)               5,082,344,308

OTHER ASSETS LESS LIABILITIES - (3.5%)                          (171,518,106)
                                                                 ------------

TOTAL NET ASSETS - 100.0%<F4>                                  $4,910,826,202
                                                               ==============

<F1> Non-income producing security.
<F2> Principally traded in the United States.
<F3> Private investment partnership which is restricted as to resale. Valued at cost which approximates market. As of December 31, 2000 the Fund is obligated to make additional capital contributions in the aggregate amount of $2,800,000.
<F4> Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Portfolio Diversification - December 31, 2000 (Unaudited)

                                                      MARKET
                                                       VALUE       PERCENTAGES
                                                    ==========     ===========
  Energy                                           $78,998,538           1.6%
  Industrials                                      114,874,139            2.4
  Consumer Discretionary                         1,390,829,174           28.3
  Consumer Staples                                 251,789,775            5.1
  Healthcare                                       280,880,190            5.7
  Financials                                     1,631,379,353           33.2
  Information Technology                           349,910,648            7.1
  Telecommunications (Equipment and Services)      453,486,249            9.3
  Utilities                                        171,632,242            3.5
                                                  ------------   ------------
  TOTAL COMMON STOCKS,
    PREFERRED STOCKS AND WARRANTS                4,723,780,308           96.2
  Total short-term investments                     358,564,000            7.3
                                                  ------------   ------------
  TOTAL INVESTMENTS                              5,082,344,308          103.5
  OTHER ASSETS LESS LIABILITIES                  (171,518,106)          (3.5)
                                                  ------------   ------------
  TOTAL NET ASSETS                              $4,910,826,202         100.0%
                                                ==============  =============

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Statement of Assets & Liabilities - December 31, 2000 (Unaudited)

ASSETS:
Investments in securities, at value (cost $5,171,437,321)    $5,082,344,308
Cash                                                                    589
Receivable from investments sold                                  9,082,111
Receivable from forward currency contracts                      117,817,845
Receivable from fund shares sold                                 52,231,339
Interest receivable                                                 156,872
Dividends receivable                                              4,098,219
                                                             --------------
TOTAL ASSETS                                                  5,265,731,283

LIABILITIES:
Payable for investments purchased                               180,631,579
Payable for forward currency contracts                          117,612,569
Payable for fund shares redeemed                                 54,049,079
Payable for operating expenses                                    2,383,295
Other liabilities                                                   228,559
                                                             --------------
TOTAL LIABILITIES                                               354,905,081
                                                             --------------
TOTAL NET ASSETS                                             $4,910,826,202
                                                             ==============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding                           $5,232,115,058

Net unrealized appreciation (depreciation)
  on investments and foreign currency related transactions     (89,191,297)

Accumulated undistributed net investment income (loss)          (9,408,282)

Accumulated undistributed net realized gains (losses)
  on investments and foreign currency related transactions    (222,689,277)
                                                             --------------
                                                             $4,910,826,202
                                                             ==============

INVESTOR SHARES:

  Net assets                                                 $3,643,092,422
  Shares issued and outstanding                                 166,357,990
  Net asset value, offering and redemption price per share           $21.90
                                                             ==============

INSTITUTIONAL SHARES:
  Net assets                                                 $1,267,733,780
  Shares issued and outstanding                                  57,675,579
  Net asset value, offering and redemption price per share           $21.98
                                                             ==============

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Statement of Operations - For the Six Months Ended December 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest                                                         $6,575,494
Dividends (net of foreign taxes withheld of $2,241,999)          15,575,187
                                                             --------------
TOTAL INVESTMENT INCOME                                          22,150,681

EXPENSES:
Advisory fees                                                    22,525,011
Transfer agent fees
  Investor Shares                                                 3,883,197
  Institutional Shares                                               19,617
Shareholder communications
  Investor Shares                                                   380,498
  Institutional Shares                                                3,767
Custodian fees                                                    1,681,542
Accounting fees                                                      46,179
Professional fees                                                    77,697
Registration fees
  Investor Shares                                                   151,958
  Institutional Shares                                               79,708
Directors' fees                                                      15,504
Organizational costs                                                  3,660
Other operating expenses                                             91,314
                                                             --------------
TOTAL OPERATING EXPENSES                                         28,959,652
                                                             --------------
NET INVESTMENT INCOME (LOSS)                                    (6,808,971)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments                                                 (221,334,154)
  Foreign currency related transactions                           (746,101)
                                                             --------------
                                                              (222,080,255)
Net increase (decrease) in unrealized appreciation on:
  Investments                                                 (577,741,619)
  Foreign currency related transactions                            (83,447)
                                                             --------------
                                                              (577,825,066)
                                                             --------------
NET GAIN (LOSS) ON INVESTMENTS                                (799,905,321)
                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                    $(806,714,292)
                                                             ==============

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Statements of Changes in Net Assets

                                            SIX MONTHS                 YEAR
                                              ENDED                   ENDED
                                           12/31/00<F1>              6/30/00
                                           ------------              -------
OPERATIONS:
Net investment income (loss)           $    (6,808,971)       $   (1,607,467)
Net realized gain (loss) on:
     Investments                          (221,334,154)           762,210,703
     Foreign currency
       related transactions                   (746,101)           (3,264,458)
Net increase (decrease) in unrealized
  appreciation on:
     Investments                          (577,741,619)           327,576,193
     Foreign currency
       related transactions                    (83,447)                29,364
                                         --------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               (806,714,292)         1,084,944,335

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares                                  -           (1,579,375)
     Institutional Shares                             -           (1,166,198)
Net realized gains on
  investment transactions:
     Investor Shares                      (479,303,684)          (36,202,670)
     Institutional Shares                 (161,918,593)          (10,501,625)
                                         --------------        --------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS  (641,222,277)          (49,449,868)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES    1,487,786,693         2,711,977,012
                                         --------------        --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS      39,850,124         3,747,471,479
Net assets, beginning of period           4,870,976,078         1,123,504,599
                                         --------------        --------------
NET ASSETS, END OF PERIOD                $4,910,826,202        $4,870,976,078
                                         ==============        ==============

<F1> Unaudited

    The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL FUND
Financial Highlights


                                               Period Ended   Year Ended    Year Ended    Year Ended   Year Ended   Period Ended
                                                 12/31/00      06/30/00      06/30/99      06/30/98     06/30/97      06/30/96
                                               Institutional Institutional Institutional International   Investor      Investor
For a share outstanding throughout each period  Shares<F1>      Shares        Shares        Shares       Shares      Shares<F5>
------------------------------------------------------------ -------------------------- ------------- ------------- -------------
Net asset value, beginning of period              $30.22        $18.70       $16.26       $14.48         $12.08        $10.00

Income from investment operations:
  Net investment income (loss)                (0.02)<F2>      0.03<F2>     0.11<F2>     0.09<F2>           0.07          0.04
  Net realized and unrealized
     gains on securities and foreign
     currency transactions                        (4.67)         12.09         2.62         3.04           2.44          2.04
                                             -----------   -----------  -----------  -----------    -----------   -----------
  Total from investment operations                (4.69)         12.12         2.73         3.13           2.51          2.08
                                             -----------   -----------  -----------  -----------    -----------   -----------
Distributions paid to shareholders:
  Net investment income                                -        (0.06)       (0.05)       (0.22)         (0.02)             -
  Net realized gains on investment
     transactions                                 (3.55)        (0.54)       (0.24)       (1.13)         (0.09)             -
                                             -----------   -----------  -----------  -----------    -----------   -----------
  Total distributions paid
     to shareholders                              (3.55)        (0.60)       (0.29)       (1.35)         (0.11)             -
                                             -----------   -----------  -----------  -----------    -----------   -----------
Net asset value, end of period                    $21.98        $30.22       $18.70       $16.26         $14.48        $12.08
                                             ===========   ===========  ===========  ===========    ===========   ===========
Total return                                 (15.4%)<F3>         66.0%        17.6%        24.4%          20.9%    20.80%<F3>
Ratios/supplemental data:
  Net assets, end of period (millions)          $1,267.7      $1,136.2       $179.6        $82.6         $449.2         $71.5
  Ratio of expenses to average net assets      1.05%<F4>         1.08%        1.17%        1.25%          1.61%     2.50%<F4>
  Ratio of net investment income (loss) to
     average net assets                      (0.13%)<F4>         0.09%        0.68%        0.68%          1.07%     1.60%<F4>
  Portfolio turnover rate                     33.14%<F3>        99.02%       79.41%      109.42%        103.66%    57.00%<F3>



     <F1> Unaudited.
     <F2> Computed based on average shares outstanding.
     <F3> Not annualized.
     <F4> Annualized.
     <F5> For the period from commencement of operations (December 28, 1995)
          through June 30, 1996.

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Notes to Financial Statements - December 31, 2000 (Unaudited)

(1)  ORGANIZATION:

     Artisan Funds, Inc. ("Artisan Funds" ) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series company comprised of five open-end, diversified mutual funds. Artisan International Fund ("the Fund"), a series of Artisan Funds, commenced operations on December 28, 1995.

     The Fund offers two classes of capital stock, Investor Shares and Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses, and registration fees are allocated directly to that class.

     The International Fund Investor Shares and International Fund Institutional Shares each have an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

---------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)----

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

     Average Daily Net Assets                     Annual Rate
     ----------------------------                 -----------
     Less than $500 million                          1.000%
     $500 million to $750 million                    0.975%
     $750 million to $1 billion                      0.950%
     Greater than $1 billion                         0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer fee of $27,000, plus a fee of $1,000 for each in-person board meeting attended and $500 for each board meeting held by conference telephone and reimbursement of expenses related to their duties as a director of Artisan Funds. A portion of those fees, aggregating $15,504 in the six months ended December 31, 2000, is allocated to the Fund.

----NOTES TO FINANCIAL STATEMENTS (CONT.)---------------------------------------

(4)  ORGANIZATIONAL COSTS:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and were reimbursed by the Fund over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which the Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated among the Fund and the other series of Artisan Funds based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the six months ended December 31, 2000.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 2000 were $2,398,694,904 and $1,522,926,527, respectively.

(7)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Fund were as follows:


                                                INVESTOR        INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 2000               SHARES             SHARES
=======================================      ===============   ===============
Proceeds from shares issued                   $2,257,101,606    $ 397,786,452
Net asset value of shares issued in
  reinvestment of distributions                  454,155,692      156,791,262
Cost of shares redeemed                      (1,711,630,111)     (66,418,208)
                                             ---------------  ---------------
Net increase (decrease) from fund
  share activities                            $  999,627,187    $ 488,159,506
                                             ===============  ===============


                                                INVESTOR        INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 2000               SHARES             SHARES
=======================================      ===============   ===============
Shares sold                                       89,080,392       15,382,149
Shares issued from reinvestment
  of distributions                                20,928,834        7,202,171
Shares redeemed                                 (67,497,558)      (2,499,382)
                                             ---------------  ---------------
Net increase (decrease) in capital shares         42,511,668       20,084,938
                                             ===============  ===============

---------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)----

                                                INVESTOR        INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 2000                  SHARES             SHARES
=======================================      ===============   ===============
Proceeds from shares issued                   $3,361,034,086    $ 732,197,055
Net asset value of shares issued in
  reinvestment of distributions                   35,772,431       11,657,657
Cost of shares redeemed                      (1,386,071,200)     (42,613,017)
                                             ---------------   --------------
Net increase (decrease) from fund
  share activities                            $2,010,735,317    $ 701,241,695
                                             ===============  ===============


                                                INVESTOR        INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 2000                  SHARES             SHARES
=======================================      ===============   ===============
Shares sold                                      121,721,356       28,963,140
Shares issued from reinvestment of
  distributions                                    1,613,817          525,593
Shares redeemed                                 (50,050,726)      (1,500,866)
                                             ---------------   --------------
Net increase (decrease) in capital shares         73,284,447       27,987,867
                                             ===============  ===============

(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:
     Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 2000, based on investment cost of $5,172,851,239 for federal income tax purposes, is as follows:

       Aggregate gross unrealized appreciation on investments    $477,712,858
       Aggregate gross unrealized depreciation on investments   (568,219,789)
                                                               --------------
       Net unrealized depreciation                              $(90,506,931)
                                                               ==============

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from foreign currency related transactions for the Fund of $4,230,832 from November 1, 1999 to June 30, 2000 are recognized for federal income tax purposes in fiscal 2001.

----NOTES ON PORTFOLIO STATISTICS-----------------------------------------------

     The letter to shareholders included in this Semi-Annual Report includes statistical information about the portfolio of Artisan International Fund. That information is as of December 31, 2000, it varies with changes in the Fund's portfolio investments.

     DEFINITIONS
     MARKET CAPITALIZATION is a company's total stock market value, calculated by multiplying the price of a single share by the total number of shares outstanding. You can find information about shares outstanding from the company's last quarterly report or any online quote service.

     MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. An equal number of companies in the portfolio have a market capitalization higher than the median and an equal number have a market capitalization lower than the median.

     WEIGHTED AVERAGE GROWTH RATE measures the estimated growth of earnings per share for each stock in a portfolio over the next 12 months divided by the reported earnings per share over the last 12 months, weighted by the security's market value within the portfolio.

     WEIGHTED AVERAGE P/E RATIO measures the average of the ratios of portfolio stock prices divided by each stock's earnings per share, weighted by the security's market value within the portfolio.

xxxxxx

                            ------------------------
                                     (LOGO)
                                    ARTISAN
                            ------------------------
                                  SEMI-ANNUAL
                                     REPORT
                               DECEMBER 31, 2000
                            ------------------------
                                    ARTISAN
                                  MID CAP FUND
                              Institutional Shares
                            ------------------------

-----------------------------------------------------------TABLE OF CONTENTS----

TABLE OF CONTENTS

-------------------------------------------
    3     LETTER TO SHAREHOLDERS
-------------------------------------------
    7     SCHEDULE OF INVESTMENTS
-------------------------------------------
   11     STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------
   12     STATEMENT OF OPERATIONS
-------------------------------------------
   13     STATEMENTS OF CHANGES IN
          NET ASSETS
-------------------------------------------
   14     FINANCIAL HIGHLIGHTS
-------------------------------------------
   15     NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
   20     NOTES ON PORTFOLIO STATISTICS
-------------------------------------------

--------------------------------------------------------------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Mid Cap Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager, as of December 31, 2000. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD. Date of first use: 2/28/01.

                                  800.399.1770

ARTISAN
MID CAP FUND
INSTITUTIONAL SHARES

----INVESTMENT APPROACH---------------------------------------------------------

Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of mid-sized companies - which the Fund broadly defines as market capitalizations between $600 million and $6 billion - that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary technology, an established brand name or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics - including accelerating earnings, expanding profit margins and increasing market share - that are reasonably priced by the market.

----PERFORMANCE-----------------------------------------------------------------

Despite a volatile market, Artisan Mid Cap Fund posted a positive return for the six months ended December 31, 2000, yet trailed its benchmark index, the S&P MidCap 400 Index, while soundly outperforming its peer group, the Lipper Mid-Cap Core Index. For the period the Fund was up 0.11% with its benchmark Index gaining 7.83%. Its peer group declined 3.98%.

The Fund ended the year up 27.25%, solidly outperforming both the benchmark index and peer group which were up 17.51% and 6.26%, respectively.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 12/31/00)

                       Artisan       S&P MidCap   Lipper Mid-Cap
                    Mid Cap Fund      400 Index   Core Fund Index

     6/97               10,000         10,000         10,000
                        12,550         11,572         11,539
     12/97              12,814         11,669         11,192
                        14,713         12,954         12,514
                        14,606         12,676         12,144
                        13,067         10,842          9,913
     12/98              17,090         13,899         12,063
                        17,161         13,012         11,485
                        19,839         14,854         12,958
                        19,601         13,607         12,122
     12/99              26,983         15,945         15,464
                        34,037         17,968         17,706
                        34,298         17,376         17,113
                        38,105         19,487         17,759
     12/00              3,4311         18,737         16,432



                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/00)
  ----------------------------------------------------------------------------
                                                                    SINCE
 FUND / INDEX                         1-YEAR         3-YEAR       INCEPTION
 ----------------------------------------------------------------------------
 Artisan Mid Cap Fund -
   Institutional Shares                27.25%         38.89%         42.00%
 ----------------------------------------------------------------------------
 S&P MidCap 400 Index                  17.51%         17.10%         19.54%
 ----------------------------------------------------------------------------
 Lipper Mid-Cap Core Fund Index         6.26%         13.65%         15.16%
 ----------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The graph compares the results of $10,000 invested in Artisan Mid Cap Fund on June 27, 1997 (the date the Fund began operations) to June 30, 2000, and in the Institutional Shares from July 1, 2000 to December 31, 2000 with the S&P MidCap 400 Index and the Lipper Mid-Cap Core Fund Index. The S&P MidCap 400 Index is an unmanaged, market-weighted index of 400 mid-cap companies. The Lipper Mid-Cap Core Fund Index reflects the net asset weighted return of the 30 largest mid-cap core funds. All index returns include reinvested dividends but do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

--------------------------------------------------------------6 MONTH REVIEW----

The market volatility of the fourth quarter capped what we considered one of the more turbulent years on Wall Street. We would characterize each of the four quarters by its emotional state: euphoria, surprise, contentment, and panic. To us this analogy seems appropriate, as it appears the market was driven more by human emotion than logic throughout the year, and particularly in the second half. Directionally, the performance of the Fund followed a similar pattern with the fourth quarter taking a heavy toll on the progress we had made during the first three quarters.

We believe this emotional seesaw was sparked in part by the Federal Reserve's restrictive money supply posture that began in June 1999. Reacting to continuing strong economic growth and uncharacteristically low levels of unemployment, the Fed moved to tighten the money supply seeking to head off the possible development of inflation.

Throughout much of the year, we believe many investors adopted a posture of denial. They believed their holdings, particularly technology firms, were immune to the business cycle because they were convinced that strong demand for new digital technologies would allow the technology sector to withstand the headwind of higher interest rates.

However, during the final six months of 2000 as the economy slowed in response to the Fed's activity, earnings warnings, energy supply concerns, the extraordinary uncertainty following the U.S. presidential election and other factors appeared to erode their earlier unbounded confidence. Many investors bolted to the sidelines waiting for more information as a trying year for investing developed an even nastier edge. The result was a fairly broad and steep decline in share prices. In our opinion, the Fund held up well on a relative basis throughout this period.

Deregulation in energy markets aided Dynegy, Inc., Calpine Corporation and Kinder Morgan, Inc. The shift from analog to digital communications technology helped Veeco Instruments, Inc., and Sanmina Corporation, while Fiserv, Inc., and SunGard Data Systems, Inc., benefited from activity in the financial services market. Several of these holdings reached their target prices, as did WellPoint Health Networks, H&R Block, and Danaher Corp., and we sold or trimmed our positions.

                                    (PHOTO)
                               ANDREW C. STEPHENS
                               Portfolio Manager

"Throughout much of the year, we believe many investors adopted a posture of denial. They believed their holdings, particularly technology firms, were immune to the business cycle..."

GOOD IDEAS THAT WORKED          %     GOOD IDEAS AT THE TIME               %
                              -----                                      -----
SunGard Data Systems, Inc.    41.8%   Covad Communications Group, Inc.   -72.2%
Kinder Morgan, Inc.           41.7    FreeMarkets, Inc.                  -37.0
Lincare Holdings, Inc.        40.4    Viasystems Group, Inc.             -36.5
Mettler-Toledo                        National Semiconductor
  International, Inc.         22.7      Corporation                      -33.9
ACE Limited                   21.6    Exodus Communications, Inc.        -31.7

For the six months ended December 31, 2000, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings is historical and does not guarantee future results.

Covad Communications suffered from the delays and stumbles facing DSL (digital subscriber line) providers as they attempt to rollout their services nationwide. FreeMarkets and Exodus suffered from the ongoing fallout in the dot.com world, while Viasystems stumbled alongside the telecommunications and networking industries it supports. National Semiconductor fell due to the uncertain near-term outlook for semiconductors.

                                  800.399.1770

----PORTFOLIO STRATEGIES--------------------------------------------------------

Throughout the period, our fundamental research - identifying franchise companies with reasonable valuations and accelerating profit cycles - pointed us toward companies that perhaps offer the portfolio higher growth potential than many investments we've made in the past. Our purchases included several former Nasdaq darlings that the market had discounted deeply, as much as 60-75% from recent highs, including McLeod USA, Inc., Kana Communications and CNET Networks, Inc.

Additionally, we found what we view as compelling opportunities in what are generally considered traditionally cyclical areas of the economy. Global over-capacity in some sectors led the market to discount some of these firms, while investors, focusing on the new economy, ignored others even as they provided solid growth. Because we believe the Federal Reserve will retreat from its tight money stance, these companies have the potential to be recognized for what we consider their true value. This group includes some former Fund holdings such as Smurfit-Stone Container Corp., Lear Corp. and Minerals Technology, Inc., and new holdings such as Gentex Corp., Zale Corporation and Rohm and Haas Co.

As these companies' share prices fell, many of our other investments traded up to very lofty valuations. The fear of the unknown has driven investors to look for safe, non-cyclical earnings growth. As an example, companies involved in healthcare, electric power, data processing, and regional banking, to name a few, moved up to increased valuations. While we felt this could go on for some time until investors felt more secure as they attempted to get out of the slowing earnings storm, we were compelled to reduce our positions in these areas of the market.

On December 31, 2000, the Fund remained broadly diversified by economic sector because we believe that participating across many sectors may help to create opportunity. Compared to our sector weightings at June 30, Technology remained the Fund's largest sector at the end of the period, with Basic Materials, Financials and Healthcare taking more prominence. In addition, we made significant reductions in our Capital Goods and Consumer Non-Cyclicals holdings.

"Throughout the period, our fundamental research - identifying franchise companies with reasonable valuations and accelerating profit cycles - pointed us toward companies that perhaps offer the portfolio higher growth potential than many investments we've made in the past."

SECTOR DIVERSIFICATION

SECTOR           6/30/00  12/31/00 SECTOR                      6/30/00 12/31/00
--------------------------------------------------------------------------------
Basic Materials     3.7%     5.3%  Real Estate Investment Trusts 0.1%   0.0%<F1>
--------------------------------------------------------------------------------
                                   Services
Capital Goods       9.3      5.0      Business Services          1.8    1.4
-----------------------------------   Consumer Services          3.3    4.9
Conglomerates       0.0      0.0
--------------------------------------------------------------------------------
Consumer Cyclical   3.2      4.7   Technology                   30.8   28.1
--------------------------------------------------------------------------------
Consumer
  Non-Cyclical      2.4      0.0   Telecommunications           10.7   10.5
--------------------------------------------------------------------------------
Energy              7.2      5.6   Transportation                0.0    0.0
--------------------------------------------------------------------------------
Financial           8.3      9.6   Utilities                     7.5    8.0
--------------------------------------------------------------------------------
Healthcare          6.8      9.5   Other assets
                                     less liabilities            4.9    7.4
--------------------------------------------------------------------------------
                                   TOTAL                       100.0% 100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2000 and December 31, 2000, respectively.

<F1> Represents less than 0.1% of total net assets.

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On December 31, 2000, the portfolio held 65 stocks, and our Top Ten holdings represented 23.8% of assets. Our median market cap was $4.6 billion, up from $4.1 billion on June 30 and $2.7 billion on December 31, 1999. Based on our 2001 estimates, our stocks were selling at 14.9X weighted average earnings and their weighted average earnings growth rate was 12.3%. For definitions of portfolio statistics please reference Notes on Portfolio Statistics on page 20.

"Our research suggests that investors may have overreacted on the downside and are abandoning many interesting situations. However, in our view, these periods of uncertainty and sudden shifts can be rewarding for those willing to endure..."

TOP 10 HOLDINGS

COMPANY NAME                                 %
-------------------------------------------------
Citizens Communications Company             3.1%
-------------------------------------------------
Kinder Morgan, Inc.                         3.1
-------------------------------------------------
Western Wireless Corporation                2.8
-------------------------------------------------
ACE Limited                                 2.5
-------------------------------------------------
HEALTHSOUTH Corporation                     2.2
-------------------------------------------------
Cadence Design Systems, Inc.                2.1
-------------------------------------------------
Mettler-Toledo International, Inc.          2.0
-------------------------------------------------
Tektronix, Inc.                             2.0
-------------------------------------------------
UNUMProvident Corporation                   2.0
-------------------------------------------------
The St. Paul Companies, Inc.                2.0
-------------------------------------------------
TOTAL                                      23.8%
-------------------------------------------------

As a percentage of total net assets as of December 31, 2000. Portfolio holdings are subject to change.

Although quite uncomfortable for many investors, we believe the market's turmoil may provide a foundation for the development of what we view as a healthier investing environment. In our opinion, many investors may begin to reset their expectations if they accept the possibility of slower economic growth that could lead to what we would argue is a more realistic assessment of many equities. If this healing process moves forward smoothly, we may experience the development of realistic valuations that could provide attractive investing opportunities.

A risk that concerns us is that investors may overreact. As investors are forced to reexamine long-held beliefs regarding their favorite investments, emotion may lead them to replace their recently excessive optimism with an equally unproductive negative investment outlook.

We believe the economy may continue to slow and that the Federal Reserve may aggressively lower interest rates as a stimulus; that corporate earnings might continue to disappoint for two more quarters and that the market - uncomfortable with uncertainty - could continue its volatile ways. Our research suggests that investors may have overreacted on the downside and are abandoning many interesting situations. However, in our view, these periods of uncertainty and sudden shifts can be rewarding for those willing to endure the volatility.

For our part, we'll continue to pursue our fundamental strategy and seek to identify franchise companies at reasonable valuations with accelerating profit cycles. This strategy has served us very well, and we believe it can continue to yield attractive long-term returns.

/S/ Andrew C. Stephens

The Fund's Institutional Shares were first offered July 1, 2000, to institutional investors meeting certain minimum investment requirements. A report on the investor class is available under separate cover. Performance herein relates to the Investor Shares prior to July 1, 2000 and to the Institutional Shares beginning July 1, 2000.

                                  800.399.1770

ARTISAN
MID CAP FUND
Schedule of Investments - December 31, 2000 (Unaudited)

                                                      SHARES       MARKET
                                                       HELD        VALUE
                                                    ==========   ==========
COMMON STOCKS - 92.6%

BASIC MATERIALS - 5.3%
  CHEMICAL MANUFACTURING - 1.4%
     Minerals Technologies, Inc. -
     synthetic and specialty mineral products        329,500    $11,264,781

  CHEMICALS - PLASTICS & RUBBER - 0.8%
     Rohm & Haas Company - chemicals and
     materials for industrial applications           173,500      6,300,219

  CONTAINERS & PACKAGING - 1.5%
  <F1>Sealed-Air Corporation - specialty packaging   393,000     11,986,500

  PAPER & PAPER PRODUCTS - 1.6%
  <F1>Smurfit-Stone Container Corporation -
     packaging products                              810,200     12,102,362

CAPITAL GOODS - 5.0%
  AEROSPACE & DEFENSE - 1.7%
     B.F. Goodrich Company - aerospace systems
       and component parts                           369,500     13,440,563

  MISCELLANEOUS CAPITAL GOODS - 3.3%
  <F1>Mettler-Toledo International, Inc. -
     precision weighing instruments                  294,000     15,986,250
  <F1>SPX Corporation - diversified industrial
     and electrical products and services             92,600     10,018,162
                                                                -----------
                                                                 26,004,412
CONSUMER CYCLICAL - 4.7%
  APPLIANCE & TOOL- 1.3%
     Danaher Corporation - industrial tools and
       process/environmental controls                144,600      9,887,025

  AUDIO & VIDEO EQUIPMENT - 1.3%
     Harman International Industries, Inc. -
       high fidelity audio product manufacturer      274,300     10,011,950

  AUTO & TRUCK PARTS - 2.1%
  <F1>Gentex Corporation - electro-optic
     technology for automobiles                      464,600      8,653,175
  <F1>Lear Corporation - independent
     automotive supplier                             319,000      7,915,188
                                                                -----------
                                                                 16,568,363

ENERGY - 5.6%
  OIL & GAS OPERATIONS - 2.2%
     Devon Energy Corporation - natural gas and
       exploration company                           154,200      9,401,574
     Dynegy, Inc. - independent power producer
       and energy marketer                           138,700      7,775,869
                                                                -----------
                                                                 17,177,443

  OIL WELL SERVICES & EQUIPMENT - 3.4%
     <F1>Nabors Industries, Inc. - contract land
       drilling services                             191,700     11,339,055
     <F1>Weatherford International, Inc. -
       diversified energy services                   316,600     14,959,350
                                                                -----------
                                                                 26,298,405

-----------------------------------------------------SCHEDULE OF INVESTMENTS----


                                                      SHARES       MARKET
                                                       HELD        VALUE
                                                    ==========   ==========
FINANCIAL - 9.6%
  INSURANCE (ACCIDENT & HEALTH) - 2.0%
     UNUMProvident Corporation -
       insurance products                            580,100    $15,590,187

  INSURANCE (PROPERTY & CASUALTY) - 4.5%
     ACE Limited - insurance and
       reinsurance products                          453,800     19,258,138
     The St. Paul Companies, Inc. -
       insurance products                            284,700     15,462,769
                                                                -----------
                                                                 34,720,907

  REGIONAL BANKS - 1.3%
     Comerica, Inc - regional bank                   173,500     10,301,563

  S&LS/SAVINGS BANKS - 1.8%
     Charter One Financial, Inc. - savings and loan  493,130     14,239,129

HEALTHCARE - 9.5%
  BIOTECHNOLOGY & DRUGS - 3.1%
  <F1>Affymetrix, Inc. - DNA chip technology         145,500     10,830,656
  <F1>CuraGen Corporation - genomics based drugs     156,700      4,279,869
  <F1>Watson Pharmaceuticals, Inc. -
     branded and off-patent pharmaceutical products  182,600      9,346,837
                                                                -----------
                                                                 24,457,362

  HEALTHCARE FACILITIES - 5.4%
  <F1>Health Management Associates, Inc. -
     healthcare services                             591,300     12,269,475
  <F1>HEALTHSOUTH Corporation - outpatient
     surgery and rehabilitation services           1,048,000     17,095,500
  <F1>Lincare Holdings, Inc. - respiratory
     therapy services                                222,500     12,696,406
                                                                -----------
                                                                 42,061,381

  MEDICAL EQUIPMENT & SUPPLIES - 1.0%
     Stryker Corporation - medical equipment         150,000      7,588,500

REAL ESTATE INVESTMENT TRUSTS - 0.0%<F2>
     HealthCare Financial Partners REIT, Inc.,
       144A - healthcare-related real
       estate investments                              9,160        128,240

SERVICES - 6.3%
  BROADCASTING & CABLE TV - 3.8%
  <F1>Adelphia Communications Corporation -
     cable television operator                       192,200      9,922,325
  <F1>Charter Communications, Inc. -
     cable television operator                       552,400     12,532,575
  <F1>Univision Communications, Inc. -
     Spanish-language television broadcaster         168,700      6,906,156
                                                                -----------
                                                                 29,361,056
  RETAIL (SPECIALTY) - 1.1%
  <F1>Zale Corporation - fine jewelry retailer       285,400      8,294,437

  SECURITY SYSTEMS & SERVICES - 1.4%
  <F1>Sensormatic Electronics Corporation -
     integrated security products                    559,700     11,228,981

----SCHEDULE OF INVESTMENTS-----------------------------------------------------


                                                      SHARES       MARKET
                                                       HELD        VALUE
                                                    ==========   ==========
TECHNOLOGY - 28.1%
  COMPUTER HARDWARE - 1.2%
  <F1>MIPS Technologies, Inc. - Class B -
     designer of high-performance processors         378,000     $9,633,094

  COMPUTER NETWORKS - 1.2%
  <F1>Cabletron Systems, Inc. - Internet
     infrastructure products and services            626,900      9,442,681

  COMPUTER SERVICES - 5.7%
  <F1>CNET Networks, Inc. - global media company     368,500      5,896,000
  <F1>Exodus Communications, Inc. -
     web hosting services                            553,900     11,078,000
  <F1>Freemarkets, Inc. - online marketplace
     for industrial parts, commodities
     and services                                    511,400      9,716,600
  <F1>NCR Corporation -  information
     technology hardware, software and
     consulting services                             177,100      8,700,037
  <F1>SunGard Data Systems, Inc. -
     recordkeeping software and systems
     for investment management                       195,900      9,231,787
                                                                -----------
                                                                 44,622,424

  ELECTRONIC INSTRUMENTS & CONTROLS - 4.3%
  <F1>Sanmina Corporation - integrated electronic
     manufacturing services                           81,000      6,206,625
  <F1>SCI Systems, Inc. - integrated electronic
     manufacturing services                          453,400     11,958,425
  <F1>Tektronix, Inc. - electronic measurement
     and video-conferencing products                 462,800     15,590,575
                                                                -----------
                                                                 33,755,625

  SCIENTIFIC & TECHNICAL INSTRUMENTS - 3.3%
  <F1>Thermo Electron Corporation -
     precision measurement instruments               397,400     11,822,650
  <F1>Varian, Inc. - scientific instruments
     and vacuum technologies                         409,000     13,854,875
                                                                -----------
                                                                 25,677,525

  SEMICONDUCTORS - 4.8%
  <F1>Integrated Device Technology, Inc. -
     semiconductor designer/manufacturer             279,800      9,268,375
  <F1>National Semiconductor Corporation -
     semiconductor designer/manufacturer             475,700      9,573,462
  <F1>Novellus Systems, Inc. - automated
     wafer fabrication systems                       145,500      5,228,906
  <F1>Teradyne, Inc. - automated test systems        240,700      8,966,075
  <F1>Vitesse Semiconductors Corporation -
     high performance integrated circuits             77,500      4,286,719
                                                                -----------
                                                                 37,323,537

  SOFTWARE & PROGRAMMING - 7.6%
  <F1>Cadence Design Systems, Inc. -
     electronic design automation provider           587,700     16,161,750
  <F1>Intuit, Inc. - accounting and personal
     finance software                                268,700     10,596,856
  <F1>Kana Communications, Inc. - enterprise
     relationship management software                532,100      6,119,150
  <F1>Peregrine Systems, Inc. - resource
     management applications                         766,800     15,144,300
  <F1>Retek, Inc. - web-based software for
     the retail industry                             447,200     10,900,500
                                                                -----------
                                                                 58,922,556
TELECOMMUNICATIONS - 10.5%
  COMMUNICATION SERVICES - 7.5%
  <F1>Citizens Communications Company -
     rural telecommunication services              1,858,200     24,388,875
  <F1>McLeod USA, Inc. -
     telecommunication services                      845,100     11,937,038
  <F1>Western Wireless Corporation -
     telecommunication services                      565,300     22,152,694
                                                                -----------
                                                                 58,478,607

-----------------------------------------------------SCHEDULE OF INVESTMENTS----


                                                      SHARES       MARKET
                                                       HELD        VALUE
                                                    ==========   ==========
TELECOMMUNICATIONS (CONTINUED)
  COMMUNICATIONS EQUIPMENT - 3.0%
  <F1>Polycom, Inc. - audio and
     videoconferencing equipment                     373,700    $12,028,469
  <F1>Viasystems Group, Inc. - circuit board
     manufacturer                                  1,431,500     11,899,344
                                                                -----------
                                                                 23,927,813
UTILITIES - 8.0%
  ELECTRIC UTILITIES - 3.1%
  <F1>NRG Energy, Inc. -
     power generation facilities                     371,900     10,343,469
  <F1>Orion Power Holdings, Inc. -
     electric power generation facilities            573,800     14,129,825
                                                                -----------
                                                                 24,473,294

  NATURAL GAS UTILITIES - 4.9%
     Keyspan Corporation - energy services           332,100     14,072,738
     Kinder Morgan, Inc. - energy services           466,600     24,350,688
                                                                -----------
                                                                 38,423,426

                                                                -----------
TOTAL COMMON STOCKS (Cost $689,801,342)                         723,694,348

WARRANTS - 0.0%
     HealthCare Financial Partners REIT, Inc.,
       expires 4/28/01 - (Cost $0)                     3,664              -


                                                        PAR
                                                      AMOUNT
                                                    ==========
SHORT TERM INVESTMENTS - 7.7%
     Repurchase agreement with State
      Street Bank and Trust Company, 5.25%,
      dated 12/29/2000, due 1/2/2001,
      maturity value $60,168,078,
      collateralized by $61,344,531 market value
      U.S. Treasury Bond, 12.00%, due 08/15/2013
      (Cost $60,133,000)                         $60,133,000     60,133,000
                                                                -----------

TOTAL INVESTMENTS - 100.3% (Cost $749,934,342)                  783,827,348

OTHER ASSETS LESS LIABILITIES - (0.3%)                          (1,989,456)
                                                                -----------

TOTAL NET ASSETS - 100.0%<F3>                                  $781,837,892
                                                               ============

<F1>Non-income producing security.
<F2>Represents less than 0.1% of total net assets.
<F3>Percentages for the various classifications relate to total net assets.


    The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND
Statement of Assets & Liabilities - December 31, 2000 (Unaudited)

ASSETS:
Investments in securities, at value (cost $749,934,342)         $ 783,827,348
Cash                                                                      664
Receivable from investments sold                                    6,932,092
Receivable from fund shares sold                                   24,177,134
Interest receivable                                                    26,308
Dividends receivable                                                  295,034
Organizational costs                                                    8,508
                                                               --------------
TOTAL ASSETS                                                      815,267,088

LIABILITIES
Payable for investments purchased                                  29,163,420
Payable for fund shares redeemed                                    4,071,323
Payable for organizational costs                                        8,508
Payable for operating expenses                                        185,945
                                                               --------------
TOTAL LIABILITIES                                                  33,429,196
                                                               --------------
TOTAL NET ASSETS                                               $  781,837,892
                                                               ==============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding                             $  778,847,786
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions                                             33,893,006
Accumulated undistributed
  net investment income (loss)                                    (1,115,587)
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions                                  (29,787,313)
                                                               --------------
                                                               $  781,837,892
                                                               ==============

INVESTOR SHARES:
     Net assets                                                $  675,183,072
     Shares issued and outstanding                                 25,392,585
     Net asset value                                           $        26.59
                                                               ==============


INSTITUTIONAL SHARES:
     Net assets                                                $  106,654,820
     Shares issued and outstanding                                  4,007,600
     Net asset value                                           $        26.61
                                                               ==============

    The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND
Statement of Operations - For the Six Months Ended December 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest                                                           $1,129,487
Dividends                                                             931,731
                                                                -------------
TOTAL INVESTMENT INCOME                                             2,061,218

EXPENSES:
Advisory fees                                                       2,479,353
Transfer agent fees
     Investor Shares                                                  408,557
     Institutional Shares                                               9,740
Shareholder communications
     Investor Shares                                                   38,478
     Institutional Shares                                               1,187
Custodian fees                                                         57,074
Accounting fees                                                        28,233
Professional fees                                                       8,729
Registration fees
     Investor Shares                                                  107,392
     Institutional Shares                                              17,714
Directors' fees                                                        10,332
Organizational costs                                                    2,837
Other operating expenses                                                7,179
                                                                -------------
TOTAL OPERATING EXPENSES                                            3,176,805
                                                                -------------
NET INVESTMENT INCOME (LOSS)                                      (1,115,587)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments                          (20,572,193)
Net increase (decrease) in unrealized
  appreciation on investments                                    (10,134,391)
                                                                -------------

NET GAIN (LOSS) ON INVESTMENTS                                   (30,706,584)
                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $(31,822,171)
                                                                =============

    The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND
Statements of Changes in Net Assets

                                                        MID CAP FUND
                                                =============================
                                                SIX MONTHS           YEAR
                                                   ENDED            ENDED
                                               12/31/00<F1>        6/30/00
                                               ============      ============
OPERATIONS:
Net investment income (loss)                    $(1,115,587)       $(841,183)
Net realized gain (loss) on investments         (20,572,193)       18,317,700
Net increase (decrease) in unrealized
  appreciation on investments                   (10,134,391)       35,776,647
                                               -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     (31,822,171)       53,253,164

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares                                       -                -
     Institutional Shares                                  -
Net realized gains on investment transactions:
     Investor Shares                            (19,248,166)      (2,623,181)
     Institutional Shares                        (3,749,681)
                                               -------------    -------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS        (22,997,847)      (2,623,181)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES           611,679,035      131,029,274
                                               -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          556,859,017      181,659,257
Net assets, beginning of period                  224,978,875       43,319,618
                                               -------------    -------------
NET ASSETS, END OF PERIOD                      $ 781,837,892     $224,978,875
                                               =============    =============

<F1> Unaudited

    The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND
Financial Highlights



                                                 Period Ended    Year Ended     Year Ended     Year Ended     Year Ended
                                                   12/31/00       06/30/00       06/30/99       06/30/98       06/30/97
                                                Institutional     Investor       Investor       Investor       Investor
For a share outstanding throughout each period    Shares<F1>       Shares         Shares         Shares       Shares<F6>
----------------------------------------------  -------------  -------------  -------------  -------------  -------------
Net asset value,
   beginning of period                                $27.57         $16.67         $13.69         $10.00         $10.00

Income from investment operations:
   Net investment income (loss)                   (0.04)<F2>     (0.18)<F2>     (0.16)<F2>         (0.08)              -
   Net realized and unrealized gains on
   on securities and foreign
   currency transactions                                0.11          11.91           4.41           4.56              -
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations                        0.07          11.73           4.48              -              -
                                                  ----------     ----------     ----------     ----------     ----------
Distributions paid to shareholders:
   Net investment income                                   -              -              -              -              -
   Net realized gains on investment
   transactions                                       (1.03)         (0.83)         (1.27)         (0.79)              -
                                                  ----------     ----------     ----------     ----------     ----------
   Total distributions paid to shareholders           (1.03)         (0.83)         (1.27)         (0.79)              -
                                                  ----------     ----------     ----------     ----------     ----------

Net asset value, end of period                        $26.61         $27.57         $16.67         $13.69         $10.00
                                                  ==========     ==========     ==========     ==========     ==========

Total return                                        0.1%<F3>          72.9%          35.8%          46.1%       0.0%<F3>
Ratios/supplemental data:
   Net assets, end of period (millions)               $106.7         $225.0          $43.3          $12.8           $1.8
   Ratio of expenses to average net assets         1.12%<F4>          1.40%      2.00%<F5>      2.00%<F5>      0.00%<F4>
   Ratio of net investment income (loss) to
   average net assets                            (0.31%)<F4>        (0.79%)    (1.13%)<F5>    (0.77%)<F5>      0.00%<F4>
   Portfolio turnover rate                       104.03%<F3>        245.69%        202.84%        235.65%      0.00%<F3>


<F1> Unaudited.
<F2> Computed based on average shares outstanding.
<F3> Not annualized.
<F4> Annualized.
<F5> The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the adviser. Absent expenses paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.
<F6> For the period from commencement of operations (June 27, 1997) through June
     30, 1997.

    The accompnaying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND
Notes to Financial Statements - December 31, 2000 (Unaudited)

(1)  ORGANIZATION:

     Artisan Funds, Inc. ("Artisan Funds" ) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series company comprised of five open-end, diversified mutual funds. Artisan Mid Cap Fund ("the Fund"), a series of Artisan Funds, commenced operations on June 27, 1997.

     The Fund offers two classes of capital stock, Investor Shares and Institutional Shares. The Fund began offering Institutional Shares effective July 1, 2000. On July 3, 2000, 2,232,499 Mid Cap Fund Investor Shares (with a net asset value of $61,550,008) were transferred to Mid Cap Fund Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses, and registration fees are allocated directly to that class.

     The Mid Cap Fund Investor Shares and Mid Cap Fund Institutional Shares each have an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

          At December 31, 2000 the Fund owned one security which was valued at a fair value, as determined using procedures established by the Fund's Board of Directors, of $128,240, representing 0.02% of the Fund's total net assets.

----NOTES TO FINANCIAL STATEMENTS (CONT.)---------------------------------------

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

---------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)----

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

          Average Daily Net Assets           Annual Rate
          ----------------------------       -----------
          Less than $500 million               1.000%
          $500 million to $750 million         0.975%
          $750 million to $1 billion           0.950%
          Greater than $1 billion              0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer fee of $27,000, plus a fee of $1,000 for each in-person board meeting attended and $500 for each board meeting held by conference telephone and reimbursement of expenses related to their duties as a director of Artisan Funds. A portion of those fees, aggregating $10,332 in the six months ended December 31, 2000, is allocated to the Fund.

(4)  ORGANIZATIONAL COSTS:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which the Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated among the Fund and the other series of Artisan Funds based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the six months ended December 31, 2000.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 2000 were $1,026,808,943 and $486,336,974, respectively.

----NOTES TO FINANCIAL STATEMENTS (CONT.)---------------------------------------

(7)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Fund were as follows:

                                              INVESTOR         INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 2000             SHARES              SHARES
======================================    ================    ================
Net asset value of shares transferred       $(61,550,008)         $61,550,008
Proceeds from shares issued                   707,686,322          53,173,186
Net asset value of shares issued in
  reinvestment of distributions                18,694,317           3,697,765
Cost of shares redeemed                     (166,013,584)         (5,558,971)
                                         ----------------    ----------------
Net increase (decrease) from
  fund share activities                      $498,817,047        $112,861,988
                                         ================    ================

                                              INVESTOR         INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 2000             SHARES              SHARES
======================================    ================    ================
Shares transferred                            (2,232,499)           2,232,499
Shares sold                                    24,787,669           1,853,554
Shares issued from reinvestment
  of distributions                                669,088             132,252
Shares redeemed                               (5,990,563)           (210,705)
                                         ----------------    ----------------
Net increase (decrease) in capital shares      17,233,695           4,007,600
                                         ================    ================

                                                                  MID CAP
FISCAL YEAR ENDED JUNE 30, 2000                                     FUND
======================================                        ================
Proceeds from shares issued                                      $156,775,953
Net asset value of shares issued in
  reinvestment of distributions                                     2,587,556
Cost of shares redeemed                                          (28,334,235)
                                                             ----------------
Net increase (decrease) from fund share activities               $131,029,274
                                                             ================

                                                                  MID CAP
FISCAL YEAR ENDED JUNE 30, 2000                                     FUND
                                                              ================
Shares sold                                                         6,614,713
Shares issued from reinvestment of distributions                      142,017
Shares redeemed                                                   (1,195,955)
                                                             ----------------
Net increase (decrease) in capital shares                           5,560,775
                                                             ================

----NOTES TO FINANCIAL STATEMENTS (CONT.)---------------------------------------

(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:
     Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 2000, based on investment cost of $750,055,947 for federal income tax purposes, is as follows:

      Aggregate gross unrealized appreciation on investments    $  91,657,680
      Aggregate gross unrealized depreciation on investments     (57,886,279)
                                                                -------------
      Net unrealized appreciation                               $  33,771,401
                                                                =============

  The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. The Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

-----------------------------------------------NOTES ON PORTFOLIO STATISTICS----

The letter to shareholders included in this Semi-Annual Report includes statistical information about the portfolio of Artisan Mid Cap Fund. That information is as of December 31, 2000, it varies with changes in the Fund's portfolio investments.

DEFINITIONS

MARKET CAPITALIZATION is a company's total stock market value, calculated by multiplying the price of a single share by the total number of shares outstanding. You can find information about shares outstanding from the company's last quarterly report or any online quote service.

MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. An equal number of companies in the portfolio have a market capitalization higher than the median and an equal number have a market capitalization lower than the median.

WEIGHTED AVERAGE GROWTH RATE measures the estimated growth of earnings per share for each stock in a portfolio over the next 12 months divided by the reported earnings per share over the last 12 months, weighted by the security's market value within the portfolio.

WEIGHTED AVERAGE P/E RATIO measures the average of the ratios of portfolio stock prices divided by each stock's earnings per share, weighted by the security's market value within the portfolio.